AMENDED AND RESTATED MASTER LEASE

                      HEALTH CARE PROPERTY INVESTORS, INC.,
                                   HCPI TRUST
                                       and
                             TEXAS HCP HOLDING, L.P.
                             collectively, as Lessor
                                       AND
                              EMERITUS CORPORATION,
                                       and
                    ESC III, L.P., d/b/a TEXAS-ESC III, L.P.
                             collectively, as Lessee



                         Dated as of September 18, 2002

                                TABLE OF CONTENTS
ARTICLE  I.     1
1.1     Leased  Property;  Term.     1
ARTICLE  II.     2
2.1     Definitions     2
ARTICLE  III.     16
3.1     Rent.     16
3.2     Quarterly  Calculation  and  Payment  of  Percentage  Rent;  Annual
Reconciliation     18
3.3     [Intentionally  Omitted]     19
3.4     Confirmation  of  Percentage  Rent.     19
3.5     Additional  Charges     20
3.6     Late  Payment  of  Rent     20
3.7     Net  Lease     20
ARTICLE  IV.     21
4.1     Impositions.     21
4.2     Utilities     22
4.3     Insurance     22
4.4     Impound  Account     22
4.5     Tax  Service     22
ARTICLE  V.     23
5.1     No  Termination,  Abatement,  etc     23
5.2     Termination  with  Respect  to  Fewer  than All of the Facilities     23
ARTICLE  VI.     24
6.1     Ownership  of  the  Leased  Property     24
6.2     Personal  Property     24
6.3     Transfer  of  Personal  Property  and Capital Additions to Lessor     24
ARTICLE  VII.     24
7.1     Condition  of  the  Leased  Property     24
7.2     Use  of  the  Leased  Property.     25
7.3     Lessor  to  Grant  Easements,  etc     26
7.4     Preservation  of  Gross  Revenues     26
ARTICLE  VIII.     27
8.1     Compliance  with  Legal  and  Insurance  Requirements,  Instruments, etc
27
ARTICLE  IX.     27
9.1     Maintenance  and  Repair.     27
9.2     Encroachments,  Restrictions,  Mineral  Leases,  etc     29
ARTICLE  X.     30
10.1     Construction  of  Capital  Additions  to  the  Leased  Property.     30
10.2     Construction  Requirements  for  all  Capital  Additions     31
10.3     Funding  by  Lessor.     32
10.4     Capital  Additions  Financed  by  Lessee     33
ARTICLE  XI.     34
11.1     Liens     34
ARTICLE  XII.     34
12.1     Permitted  Contests     34
ARTICLE  XIII.     35
13.1     General  Insurance  Requirements     35
13.2     Replacement  Cost     36
13.3     Additional  Insurance     36
13.4     Waiver  of  Subrogation     37
13.5     Policy  Requirements     37
13.6     Increase  in  Limits     37
13.7     Blanket  Policies  and  Policies  Covering  Multiple  Locations     37
13.8     No  Separate  Insurance     38
ARTICLE  XIV.     38
14.1     Insurance  Proceeds     38
14.2     Insured  Casualty.     38
14.3     Uninsured  Casualty     39
14.4     No  Abatement  of  Rent     40
14.5     Waiver     40
14.6     Damage  Near  End  of  Term     40
ARTICLE  XV.     40
15.1     Condemnation.     40
15.2     Award-Distribution     41
15.3     Temporary  Taking     41
ARTICLE  XVI.     41
16.1     Events  of  Default     41
16.2     Certain  Remedies     43
16.3     Damages     44
16.4     Receiver     45
16.5     Lessee's  Obligation  to  Purchase     45
16.6     Waiver     46
16.7     Application  of  Funds     46
16.8     [Reserved]     46
16.9     [Reserved]     46
16.10     Landlord's  Security  Interest     46
ARTICLE  XVII.     47
17.1     Lessor's  Right  to  Cure  Lessee's  Default     47
ARTICLE  XVIII.     47
18.1     Purchase  of  the  Leased  Property     47
18.2     Allocation  of  the  Boise,  Idaho  Purchase  Price     48
ARTICLE  XIX.     48
19.1     Renewal  Terms     48
ARTICLE  XX.     49
20.1     Holding  Over     49
ARTICLE  XXI.     49
21.1     Letters  of  Credit     49
21.2     Times  for  Obtaining  Letters  of  Credit     50
21.3     Amounts  for  Letters  of  Credit.     50
21.4     Uses  of  Letters  of  Credit     51
21.5     Cash  Security  Deposit  Option     51
ARTICLE  XXII.     53
22.1     Risk  of  Loss     53
ARTICLE  XXIII.     53
23.1     General  Indemnification     53
ARTICLE  XXIV.     54
24.1     Subletting  and  Assignment.     54
24.2     Consent     55
24.3     Costs     56
24.4     No  Release  of  Lessee's  Obligations     56
24.5     Assignment  of  Lessee's  Rights  Against  Sublease     57
24.6     Reserved     57
24.7     REIT  Protection     57
24.8     Prepaid  Rent     58
ARTICLE  XXV.     58
25.1     Officer's  Certificates  and  Financial  Statements.     58
25.2     Charges     60
ARTICLE  XXVI.     60
26.1     Lessor's  Right  to  Inspect  and  Show the Leased Property and Capital
Additions     60
ARTICLE  XXVII.     60
27.1     No  Waiver     60
ARTICLE  XXVIII.     60
28.1     Remedies  Cumulative     60
ARTICLE  XXIX.     61
29.1     Acceptance  of  Surrender     61
ARTICLE  XXX.     61
30.1     No  Merger     61
ARTICLE  XXXI.     61
31.1     Conveyance  by  Lessor     61
31.2     New  Lease     61
ARTICLE  XXXII.     63
32.1     Quiet  Enjoyment     63
ARTICLE  XXXIII.     63
33.1     Notices     63
ARTICLE  XXXIV.     64
34.1     Appraiser     64
ARTICLE  XXXV.     65
35.1     Lessee's  Option  to  Purchase  the  Leased  Property.     65
35.2     Defaults.     68
35.3     Escrow  Provisions.     69
35.4     Lessor's  Option  to  Purchase  Lessee's  Personal  Property     70
ARTICLE  XXXVI.     70
36.1     Lessor  May  Grant  Liens     70
36.2     Attornment     70
ARTICLE  XXXVII.     71
37.1     Hazardous  Substances     71
37.2     Notices     71
37.3     Remediation     71
37.4     Indemnity     72
37.5     Environmental  Inspection     73
ARTICLE  XXXVIII.     73
38.1     Memorandum  of  Lease     73
ARTICLE  XXXIX.     73
39.1     Sale  of  Assets     73
ARTICLE  XL.     74
40.1     Subdivision     74
ARTICLE  XLI.     75
41.1     Authority     75
ARTICLE  XLII.     75
42.1     Attorneys'  Fees     75
ARTICLE  XLIII.     75
43.1     Brokers     75
ARTICLE  XLIV.     75
44.1     Miscellaneous.     75
ARTICLE  XLV.     79
45.1     Restatement  of  Original  Leases     79
ARTICLE  XLVI.     79
46.1     Provisions  Relating  to  Master  Lease     79

Exhibits:
--------

Exhibit  A     Legal  Description  of  the  Land
Exhibit  B     List  of  Lessor's  Personal  Property
Exhibit  C     Description  of  Facilities  and  Certain  Material  Terms
Exhibit  D     IRR  Percentages
Exhibit  E     Property  Condition  Reports
Exhibit  F     Letter  of  Credit  Amounts
Exhibit  G     Letter  of  Credit  Reduction  Fraction
Exhibit  H     Rent  for  the  Extended  Terms
Exhibit  I     Capital  Repair  Requirements
Exhibit  J     Form  of  Letter  of  Credit
Exhibit  K     Form  of  Amendment  to  Pennsylvania  Land  Leases
Exhibit  L     Boise  Work  Letter
Exhibit  M     Permitted  Competing  Facilities

                                        2
                                      LEASE
     THIS AMENDED AND RESTATED MASTER LEASE ("Lease") is dated as of the 18 day of September, 2002 (the "Restatement Date"), and is between HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation, HCPI TRUST, a Maryland real estate trust, and TEXAS HCP HOLDING, L.P., a Delaware limited partnership (collectively, as "Lessor"), and EMERITUS CORPORATION, a Washington corporation, and ESC III, L.P., a Washington limited partnership d/b/a TEXAS-ESC III, L.P. (collectively, as "Lessee").
ARTICLE  I.
-----------
1.1     Leased  Property;  Term.
        -----------------------
     Upon and subject to the terms and conditions hereinafter set forth, Lessor leases to Lessee and Lessee leases from Lessor all of Lessor's rights and interest in and to the following with respect to each Facility (as defined below)  (collectively  the  "Leased  Property"):
(a)     the  real  property or properties described in Exhibit A attached hereto
                                                       ---------
(collectively,  the  "Land");
(b) all buildings, structures, Fixtures (as hereinafter defined) and other improvements of every kind now or hereafter located on the Land including, alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines (on-site and off-site to the extent Lessor has obtained any interest in the same), parking areas and roadways appurtenant to such buildings and structures and Capital Additions funded by Lessor of each such Facility (collectively, the "Leased Improvements");
(c)     all  easements,  rights  and  appurtenances relating to the Land and the
Leased  Improvements  (collectively,  the  "Related  Rights");
(d) all equipment, machinery, fixtures, and other items of real and/or personal property, including all components thereof, now and hereafter located in, on or used in connection with and permanently affixed to or incorporated into the Leased Improvements, including all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems, apparatus, sprinkler systems, fire and theft protection equipment, and built-in oxygen and vacuum systems, all of which, to the greatest extent permitted by law, are hereby deemed to constitute real estate, together with all replacements, modifications, alterations and additions thereto (collectively, the "Fixtures"); and
(e) the machinery, equipment, furniture and other personal property described on Exhibit B attached hereto, together with all replacements,
               ----------
modifications, alterations and substitutes therefore (whether or not constituting an upgrade) (collectively, "Lessor's Personal Property").
     SUBJECT, HOWEVER, to the easements, encumbrances, covenants, conditions and restrictions and other matters which affect the Leased Property as of the Original Lease Commencement Date with respect to each portion of the Leased Property or which are created thereafter as permitted under the Original Lease or hereunder to have and to hold (i) for a fixed term with respect to each Facility (with respect to each Facility, the "Fixed Term") commencing on the Restatement Date and ending at 11:59 p.m. on the applicable Expiration Date (as defined below), and (ii) the Extended Terms provided for in Article XIX unless this Lease is earlier terminated as hereinafter provided.
ARTICLE  II.
------------
2.1     Definitions
        -----------
     . For all purposes of this Lease, except as otherwise expressly provided or unless the context otherwise requires, (i) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular; (ii) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP as at the time applicable; (iii) all references in this Lease to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Lease; (iv) the word "including" shall have the same meaning as the phrase "including, without limitation," and other similar phrases; and (v) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Lease as a whole and not to any particular Article, Section or other subdivision:
Added  Value  Percentage:  As  defined  in  Section  10.4.
------------------------
Additional  Charges:  As  defined  in  Article  III.
-------------------
Additional  Rosewood  Option  Payment:  As  defined  in  Article  XXXV.
-------------------------------------
Additional  Rent:  The  sum  of  Allocated  Additional  Rent  for  all  of  the
----------------
Facilities.
----------
Affiliate:  Any  Person which, directly or indirectly, controls or is controlled
---------
by or is under common control with any other Person. For purposes of this definition, "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, partnership interests or other equity interests. When used with respect to any corporation, the term
"Affiliate" shall also include any Person which owns, directly or indirectly, fifty percent (50%) or more of any class of security of such corporation, but shall exclude any affiliate of Daniel R. Baty which but for its relationship with Daniel R. Baty would not be considered an Affiliate of Lessee. Allentown Land Lease: The amended and restated land lease dated April 7, 1988
----------------------
by and between Columbian Home of Allentown, a non-profit Pennsylvania corporation of the City of Allentown, Lehigh County, Pennsylvania and Allentown Personal Care General Partnership, a Pennsylvania general partnership, with respect to certain land located in the City of Allentown, Lehigh County, Pennsylvania.
Allocated  Additional  Rent:  With  respect  to  each  Facility,  the  amount of
---------------------------
Additional  Rent  allocated  to such Facility as determined by Section 3.1.2 and
-------
Exhibit  C  attached  hereto.
----------
Allocated Initial Investment:  With respect to each Facility, at any given time,
----------------------------
the "Allocated Initial Investment" allocated to such Facility as set forth on Exhibit C attached hereto.
  --------
Allocated  Minimum  Rent:  With  respect to each Facility, the amount of Minimum
------------------------
Rent  allocated  to  such  Facility  as  set forth on Exhibit C attached hereto.
--                                                    ---------
Applicable  Boise  Minimum  Rent  Increase:  As  defined  in  Section  3.1.1.
------------------------------------------
Appraiser:  As  defined  in  Article  XXXIV.
---------
Appreciation  Amount:  With  respect to a Purchase Group, the amount, if any, by
--------------------
which the aggregate Fair Market Value of such Facilities exceeds the aggregate Minimum Repurchase Price of such Facilities (as defined below) as of the applicable Outside Closing Date.
Award:  All compensation, sums or anything of value awarded, paid or received on
-----
a  total  or  partial  Condemnation.
Base  Gross  Revenues:  With respect to each Facility, the Gross Revenues as set
---------------------
forth  on  Exhibit  C  attached  hereto.
-          ----------
Base  Period:  The  period commencing on that date which is eighteen (18) months
------------
prior to the date any appraisal of any Facility is made pursuant to the provisions of Article XXXIV and ending on the date which is six (6) months prior to the date any such appraisal of the Facility is made.
BLS:  Bureau  of  Labor  Statistics,  U.S.  Department  of  Labor.
---
Boise  Additional  Rent  Increase:  As  defined  in  ExhibitC  attached  hereto.
---------------------------------                    -------
Boise  Capital  Renovation Project:  The "Capital Renovation Project" as defined
----------------------------------
in  the  Boise  Work  Letter.
Boise  Capital  Renovation  Project  Minimum  Rent Reset Date:  The date of each
-------------------------------------------------------------
advance of Boise Capital Renovation Project Costs by Lessor under the Boise Work
----
Letter.
Boise  Capital  Renovation  Project  Lease  Rate:  Eleven  and  One-Half Percent
------------------------------------------------
(11.5%).
------
Boise  Capital Renovation Project Costs:  The "Capital Renovation Project Costs"
---------------------------------------
as  defined  in  the  Boise  Work  Letter.
Boise  Completion  Date:  The  "Completion  Date"  as  defined in the Boise Work
-----------------------
Letter.
-----
Boise  Lessor Maximum Cost:  The "Landlord Maximum Cost" as defined in the Boise
--------------------------
Work  Letter.
Boise  Work  Letter:  The  Amended  and Restated Capital Renovation Project Work
-------------------
Letter  attached  hereto as Exhibit L and incorporated herein by this reference.
---                         ---------
Business Day:  Each Monday, Tuesday, Wednesday, Thursday and Friday which is not
------------
a day on which national banks in the City of New York, New York are authorized, or obligated, by law or executive order, to close.
Capital  Additions:  With respect to any Facility, one or more new buildings, or
------------------
one or more additional structures annexed to any portion of any of the Leased Improvements of such Facility, or the material expansion of existing improvements, which are constructed on any parcel or portion of the Land of such Facility, during the Term, including construction of a new wing or new story, or the repair, replacement, restoration, remodeling or rebuilding of existing Leased Improvements on such Facility or any portion thereof where the purpose and effect of such work is to provide a functionally new facility in order to provide services not previously offered in such Facility. Notwithstanding anything to the contrary herein, the Boise Capital Renovation Project shall be at all times deemed a "Capital Addition" for purposes of this Lease.
Capital  Addition  Costs:  The  costs of any Capital Addition made to the Leased
------------------------
Property whether paid for by Lessee or Lessor, including (i) all permit fees and
--
other costs imposed by any governmental authority, the cost of site preparation, the cost of construction including materials and labor, the cost of supervision and related design, engineering and architectural services, the cost of any fixtures, and if and to the extent approved by Lessor, the cost of construction financing; (ii) fees paid to obtain necessary licenses and certificates; (iii) the cost of any land contiguous to the Leased Property which is to become a part of the Leased Property purchased for the purpose of placing thereon the Capital Addition or any portion thereof or for providing means of access thereto, or parking facilities therefor, including the cost of surveying the same, but only to the extent approved by Lessor in writing and in advance if Lessor is funding such Capital Addition; (iv) the cost of insurance, real estate taxes, water and sewage charges and other carrying charges for such Capital Addition during construction; (v) the cost of title insurance; (vi) reasonable fees and expenses of legal counsel; (vii) filing, registration and recording taxes and fees;
(viii) documentary stamp and similar taxes; and (ix) all reasonable costs and expenses of Lessor and any Person which has committed to finance the Capital
Addition,  including  (a)  the  reasonable fees and expenses of their respective legal counsel; (b) printing expenses; (c) filing, registration and recording taxes and fees; (d) documentary stamp and similar taxes; (e) title insurance charges and appraisal fees; (f) rating agency fees; and (g) commitment fees charged by any Person advancing or offering to advance any portion of the financing for such Capital Addition. Notwithstanding anything to the contrary herein, all Boise Capital Renovation Project Costs advanced, funded or accrued by Lessor under the Boise Work Letter shall be treated for all purposes as a Capital Addition Cost financed and paid for by Lessor under this Lease.
Capital  Repair  Requirements:  With  respect  to  each Facility, the applicable
-----------------------------
amount  as  set  forth  on  Exhibit  I  attached  hereto.
----                        ----------
Cash  Flow:  With  respect  to each Facility, the net income from such Facility,
----------
determined  on  the basis of GAAP applied on a consistent basis, plus the sum of
--
(i) depreciation and amortization expense; (ii) Rent and other expenses payable hereunder, excluding, however, Impositions for such Facility; plus (iii) management fees for such Facility; less the sum of (y) a management fee allowance of five percent (5%) of Gross Revenues for such Facility during the corresponding period plus (z) an annual Two Hundred Dollar ($200) per unit reserve for such Facility, pro-rated for the corresponding period.
Cash  Flow  Coverage:  With respect to each Facility, for any period, calculated
--------------------
as of the last day of the period, the ratio of Cash Flow for such Facility attributable to such period to total Rent payable for such period under the Lease.
Cash  Security  Deposit:  As  defined  in  Section  21.5.
-----------------------
Close  of  Escrow:  As  defined  in  Article  XXXV.
-----------------
Code:  The  Internal  Revenue  Code  of  1986,  as  amended.
----
Collateral:  As  defined  in  Section  16.10.1.
----------
Condemnation:  The  exercise  of  any  governmental  power,  whether  by  legal
------------
proceedings  or  otherwise,  by  a  Condemnor or a voluntary sale or transfer by
--------
Lessor  to  any  Condemnor,  either  under threat of condemnation or while legal
----
proceedings  for  condemnation  are  pending.
----
Condemnor:  Any  public  or  quasi-public  authority,  or private corporation or
---------
individual,  having  the  power  of  Condemnation.
----
Consolidated  Financials:  For  any  fiscal  year or other accounting period for
------------------------
Lessee  and  its  consolidated Subsidiaries, statements of earnings and retained
---
earnings and of changes in financial position for such period and for the period
--
from the beginning of the respective fiscal year to the end of such period and the related balance sheet as at the end of such period, together with the notes thereto, all in reasonable detail and setting forth in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, and prepared in accordance with GAAP.
Consolidated  Net  Worth:  At  any time, the sum of the following for Lessee and
------------------------
its  consolidated Subsidiaries, on a consolidated basis determined in accordance
--
with  GAAP
(i) the amount of capital or stated capital (after deducting the cost of any shares held in its treasury), plus
(ii) the amount of capital surplus and retained earnings (or, in the case of a capital surplus or retained earnings deficit, minus the amount of such deficit), minus
(iii) the sum of the following (without duplication of deductions in respect of items already deducted in arriving at surplus and retained earnings): (a) unamortized debt discount and expense; and (b) any write-up in book value of assets resulting from a revaluation thereof subsequent to the most recent Consolidated Financials prior to the date hereof, excluding, however, any (i) net write-up in value of foreign currency in accordance with GAAP, (ii) write-up resulting from a reversal of a reserve for bad debts or depreciation, and (iii) write-up resulting from a change in methods of accounting for inventory.
     Cost  of  Living  Index:  The Consumer Price Index for All Urban Consumers,
     -----------------------
U.S. City Average (1982-1984 = 100), published by the BLS, or such other renamed index. If the BLS changes the publication frequency of the Cost of Living Index so that a Cost of Living Index is not available to make a cost-of-living adjustment as specified herein, the cost-of-living adjustment shall be based on the percentage difference between the Cost of Living Index for the closest preceding month for which a Cost of Living Index is available and the Cost of Living Index for the comparison month as required by this Lease. If the BLS changes the base reference period for the Cost of Living Index from 1982-84 = 100, the cost-of-living adjustment shall be determined with the use of such conversion formula or table as may be published by the BLS. If the BLS otherwise substantially revises, or ceases publication of the Cost of Living Index, then a substitute index for determining cost-of-living adjustments, issued by the BLS or by a reliable governmental or other nonpartisan publication, shall be reasonably selected by Lessor and Lessee.
CPI  Increase:  (A)  With respect to any increase applicable at the commencement
-------------
of the second (2nd) Lease Year of a Facility, the percentage increase (but not decrease) in (i) the Cost of Living Index published for the beginning of the first Quarter of each Lease Year, over (ii) the Cost of Living Index published for the month twelve (12) months prior to such date, and (B) with respect to all subsequent Lease Years, the percentage increase (but not decrease) in (i) the Cost of Living Index published for the beginning of the first Quarter of each Lease Year, over (ii) the Cost of Living Index published for the beginning of the first Quarter of the immediately prior Lease Year.
CPI Increase (Group 4 Modified):  (A) With respect to any increase applicable at
-------------------------------
the commencement of the second (2nd) Lease Year of a Facility, the percentage increase (rounded to two (2) decimal places), if any, in (i) the Cost of Living Index published for the month which is three (3) months prior to the commencement of the applicable Lease Year, over (ii) the Cost of Living Index published for the month twelve (12) months prior to such date, and (B) with respect to all subsequent Lease Years, the percentage increase (rounded to two
(2) decimal places), if any, in (i) the Cost of Living Index published for the month which is three (3) months prior to the commencement of the applicable Lease Year, over (ii) the Cost of Living Index published for the month which is three (3) months prior to the commencement of the immediately prior Lease Year. CPI Percentage Cap: With respect to each Facility, the applicable percentage as
------------------
set  forth  on  Exhibit  C  attached  hereto.
                ----------
CPI  Percentage Floor:  With respect to each Facility, the applicable percentage
---------------------
as  set  forth  on  Exhibit  C  attached  hereto.
                    ----------
CPI  Rent:  The  phrase  "CPI  Rent"  shall  have  the  following  meanings:
---------
          (I) With respect to the Group 4 Facilities, an amount equal to the sum of (i) the greater of (A) the lesser of (a) the product of (x) the sum of the prior Lease Year's Minimum Rent and Additional Rent multiplied by (y) the current CPI Increase (Group 4 Modified), multiplied by (z) two (2), and (b) the CPI Percentage Cap multiplied by the sum of the prior Lease Year's Minimum Rent and Additional Rent, and (B) (1) the CPI Percentage Floor multiplied by (2) the sum of the prior Lease Year's Minimum Rent and Additional Rent, and (ii) the prior Lease Year's CPI Rent. If the prior Lease Year is less than twelve (12) calendar months, the Minimum Rent, Additional Rent and CPI Rent for such Lease year shall be annualized for purposes of the foregoing calculations; and
     (II)  With  respect  to all other Facilities, an amount equal to the sum of
(i) the greater of (A) the lesser of (a) the product of (y) the sum of the prior Lease Year's Minimum Rent and Additional Rent multiplied by (z) the current CPI Increase, and (b) the CPI Percentage Cap multiplied by the sum of the prior Lease Year's Minimum Rent and Additional Rent, and (B) (1) the CPI Percentage Floor multiplied by (2) the sum of the prior Lease Year's Minimum Rent and Additional Rent, and (ii) the prior Lease Year's CPI Rent. If the prior Lease Year is less than twelve (12) calendar months, the Minimum Rent, Additional Rent and CPI Rent for such Lease year shall be annualized for purposes of the foregoing calculations.
Notwithstanding anything in the foregoing to the contrary, with respect to each Facility, CPI Rent for the first Lease Year shall be equal to the amount as set forth on Exhibit C attached hereto.
           ----------
     Date  of Taking:  The date the Condemnor has the right to possession of the
     ---------------
property  being  condemned.
Deposit:  As  defined  in  Article  XXXV.
-------
Emeritus:  As  defined  in  the  preamble.
--------
Environmental  Costs:  As  defined  in  Article  XXXVII.
--------------------
Environmental  Laws:  Environmental  Laws shall mean any and all federal, state,
-------------------
municipal and local laws, statutes, ordinances, rules, regulations, guidances, policies, orders, decrees, judgments, whether statutory or common law, as amended from time to time, now or hereafter in effect, or promulgated, pertaining to the environment, public health and safety and industrial hygiene, including the use, generation, manufacture, production, storage, release, discharge, disposal, handling, treatment, removal, decontamination, cleanup, transportation or regulation of any Hazardous Substance, including the Industrial Site Recovery Act, the Clean Air Act, the Clean Water Act, the Toxic Substances Control Act, the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act, the Federal Insecticide, Fungicide, Rodenticide Act, the Safe Drinking Water Act and the Occupational Safety and Health Act.
Escrow:  As  defined  in  Article  XXXV.
------
Escrow  Holder:  As  defined  in  Articles  XXXV.
--------------
Event  of  Default:  As  defined  in  Article  XVI.
------------------
Expiration  Date:  With respect to each Facility, the expiration dates set forth
----------------
on  Exhibit  C  attached  hereto.
    ----------
Extended  Term(s):  With respect to each Facility, as defined in Article XIX and
-----------------
set  forth  on  Exhibit  C  attached  hereto.
                ----------
Extended  Term  Rent:  With  respect  to  each  Facility, an amount equal to the
--------------------
applicable  sum  as  set  forth  on  Exhibit  H  attached  hereto.
-----                                ----------
Facility:  Each  Facility  being (and to be) operated or proposed to be operated
--------
on  the  Leased  Property,  as more particularly described on Exhibit C attached
-                                                             ---------
hereto. Notwithstanding the foregoing, the Boise Capital Renovation Project shall be deemed to be part of the "Facility" with respect to the Facility located in Boise, Idaho.
Facility  Mortgage:  As  defined  in  Article  XIII.
------------------
Facility  Mortgagee:  As  defined  in  Article  XIII.
-------------------
Fair  Market  Added Value:  With respect to each Facility, the Fair Market Value
-------------------------
(as hereinafter defined) of the Leased Property (including all Capital Additions) of such Facility less the Fair Market Value of the Leased Property of such Facility determined as if no Capital Additions financed by Lessee had been constructed.
Fair Market Rental:  With respect to each Facility, the fair market rental value
------------------
of  the  Leased  Property  of  such  Facility,  or  applicable  portion  thereof
(including any periodic increases therein), determined in accordance with the appraisal procedures set forth in Article XXXIV.
Fair  Market Value:  With respect to each Facility, the fair market value of the
------------------
Leased Property and all Capital Additions of such Facility, or applicable portion(s) thereof, determined in accordance with the appraisal procedures set forth in Article XXXIV. Fair Market Value shall be the value obtained by assuming that the Leased Property is encumbered by this Lease. Further, in determining Fair Market Value the positive or negative effect on the value of the Leased Property attributable to the interest rate, amortization schedule, maturity date, prepayment penalty and other terms and conditions of any encumbrance which will not be removed at or prior to the date as of which Fair Market Value shall taken into account. The Leased Property shall be valued at its highest and best use which shall be presumed to be as a fully-permitted Facility operated in accordance with the provisions of this Lease. Fair Market Value of the Leased Property shall not include "going concern" or "business enterprise" value attributable to factors other than the highest and best use of the Leased Property. In addition, the following specific matters shall be factored  in  or  out,  as  appropriate,  in  determining  Fair  Market  Value:
     (i) The negative value of (a) any deferred maintenance or other items of repair or replacement of the Leased Property, (b) any then current or prior licensure or certification violations and/or admissions holds and (c) any other breach or failure of Lessee to perform or observe its obligations hereunder shall not be taken into account; rather, the Leased Property, and every part
       ---
thereof shall be deemed to be in the condition required by this Lease (i.e., good order and repair) and Lessee shall at all times be deemed to have operated the Facility in compliance with and to have performed all obligations of the Lessee under this Lease.
(ii)     The  occupancy  level  of the applicable Facility shall be deemed to be the  average  occupancy  during  the  Base  Period.
(iii) If the applicable Facility's Primary Intended Use includes a mixed use, then the average of such mix during the Base Period shall be taken into account.
     First  Refusal  Facilities:  Each of those Facilities identified as a First
     --------------------------
Refusal  Facility  on  Exhibit  C  attached  hereto.
                       ----------
First  Refusal  Period:  As  defined  in  Section  35.1.4.
----------------------
Fixed  Term:  As  defined  in  Article  I.
-----------
Fixtures:  With respect to each Facility, the Fixtures (as defined in Article I)
--------
of  such  Facility.
Fullerton  Closing  Date:  The  date  of  closing  of  the sale by Lessor of the
------------------------
Facility  located in Fullerton, California provided for in Section 35.1.2, if at
------
all.
Fullerton  Purchase  Option  Term:  As  defined  in  Article  XXXV.
---------------------------------
GAAP:  Generally  accepted  accounting  principles.
----
Gross  Revenues:  With  respect  to  each  Facility,  all  revenues  received or
---------------
receivable  from  or by reason of the operation of the Facility or any other use
-------
of the Leased Property of such Facility, Lessee's Personal Property and all Capital Additions including all revenues received or receivable for the use of or otherwise attributable to units, rooms, beds and other facilities provided, meals served, services performed (including ancillary services), space or facilities subleased or goods sold on or from the Leased Property and all Capital Additions of such Facility, including, and except as provided below, any consideration received under any commercial (as opposed to resident or patient) subletting, licensing or other arrangements with third parties (a "Commercial Sublessee") relating to the possession or use of any portion of the Leased Property and all Capital Additions; provided, however, that Gross Revenues shall not include:
(i) non-operating revenues such as interest income or income from the sale of assets not sold in the ordinary course of business;
(ii) federal, state or local excise taxes and any tax based upon or measured by such revenues which is added to or made a part of the amount billed to the  patient  or  other recipient of such services or goods, whether included in the  billing  or  stated  separately;
(iii) contractual allowances (relating to any period during the Term of the Lease) for billings not paid by or received from the appropriate governmental agencies or third party providers; and
(iv) all proper patient billing credits and adjustments according to generally accepted accounting principles relating to health care accounting.
     Gross Revenues for each Lease Year of such Facility shall reflect all cost report settlement adjustments, whether positive or negative, received in or payable during such Lease Year in accordance with GAAP relating to health care accounting, regardless of the year that such settlement amounts are applicable to; provided, however, that to the extent settlement amounts are applicable to years, or portions thereof, prior to the Restatement Date, such settlement amounts shall not be reflected in Gross Revenues for the Lease Year of such Facility in which such settlement amounts are received or paid. Gross Revenues shall include the Gross Revenues of any Commercial Sublessee with respect to any applicable portion of the Leased Property and/or any Capital Additions, i.e., the Gross Revenues generated from the operations conducted on or from such portion shall be included directly in the Gross Revenues and the rent received or receivable by Lessee from such Commercial Sublessee shall be excluded from Gross Revenues for such purpose.
Group  1  Facilities:  Each of those Facilities identified as a Group 1 Facility
--------------------
on  Exhibit  C  attached  hereto.
-   ----------
Group  2  Facilities:  Each of those Facilities identified as a Group 2 Facility
--------------------
on  Exhibit  C  attached  hereto.
-   ----------
Group  3  Facilities:  Each of those Facilities identified as a Group 3 Facility
--------------------
on  Exhibit  C  attached  hereto.
-   ----------
Group  4  Facilities:  Each of those Facilities identified as a Group 4 Facility
--------------------
on  Exhibit  C  attached  hereto.
-   ----------
Group  5 Facility:  Each of those Facilities identified as a Group 5 Facility on
-----------------
Exhibit  C  attached  hereto.
----------
Guarantors:  Any  future guarantor of all or any portion of Lessee's obligations
----------
pursuant  to  this  Lease  (each,  individually,  a  "Guarantor").
Guaranty:  Any  future  written  guaranty  of  Lessee's  obligations  hereunder
--------
executed  by  a  Guarantor.
-------
Handling:  As  defined  in  Article  XXXVII.
--------
Hazardous  Substances:  Collectively,  any  petroleum,  petroleum  product  or
---------------------
byproduct  or  any  substance, material or waste regulated or listed pursuant to
-------
any  Environmental  Law.
--
HCPI:  Health  Care  Property  Investors,  Inc.,  a  Maryland  corporation.
----
HCPI  Trust:  HCPI  Trust,  a  Maryland  real  estate  Trust.
-----------
Impositions:  Collectively,  all  taxes,  including capital stock, franchise and
-----------
other  state  taxes of Lessor (or, if Lessor is not HCPI, of HCPI as a result of
--
its investment in Lessor), ad valorem, sales, use, single business, gross receipts, transaction privilege, rent or similar taxes; assessments including assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term; ground rents; water, sewer and other utility levies and charges; excise tax levies; fees including license, permit, inspection, authorization and similar fees; and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Leased Property and/or the Rent and all interest and penalties thereon attributable to any failure in payment by Lessee which at any time prior to, during or in respect of the Term hereof may be assessed or imposed on or in respect of or be a lien upon (i) Lessor or Lessor's interest in the Leased Property, (ii) the Leased Property or any part thereof or any rent therefrom or any estate, right, title or interest therein, or (iii) any occupancy, operation, use or possession of, or sales from or activity conducted on or in connection with the Leased Property or the leasing or use of the Leased Property or any part thereof; provided, however, that nothing contained in this Lease shall be construed to require Lessee to pay (a) any tax based on net income (whether denominated as a franchise or capital stock or other tax) imposed on Lessor or any other Person, (b) any transfer, or net revenue tax of Lessor or any other Person except Lessee and its successors, (c) any tax imposed with respect to the sale, exchange or other disposition by Lessor of any Leased Property or the proceeds thereof, or (d) any principal or interest on any indebtedness on the Leased Property owed to a Facility Mortgagee for which Lessor is the obligor, except to the extent that any tax, assessment, tax levy or charge, which is otherwise included in this definition, and a tax, assessment, tax levy or charge set forth in clause (a) or (b) is levied, assessed or imposed in lieu thereof or as a substitute therefor. Incremental Gross Revenues: With respect to each Facility, the positive amount,
--------------------------
if any, by which the Gross Revenues for such Facility during the current Lease Year exceeds the Base Gross Revenues for such Facility. The Incremental Gross Revenues for any partial Lease Year shall be the amount by which the Gross
Revenues for such partial Lease Year exceeds the Base Gross Revenues for such Facility as prorated for such partial Lease Year.
Initial  Rosewood  Option  Payment:  As  defined  in  Article  XXXV.
----------------------------------
Insurance  Requirements:  The  terms  of  any  insurance policy required by this
-----------------------
Lease and all requirements of the issuer of any such policy and of any insurance
----
board, association, organization or company necessary for the maintenance of any such policy.
Intangible Property:  All accounts, proceeds of accounts, rents, profits, income
-------------------
or revenues derived from the use of rooms or other space within the Leased Property or the providing of services in or from the Leased Property; documents, chattel paper, instruments, contract rights, deposit accounts, general intangibles, causes of action, now owned or hereafter acquired by Lessee (including any right to any refund of any Impositions) arising from or in connection with Lessee's operation or use of the Leased Property; all licenses and permits now owned or hereinafter acquired by Lessee, which are necessary or desirable for Lessee's use of the Leased Property for its Primary Intended Use, including, if applicable, any certificate of need or similar certificate; the right to use any trade name or other name associated with the Facility; and any and all third-party provider agreements (including Medicare and Medicaid). IRR Percentage: With respect to each Purchase Option Property, an amount equal
---------------
to  the  applicable  percentage  as  set  forth  on  Exhibit  D attached hereto.
                                                     ----------
Land:  With  respect  to  each  Facility,  the  Land  (as  defined in Article I)
----
relating  to  such  Facility.
----
Land  Lease  Facilities:  Each  of  the  Facilities  identified  as a Land Lease
-----------------------
Facility  on  Exhibit  C  attached  hereto.
------        ----------
Land  Lease  Rent:  As  defined  in  Section  3.1.3.
-----------------
Landlord's Minimum Return Allocation:  An amount that yields an internal rate of
------------------------------------
return on the Minimum Repurchase Price for the period commencing on the applicable Original Lease Commencement Date and ending on the closing date of the purchase provided for in Section 35.1.1 hereof which internal rate of return is expressed as a percentage equal to the sum of (i) an interest rate equal to 350 basis points in excess of the Ten-Year Treasury Rate as of such date, and, with respect to each Extended Term, the amount determined pursuant to Article 19 (but in no event less than 10.5% nor more than 11.5%) and (ii) 350 basis points. Latrobe Land Lease: The land lease, dated October 14, 1986, by and between
--------------------
Wimmer  Corporation,  a  non-profit  Pennsylvania corporation of Unity Township,
----
Westmoreland  County, Pennsylvania and Unity Partnership, a Pennsylvania general
---
partnership, as amended on November 22, 1989, with respect to certain land located in the Township of Unity, Westmoreland County, Pennsylvania.
Lease:  As  defined  in  the  preamble.
-----
Lease  Year:  The  first  Lease  Year  for  each  Facility  shall  be the period
-----------
commencing  on  the  Restatement Date and ending on the day immediately prior to
--------
the next occurring Lease Year Reference Date, and each subsequent Lease Year for
--
each Facility shall be each period of twelve (12) full calendar months after the last day of the prior Lease Year; provided, however, that the last Lease Year for a Facility during the Term may be a period of less than twelve (12) full calendar months and shall end on the last day of the Term for such Facility. Lease Year Reference Date: With respect to each Facility, the Lease Year
----------------------------
Reference  Date  set  forth  on  Exhibit  C  attached  hereto.
------                           ----------
Leased Improvements:  With respect to each Facility, the Leased Improvements (as
-------------------
defined  in  Article  I)  of  such  Facility.
Leased Property:  With respect to each Facility, the Leased Property (as defined
---------------
in  Article  I)  of  such  Facility.
Legal  Requirements:  All  federal,  state,  county,  municipal  and  other
-------------------
governmental  statutes,  laws  (including  common  law  and Environmental Laws),
-----------
rules,  policies,  guidance,  codes,  orders,  regulations, ordinances, permits,
-----
licenses,  covenants,  conditions,  restrictions,  judgments,  decrees  and
----
injunctions affecting either the Leased Property, Lessee's Personal Property and
----
all Capital Additions or the construction, use or alteration thereof, whether now or hereafter enacted and in force, including any which may (i) require repairs, modifications or alterations in or to the Leased Property, Lessee's
Personal Property and all Capital Additions, (ii) in any way adversely affect the use and enjoyment thereof, or (iii) regulate the transport, handling, use, storage or disposal or require the cleanup or other treatment of any Hazardous Substance.
Lessee:  As  defined  in  the  preamble.
------
Lessee's  Personal  Property:  With  respect  to  each  Facility,  the  Personal
----------------------------
Property  other  than  Lessor's Personal Property, allocable or relating to such
-------
Facility.
--
Lessee's  Share  of  the  Appreciation  Amount:  An  amount  determined  by  (i)
----------------------------------------------
subtracting the sum of Minimum Repurchase Price and the Appreciation Amount from
--------
Landlord's Minimum Return Allocation, and (ii) multiplying the resultant amount by one-half.
Lessor:  Collectively,  HCPI,  Texas HCP, and HCPI Trust, as their interests may
------
appear.
Lessor's  Personal  Property:  With  respect to each Facility, Lessor's Personal
----------------------------
Property  (as  defined  in  Article  I)  allocable or relating to such Facility.
--
Lessor's  Shared Appreciation Amount:  Lessor's share of the Appreciation Amount
------------------------------------
which shall be calculated as follows: (i) first, Lessor shall be allocated the first dollars of the Appreciation Amount until such dollars together with all Minimum Rent and Additional Rent paid or payable to Lessor in the aggregate under the Original Leases as amended, consolidated and restated by this Lease for the applicable Purchase Group to the Outside Closing Date yield Lessor an annual internal rate of return on the Minimum Repurchase Price of the applicable Purchase Group in the aggregate equal to the IRR Percentage and (ii) second, Lessor and its Affiliates shall be allocated one-half of any dollars remaining in the Appreciation Amount after subtracting the portion of the Appreciation
Amount allocated to Lessor and its Affiliates in clause (i) above. Letter of Credit Amount: With respect to each Facility, the amount identified
-------------------------
as  the  Letter  of  Credit  Amount  on  Exhibit  F  attached  hereto.
-                                        ----------
Letter  of  Credit  Date:  As  defined  in  Section  21.2.
------------------------
LOC  Reduction  Fraction:  The  fraction  set forth on Exhibit G with respect to
------------------------                               ---------
each  Facility  listed  thereon.
---
Minimum  Rent:  The  sum  of  Allocated  Minimum Rent for all of the Facilities.
-------------
Minimum  Repurchase  Price:  With  respect  to  each  Facility  other  than  the
--------------------------
Facilities located in Biloxi, Mississippi, and Auburn California, the sum of (i)
--------
the Allocated Initial Investment with respect to such Facility plus (ii) any Capital Addition Costs funded by Lessor with respect to such Facility. The
Minimum Repurchase Price with respect to the Facility located in Biloxi, Mississippi shall be $8,849,392.03. The Minimum Repurchase Price with respect to the Facility located in Auburn, California shall be $6,341,242.33. Notwithstanding the foregoing, the Minimum Repurchase Price with respect to the Facility located in San Antonio, Texas, commonly known as Hamilton House, the Minimum Repurchase Price shall be reduced by the product of (x) a fraction the numerator of which is the gross acres of the Land removed from the Leased Property of such Facility pursuant to Article XL, and the denominator of which is 4.471, and (y) $632,000.00.
New  Lease:  As  defined  in  Section  31.2.1.
----------
New  Lease  Effective  Date:  As  defined  in  Section  31.2.1.
---------------------------
Note:  That  certain  Promissory Note made by Emeritus in favor of HCPI dated as
----
of September 18, 2002, in an original principal amount of Eight Hundred Thousand and No/100 Dollars ($800,000.00).
Offer:  As  defined  in  Section  35.1.4.
-----
Officer's  Certificate:  A certificate of Lessee signed by an officer authorized
----------------------
to  so  sign  by  its  board  of  directors  or  by-laws.
Original  Leases:  As  defined  in  Article  XLV.
----------------
Original  Lease  Commencement  Date.  With  respect  to  each  Facility,  the
-----------------------------------
"Commencement Date" as defined in the applicable Original Lease and as set forth
----------
on  Exhibit  I  attached  hereto.
    ----------
Opening  Deposit:  As  defined  in  Article  XXXV.
----------------
Outside  Closing  Date:  As  defined  in  Article  XXXV.
----------------------
Overdue  Rate:  On  any date, a rate equal to 2% above the Prime Rate, but in no
-------------
event greater than the maximum rate then permitted under applicable law. Payment Date: Any due date for the payment of the installments of Minimum Rent,
------------
Additional Rent, Land Lease Rent or any other sums payable under this Lease. Pennsylvania Land Leases: The Allentown Land Lease and the Latrobe Land Lease.
-------------------------
Percentage  Rent:  With  respect  to  each  Lease Year of a Group 1 Facility, an
----------------
amount equal to the applicable percentage for each Group 1 Facility as set forth
----
on  Exhibit  C  attached  hereto multiplied by Incremental Gross Revenues during
    ----------
such  Lease  Year  for  such  Facility.
Person:  Any  individual,  corporation, partnership, joint venture, association,
------
joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other form of entity. Personal Property: With respect to each Facility, all machinery, furniture and
------------------
equipment, including phone systems and computers, trade fixtures, inventory, supplies and other personal property used or useful in the use of the Leased
Property  for  its  Primary  Intended  Use,  other  than  Fixtures.
Primary  Intended  Use:  With  respect  to  each  Facility,  an  Alzheimer care,
----------------------
congregate  care,  assisted-living,  or  skilled nursing facility and such other
-------
uses  necessary  or  incidental to such use.  Notwithstanding the foregoing, the
---
Primary  Intended  Use  of  the  Facilities  located  in Biloxi, Mississippi and
--
Auburn,  California  shall mean the foregoing-described facilities consisting of
--
81  units  and  89  units,  respectively.
Prime Rate:  On any date, a rate equal to the annual rate on such date announced
----------
by the Bank of New York to be its prime, base or reference rate for 90-day unsecured loans to its corporate borrowers of the highest credit standing but in no event greater than the maximum rate then permitted under applicable law. If the Bank of New York discontinues its use of such prime, base or reference rate or ceases to exist, Lessor shall designate the prime, base or reference rate of another state or federally chartered bank based in New York to be used for the purpose of calculating the Prime Rate hereunder.
Priority  Encumbrances:  As  defined  in  Article  XXXVI.
----------------------
Property Condition Reports:  The reports described on Exhibit E attached hereto.
--------------------------                            ---------
Purchase  Group:  Those  Facilities  identified  in  the aggregate as a Purchase
---------------
Group  on  Exhibit  C  attached  hereto.
----       ----------
Purchase  Option  Facilities:  Each of those Facilities identified as a Purchase
----------------------------
Option  Facility  on  Exhibit  C  attached  hereto.
-                     ----------
Purchase  Option  Purchase  Price:  The  Shared  Appreciation  Purchase  Price.
---------------------------------
Quarter:  During  each  Lease  Year,  the  first three (3) calendar month period
-------
commencing  on  the first (1st) day of such Lease Year and each subsequent three
----
(3) calendar month period within such Lease Year; provided, however, that (i) the last Quarter during the first Lease Year may be a period of less than three
(3)  calendar  months and shall end on the last day of the first Lease Year; and
(ii) last Quarter during the Term may be a period of less than three (3) calendar months and shall end on the last day of the Term.
Renewal  Group:  Those Facilities identified in the aggregate as a Renewal Group
--------------
on  Exhibit  C  attached  hereto.
    ----------
Rent:  Collectively,  the  Minimum  Rent,  Additional  Rent, Land Lease Rent and
----
Additional  Charges,  all  as  defined  in  Article  III.
----
Restatement  Date:  As  defined  in  the  preamble.
-----------------
Rosewood:  As  defined  in  Article  XXXV.
--------
Rosewood  Option  Agreement:  As  defined  in  Article  XXXV.
---------------------------
SEC:  Securities  and  Exchange  Commission.
---
Separated  Property:  As  defined  in  Section  31.2.
-------------------
Shared  Appreciation  Purchase  Price:  The  Minimum  Repurchase  Price  of  the
-------------------------------------
Purchase  Option  Facilities  in the aggregate plus Lessor's Shared Appreciation
-------                                        ----
Amount.
--
State:  With  respect  to  each Facility, the State or Commonwealth in which the
-----
Leased  Property  for  such  Facility  is  located.
--
Subsidiaries:  Corporations,  limited  liability  companies  or partnerships, in
------------
which  Lessee owns, directly or indirectly, more than 50% of the voting stock or
---
partnership  interest.
Term:  Collectively, the Fixed Term and any Extended Term(s), as the context may
----
require,  unless  earlier  terminated.
Texas  HCP.  Texas  HCP  Holding,  L.P.,  a  Delaware  limited  partnership
----------
Transfer  Consideration:  As  defined  in  Article  XXIV.
-----------------------
Unavoidable  Delays:  Delays  due  to  strike,  lockout,  inability  to  procure
-------------------
materials,  power  failure,  act of God, governmental restriction, enemy action,
-------
civil commotion, fire, unavoidable casualty or other cause beyond the control of
--
the party responsible for performing an obligation hereunder; provided, however, that a lack of funds shall not be deemed a cause beyond the control of either party hereto.
Unsuitable for Its Primary Intended Use:  With respect to each Facility, a state
---------------------------------------
or  condition  of  such Facility such that by reason of damage or destruction or
Condemnation, in the good faith judgment of Lessor and Lessee, such Facility cannot be operated on a commercially practicable basis for its Primary Intended Use taking into account, among other relevant factors, the number of units and usable beds affected by such damage or destruction or Condemnation.
ARTICLE  III.
-------------
3.1     Rent.
        ----
       From and after the Restatement Date Lessee will pay to Lessor in lawful money of the United States of America which shall be legal tender for the payment of public and private debts, without offset or deduction, the amounts set forth hereinafter as Minimum Rent during the Term. Lessee shall also pay, where applicable, the amounts set forth hereinafter as Additional Rent and Land Lease Rent. Payments of Rent shall be made by wire transfer of funds initiated by Lessee to Lessor's account or to such other Person as Lessor from time to time may designate in writing.
3.1.1     Minimum  Rent.
          -------------
(a) For the period from the Restatement Date through the expiration of the Fixed Term, Lessee shall pay to Lessor as monthly "Allocated Minimum Rent" for each Facility the amounts allocated to and set forth opposite such Facility on Exhibit Cattached hereto and incorporated herein by this reference, in advance
 ---------
on  or  before  the  first  day  of  each  calendar  month.
(b) With respect to the Facility located in Boise, Idaho, the monthly Allocated Minimum Rent determined pursuant to subsection (a) above shall be increased by amount equal to the product of (i) the total Boise Capital Renovation Project Costs paid, funded or accrued by Lessor from the date of the previous increase pursuant to this subsection (c) through the date of such Boise Capital Renovation Project Minimum Rent Reset Date, times (ii) the Boise Capital
                                                    -----
Renovation Project Lease Rate (the "Applicable Boise Minimum Rent Increase"), and accordingly the monthly installments of monthly Allocated Minimum Rent shall be increased by one-twelfth (1/12) of the Applicable Boise Minimum Rent Increase payable for any months during which such increase is applicable shall be prorated based upon the number of days for which the different rental amounts apply. Following any changes in monthly Allocated Minimum Rent with respect to the Facility located in Boise, Idaho pursuant to this Lease, at the request of either party, the parties shall execute an amendment to this Lease to confirm the same in form and substance reasonably acceptable to Lessor and Lessee. Notwithstanding the foregoing, the failure of Lessor to prepare and/or the failure of Lessee to execute and deliver any such amendment shall not affect Lessor's determination of such monthly Allocated Minimum Rent payable hereunder.
3.1.2     Additional  Rent.  Lessee  shall  pay  to Lessor as monthly "Allocated
          ----------------
Additional  Rent"  for  each  Facility  the  amounts  set  forth  below:
(a)     Percentage  Rent.  With respect to the Group 1 Facilities, Lessee shall,
        ----------------
commencing on the Restatement Date through the expiration of the Fixed Term for each such Facility, pay to Lessor Percentage Rent at the times and on the terms described in Sections 3.2 and 3.3 below.
(b)     CPI  Rent.
        ---------
(i) With respect to the Group 1 Facilities and Group 2 Facilities, Lessee shall, commencing on the Restatement Date and through the expiration of the Fixed Term for each such Facility, pay to Lessor on the thirtieth (30th) day of each Quarter an amount equal to the CPI Rent allocable to the previous Quarter.
(ii) With respect to each of the Group 3 Facilities, Lessee shall, commencing on (i) October 1, 2002, and continuing through the expiration of the Fixed Term for each such Facility, and (ii) the first (1st) calendar month of the second (2nd) Lease Year of each Extended Term for a Group 3 Facility, if any, and continuing through the expiration of such applicable Extended Term, pay to Lessor the CPI Rent in advance in equal monthly installments.
(iii) With respect to each of the Group 4 Facilities, Lessee shall, commencing on the Restatement Date, and continuing through the expiration of the Term for each such Facility, including the Extended Terms, if any, pay to Lessor the CPI Rent in advance in equal monthly installments.
3.1.3     Land  Lease  Rent.  With  respect to the Land Lease Facilities, Lessee
          -----------------
shall pay to Lessor land lease rent ("Land Lease Rent") in an amount equal to any payments made or to be made by Lessor to any lessor under a land lease relating to a Land Lease Facility as set forth in a notice by Lessor to Lessee that such payment is due. Within five (5) Business Days of receipt of such written notice, Lessee shall pay to Lessor such land lease rent with respect to all payments disclosed in such notice.
3.2     Quarterly  Calculation  and  Payment  of  Percentage  Rent;  Annual
        -------------------------------------------------------------------
Reconciliation
        ------
     .  The  following  shall  apply  with  respect  to  Group  1  Facilities:
3.2.1 Lessee shall calculate and pay Percentage Rent quarterly, in arrears, for the portion of the entire Lease Year, on a cumulative basis, up to the end of the Quarter then most recently ended, less the Percentage Rent already paid and attributable to such Lease Year. If at the time any calculation on account of Percentage Rent is to be made the applicable Gross Revenues are not yet available, Lessee shall use its best estimate of the applicable Gross Revenues.
     Each quarterly payment of Percentage Rent shall be delivered to Lessor, together with an Officer's Certificate setting forth the calculation thereof, within thirty (30) days after the end of the corresponding Quarter.
3.2.2 Within ninety (90) days after the end of each Lease Year with respect to a Group 1 Facility, Lessee shall deliver to Lessor an Officer's Certificate setting forth the Gross Revenues for such Facility for such Lease Year. As soon as practicable following receipt by Lessor of such Certificate, Lessor shall determine the Percentage Rent for such Lease Year for each such Group 1 Facility and give Lessee notice of the same together with the calculations upon which the Percentage Rent was based. If such Percentage Rent exceeds the sum of the quarterly payments of Percentage Rent previously paid by Lessee with respect to such Lease Year, Lessee shall forthwith pay such deficiency to Lessor. If such Percentage Rent for such Lease Year is less than the amount previously paid by Lessee with respect thereto, Lessor shall, at Lessee's option, either (i) remit to Lessee its check in an amount equal to such difference, or (ii) credit such difference against the quarterly payments of Percentage Rent next coming due.
3.2.3 Any difference between the annual Percentage Rent for any Lease Year as shown in said Officer's Certificate and the total amount of quarterly payments  for  such  Lease  Year  previously paid by Lessee, whether in favor of
Lessor or Lessee, shall bear interest at a rate equal to the rate payable on 90-day U. S. Treasury Bills as of the last Business Day of such Lease Year until the amount of such difference shall be paid or otherwise discharged.
3.2.4 If the expiration or earlier termination of the Term with respect to a Facility is a day other than the last day of a Lease Year for such Facility, then the amount of the last quarterly installment of Percentage Rent for such Facility shall be paid pro rata on the basis of the actual number of days in such Lease Year.
3.2.5 As soon as practicable after the expiration or earlier termination of the Term, a final reconciliation of Percentage Rent shall be made taking into account, among other relevant adjustments, any unresolved contractual allowances which relate to Gross Revenues accrued prior to such expiration or termination; provided that if the final reconciliation has not been made within six (6) months of such expiration or termination, then a final reconciliation shall be made at that time based on all available relevant information, including
Lessee's good faith best estimate of the amount of any unresolved contractual allowances.
3.3     [Intentionally  Omitted]
3.4     Confirmation  of  Percentage  Rent.
       Lessee shall utilize, or cause to be utilized, an accounting system for the Leased Property in accordance with its usual and customary practices and in accordance with GAAP which will accurately record all Gross Revenues for each Group 1 Facility and Lessee shall retain for at least five (5) years after the expiration of each applicable Lease Year reasonably adequate records conforming to such accounting system showing all Gross Revenues for such Lease Year for each Group 1 Facility. Lessor, at its own expense except as provided hereinbelow, shall have the right from time to time by its accountants or representatives, to review and/or audit the information set forth in the Officer's Certificate referred to in Section 3.2 and in connection with such review and/or audit to examine Lessee's records with respect thereto (including supporting data and sales tax returns) subject to any prohibitions or limitations on disclosure of any such data under applicable law or regulations including any duly enacted "Patients' Bill of Rights" or similar legislation, or as may be necessary to preserve the confidentiality of the Facility-patient relationship and the physician-patient privilege. If any such review and/or audit discloses a deficiency in the payment of Additional Rent, Lessee shall forthwith pay to Lessor the amount of the deficiency together with interest thereon at the Overdue Rate compounded monthly from the date when said payment should have been made to the date of payment thereof; provided, however, that any dispute concerning such deficiency shall be resolved through an arbitration proceeding reasonably approved by the parties; provided, further, that as to any audit that is commenced more than two (2) years after the date Gross Revenues for any Lease Year are reported by Lessee to Lessor, the deficiency, if any, with respect to such Gross Revenues shall bear interest as permitted herein only from the date such determination of deficiency is made unless such deficiency is the result of gross negligence or willful misconduct on the part of Lessee. If any such review and/or audit discloses that the Gross Revenues actually received by Lessee for any Lease Year exceed those reported by Lessee by more than two percent (2%), Lessee shall pay the costs of such review and/or audit. Any proprietary information obtained by Lessor pursuant to such review and/or audit shall be treated as confidential, except that such information may be used, subject to appropriate confidentiality safeguards, in any litigation or arbitration proceedings between the parties and except further that Lessor may disclose such information to prospective lenders or purchasers.
3.5     Additional  Charges
        -------------------
     .  In  addition  to the Minimum Rent, Additional Rent, and Land Lease Rent,
(i) Lessee shall also pay and discharge as and when due and payable all other amounts, liabilities, obligations and Impositions which Lessee assumes or agrees to pay under this Lease; and (ii) in the event of any failure on the part of Lessee to pay any of those items referred to in clause (i) above, Lessee shall also promptly pay and discharge every fine, penalty, interest and cost which may be added for non-payment or late payment of such items (the items referred to in clauses (i) and (ii) above being referred to herein collectively as the "Additional Charges"), and Lessor shall have all legal, equitable, and contractual rights, powers and remedies provided either in this Lease or by statute or otherwise in the case of non-payment of the Additional Charges as in the case of non-payment of the Minimum Rent.
3.6     Late  Payment  of  Rent
        -----------------------
     . Lessee hereby acknowledges that late payment by Lessee to Lessor of Rent will cause Lessor to incur costs not contemplated hereunder, the exact amount of which is presently anticipated to be extremely difficult to ascertain. Such costs may include processing and accounting charges and late charges which may be imposed on Lessor by the terms of any loan agreement and other expenses of a similar or dissimilar nature. Accordingly, if any installment of Rent other than Additional Charges payable to a Person other than Lessor shall not be paid within three (3) Business Days after its due date, Lessee will pay Lessor on demand a late charge equal to the lesser of (i) five percent (5%) of the amount of such installment or (ii) the maximum amount permitted by law. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Lessor will incur by reason of late payment by Lessee. The parties further agree that such late charge is Rent and not interest and such assessment does not constitute a lender or borrower/creditor relationship between Lessor and Lessee. In addition, the amount unpaid, including any late charges, shall bear interest at the Overdue Rate compounded monthly from the due date of such installment to the date of payment thereof, and Lessee shall pay such interest to Lessor on demand. The payment of such late charge or such interest shall not constitute waiver of, nor excuse or cure, any default under this Lease, nor prevent Lessor from exercising any other rights and remedies available to Lessor.
3.7     Net  Lease
        ----------
     . This Lease is and is intended to be what is commonly referred to as a "net, net, net" or "triple net" lease. The Rent shall be paid absolutely net to Lessor, so that this Lease shall yield to Lessor the full amount or benefit of the installments of Minimum Rent, Additional Rent, Land Lease Rent and Additional Charges throughout the Term with respect to each Facility, all as more fully set forth in Article IV and subject to any other provisions of this Lease which expressly provide for adjustment or abatement of Rent or other charges.
ARTICLE  IV.
------------
4.1     Impositions.
        -----------
4.1.1 Subject to Article XII relating to permitted contests, Lessee shall pay, or cause to be paid, all Impositions before any fine, penalty, interest or cost may be added for non-payment. Lessee shall make such payments directly to the taxing authorities where feasible, and promptly furnish to Lessor copies of official receipts or other satisfactory proof evidencing such payments. Lessee's obligation to pay Impositions shall be absolutely fixed upon the date such Impositions become a lien upon the Leased Property or any part thereof. If any Imposition may, at the option of the taxpayer, lawfully be paid in installments, whether or not interest shall accrue on the unpaid balance of such Imposition, Lessee may pay the same, and any accrued interest on the unpaid balance of such Imposition, in installments as the same respectively become due and before any fine, penalty, premium, further interest or cost may be added thereto.
4.1.2 Lessor shall prepare and file all tax returns and reports as may be required by Legal Requirements with respect to Lessor's net income, gross receipts, franchise taxes and taxes on its capital stock, and Lessee shall prepare and file all other tax returns and reports as may be required by Legal Requirements with respect to or relating to the Leased Property, all Capital Additions and Lessee's Personal Property.
4.1.3 Any refund due from any taxing authority in respect of any Imposition paid by Lessee shall be paid over to or retained by Lessee if no Event of Default shall have occurred hereunder and be continuing. Any other refund shall be paid over to or retained by Lessor and applied to the payment of Lessee's obligations under this Lease in such order of priority as Lessor shall determine.
4.1.4 Lessor and Lessee shall, upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to the Leased Property as may be necessary to prepare any required returns and reports. If any property covered by this Lease is classified as personal property for tax purposes, Lessee shall file all personal property tax returns in such jurisdictions where it must legally so file. Lessor, to the extent it possesses the same, and Lessee, to the extent it possesses the same, shall provide the other party, upon request, with cost and depreciation records necessary for filing returns for any property so classified as personal property. Where Lessor is legally required to file personal property tax returns and to the extent practicable, Lessee shall be provided with copies of assessment notices indicating a value in excess of the reported value in sufficient time for Lessee to file a protest.
4.1.5 Lessee may, upon notice to Lessor, at Lessee's option and at Lessee's sole cost and expense, protest, appeal, or institute such other proceedings as Lessee may deem appropriate to effect a reduction of real estate or personal property assessments and Lessor, at Lessee's expense as aforesaid, shall reasonably cooperate with Lessee in such protest, appeal, or other action but at no cost or expense to Lessor. Billings for reimbursement by Lessee to Lessor of personal property or real property taxes shall be accompanied by copies of a bill therefor and payments thereof which identify the personal property or real property with respect to which such payments are made.
4.1.6 Lessor shall give prompt notice to Lessee of all Impositions payable by Lessee hereunder of which Lessor has knowledge, but Lessor's failure to give any such notice shall in no way diminish Lessee's obligations hereunder to pay such Impositions.
4.1.7 Impositions imposed or assessed in respect of the tax-fiscal period during which the Term terminates with respect to such Facility shall be adjusted and prorated between Lessor and Lessee with respect to such Facility, whether or not such Imposition is imposed or assessed before or after such termination, and Lessee's obligation to pay its prorated share thereof shall survive such termination with respect to such Facility.
4.2     Utilities
        ---------
     . Lessee shall pay or cause to be paid all charges for electricity, power, gas, oil, water and other utilities used in the Leased Property and all Capital Additions thereto. Lessee shall also pay or reimburse Lessor for all costs and expenses of any kind whatsoever which at any time with respect to the Term hereof with respect to any Facility may be imposed against Lessor by reason of any of the covenants, conditions and/or restrictions affecting the Leased Property or any portion thereof, or with respect to easements, licenses or other rights over, across or with respect to any adjacent or other property which benefits the Leased Property, including any and all costs and expenses associated with any utility, drainage and parking easements.
4.3     Insurance
        ---------
     . Lessee shall pay or cause to be paid all premiums for the insurance coverage required to be maintained by Lessee hereunder.
4.4     Impound  Account
        ----------------
     . Lessor may, at its option to be exercised by thirty (30) days' written notice to Lessee, require Lessee to deposit, at the time of any payment of Minimum Rent, an amount equal to one-twelfth of Lessee's estimated annual taxes, of every kind and nature, required pursuant to Section 4.1 plus, if Lessee fails to pay any insurance premium in a timely manner as required by this Lease, one-twelfth of Lessee's estimated annual insurance premiums required pursuant to
Section 4.3, into an impound account as directed by Lessor. Such amounts shall be applied to the payment of the obligations in respect of which said amounts were deposited in such order of priority as Lessor shall determine, on or before the respective dates on which the same or any of them would become delinquent. The cost of administering such impound account shall be paid by Lessee. Nothing in this Section 4.4 shall be deemed to affect any right or remedy of Lessor hereunder.
4.5     Tax  Service
        ------------
     . If requested by Lessor, Lessee shall, at its sole cost and expense, cause to be furnished to Lessor a tax reporting service, to be designated by Lessor, covering the Leased Property.
ARTICLE  V.
-----------
5.1     No  Termination,  Abatement,  etc
        ---------------------------------
     . Except as otherwise specifically provided in this Lease, Lessee shall remain bound by this Lease in accordance with its terms and shall not seek or be entitled to any abatement, deduction, deferment or reduction of Rent, or set-off against the Rent. The respective obligations of Lessor and Lessee shall not be affected by reason of (i) any damage to or destruction of the Leased Property or any portion thereof from whatever cause or any Condemnation of the Leased Property or any portion thereof; (ii) other than a result of Lessor's willful misconduct or gross negligence, the lawful or unlawful prohibition of, or restriction upon, Lessee's use of the Leased Property, or any portion thereof, the interference with such use by any Person or by reason of eviction by paramount title; (iii) any claim that Lessee has or might have against Lessor by reason of any default or breach of any warranty by Lessor hereunder or under any other agreement between Lessor and Lessee or to which Lessor and Lessee are parties; (iv) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting Lessor or any assignee or transferee of Lessor; or (v) for any other cause, whether similar or dissimilar to any of the foregoing, other than a discharge of Lessee from any such obligations as a matter of law. Lessee hereby specifically waives all rights arising from any occurrence whatsoever which may now or hereafter be conferred upon it by law (a) to modify, surrender or terminate this Lease or quit or surrender the Leased Property or any portion thereof; or (b) which may entitle Lessee to any abatement, reduction, suspension or deferment of the Rent or other sums payable by Lessee hereunder, except as otherwise specifically provided in this Lease. However, nothing shall preclude Lessee from bringing a separate action and Lessee is not waiving other rights and remedies not expressly waived herein. The obligations of Lessor and Lessee hereunder shall be separate and independent covenants and agreements and the Rent and all other sums payable by Lessee hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Lease or by termination of this Lease other than by reason of an Event of Default. Lessee's agreement that any eviction by paramount title as described in item (ii) above shall not affect Lessee's obligations under this Lease shall not in any way discharge or diminish any obligation of any insurer under any policy of title or other insurance and, to the extent the recovery thereof is not necessary to compensate Lessor for any damages incurred by any such eviction, Lessee shall be entitled to a credit for any sums recovered by Lessor under any such policy of title or other insurance, and Lessor, upon request by Lessee, shall assign Lessor's rights under such policies to Lessee provided such assignment does not adversely affect Lessor's rights under any such policy and provided further that Lessee shall indemnify, defend, protect and save Lessor harmless from and against any liability, cost or expense of any kind that may be imposed upon Lessor in connection with any such assignment.
5.2     Termination  with  Respect  to  Fewer  than  All  of  the  Facilities
        ---------------------------------------------------------------------
     . Wherever in this Lease the action of terminating the Lease with respect to a Facility (or action of similar import) is discussed, such action shall mean the termination of Lessee's rights in and to the Leased Property relating to such Facility. Notwithstanding anything in this Lease to the contrary, if this Lease shall be terminated by Lessor or Lessee pursuant to rights granted hereunder with respect to any Facility, such termination shall not affect the applicable Term of this Lease with respect to the balance of the Facilities not so terminated by Lessor, and this Lease shall continue in full force and effect with respect to each other such Facility, except that the total Minimum Rent payable hereunder shall be reduced by the amount of Allocated Minimum Rent with respect to such Facility as to which this Lease has so terminated, subject, however, to Lessor's right, in the event of a termination because of an Event of Default, to recover damages with respect to any such Facility as to which this Lease has been terminated as provided in Article XVI.
ARTICLE  VI.
------------
6.1     Ownership  of  the  Leased  Property
        ------------------------------------
     . Lessee acknowledges that the Leased Property is the property of Lessor and that Lessee has only the right to the exclusive possession and use of the Leased Property upon the terms and conditions of this Lease. Upon the expiration or earlier termination of this Lease with respect to any Facility
Lessee shall, at its expense, restore the Leased Property relating to such Facility to the condition required by Section 9.1.4.
6.2     Personal  Property
        ------------------
     . During the Term, Lessee may, as necessary and at its expense, install, affix or assemble or place on any parcels of the Land or in any of the Leased Improvements, any items of Lessee's Personal Property and replacements thereof which shall be the property of and owned by Lessee. Except as provided in Sections 6.3, 6.10 and 35.4, Lessor shall have no rights to Lessee's Personal Property. With respect to each Facility, Lessee shall provide and maintain during the entire Term applicable to such Facility all Personal Property necessary in order to operate the Facility in compliance with all licensure and certification requirements, all Legal Requirements and all Insurance Requirements and for the Primary Intended Use and as required, in Lessee's prudent business judgment, to meet the needs of residents of the Facility.
6.3     Transfer  of  Personal  Property  and  Capital  Additions  to  Lessor
        ---------------------------------------------------------------------
     . Upon the expiration or earlier termination of this Lease with respect to a Facility, Lessee's Personal Property relating to such Facility which does not provide a new function with respect to Lessor's Personal Property relating to such Facility shall become the property of Lessor, free of any encumbrance and Lessee shall execute all documents and take any actions reasonably necessary to evidence such ownership and discharge any encumbrance.
ARTICLE  VII.
-------------
7.1     Condition  of  the  Leased  Property
        ------------------------------------
     . Lessee acknowledges receipt and delivery of possession of the Leased Property and confirms that Lessee has examined and otherwise has knowledge of the condition of the Leased Property prior to the execution and delivery of this Lease and, as of the Original Lease Commencement Date with respect to each portion of the Leased Property, has found the same to be in good order and repair, free from Hazardous Substances not in compliance with Legal Requirements (except as disclosed on the Property Condition Reports) and satisfactory for its purposes hereunder. Regardless, however, of any examination or inspection made by Lessee and whether or not any patent or latent defect or condition was revealed or discovered thereby, Lessee is leasing the Leased Property "as is" in its present condition. Lessee waives any claim or action against Lessor in respect of the condition of the Leased Property including any defects or adverse conditions not discovered or otherwise known by Lessee as of the Original Lease Commencement Date. LESSOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT OF THE LEASED PROPERTY OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, OR AS TO THE NATURE OR QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, OR THE EXISTENCE OF ANY HAZARDOUS SUBSTANCE, IT BEING AGREED THAT ALL SUCH RISKS, LATENT OR PATENT, ARE TO BE BORNE SOLELY BY LESSEE INCLUDING ALL RESPONSIBILITY AND LIABILITY FOR ANY ENVIRONMENTAL REMEDIATION AND COMPLIANCE WITH ALL ENVIRONMENTAL LAWS.
7.2     Use  of  the  Leased  Property.
        ------------------------------
7.2.1 Lessee covenants that it will obtain and maintain all authorizations and approvals needed to use and operate the Leased Property and each Facility for such Facility's respective Primary Intended Use and any other use conducted on the Leased Property as may be permitted from time to time hereunder in accordance with Legal Requirements including applicable licenses, provider agreements, permits, and, if appropriate, Medicare and/or Medicaid certification.
7.2.2 Lessee shall use or cause to be used the Leased Property and the improvements thereon of each Facility for its Primary Intended Use. Lessee shall not use the Leased Property or any portion thereof or any Capital Addition thereto for any other use without the prior written consent of Lessor, which consent Lessor may withhold in its sole discretion.
7.2.3 Lessee shall operate continuously the Leased Property and all Capital Additions of each Facility in accordance with its Primary Intended Use. Lessee shall devote the entirety of each Facility and all Capital Additions thereto to the Primary Intended Use, except for areas reasonably required for office or storage space uses incidental to the Primary Intended Use. Lessee shall not modify the services offered or take any other action (e.g., removing patients or residents from any Facility or directing patients or residents, or prospective patients or residents, to another Facility) which would materially reduce Gross Revenues. Lessee shall at all times maintain an adequate staff for the service of its residents and/or patients. Lessee shall employ its best judgment, efforts and abilities to operate the entirety of each Facility in such a manner so as to maximize Gross Revenues and to enhance the reputation and attractiveness of each Facility.
7.2.4 Lessee shall conduct its business at each Facility in conformity with prudent standards of patient or resident care practice.
7.2.5 Lessee shall not commit or suffer to be committed any waste on the Leased Property or any Capital Addition thereto or cause or permit any nuisance thereon.
7.2.6 Lessee shall neither suffer nor permit the Leased Property or any portion thereof or any Capital Addition thereto financed by Lessor to be used in such a manner as (i) might reasonably tend to impair Lessor's title thereto or to any portion thereof or (ii) may make possible a claim of adverse use or possession, or an implied dedication of the Leased Property or any portion thereof  or  any  Capital  Addition  thereto  financed  by  Lessor.
7.2.7 For purposes of computing Incremental Gross Revenues for any Lease Year or other period during which Lessee is in breach or violation of any of the covenants set forth in Sections 7.2.1 through 7.2.4, Lessee's Gross Revenues for such Lease Year or other period shall be deemed to be the greater of (i) Lessee's Gross Revenues for such Lease Year or other period, or (ii) eighty-five percent (85%) of the average Gross Revenues for the prior three (3) Lease Years or any corresponding period of the prior three (3) Lease Years, as applicable, as determined by Lessor; provided however that during the first three (3) Lease Years averaging shall take place over the prior Lease Year(s) and corresponding periods, if any, pursuant to which the Leased Property was operated under any Original Leases, prior to the Restatement Date.
7.3     Lessor  to  Grant  Easements,  etc
        ----------------------------------
     . Lessor shall, from time to time so long as no Event of Default has occurred and is continuing, at the request of Lessee and at Lessee's cost and expense,  but  subject  to  the  approval of Lessor, which approval shall not be unreasonably withheld or delayed (i) grant easements and other rights in the nature of easements; (ii) release existing easements or other rights in the nature of easements which are for the benefit of the Leased Property; (iii) dedicate or transfer unimproved portions of the Leased Property for road, highway or other public purposes; (iv) execute petitions to have the Leased Property annexed to any municipal corporation or utility district; (v) execute amendments to any covenants, conditions and restrictions affecting the Leased Property; and (vi) execute and deliver to any Person any instrument appropriate to confirm or effect such grants, releases, dedications and transfers to the extent of its interest in the Leased Property, but only upon delivery to Lessor of an Officer's Certificate stating that such grant release, dedication, transfer, petition or amendment is not detrimental to the proper conduct of the business of Lessee on the Leased Property and does not materially reduce the value of the Leased Property.
7.4     Preservation  of  Gross  Revenues
        ---------------------------------
     . Lessee acknowledges that a fair return to Lessor on its investment in the Leased Property is dependent, in part, on the concentration on the Leased Property during the Term of the assisted living business of Lessee and its Affiliates in the geographical area of the Leased Property. Lessee further acknowledges that diversion of residents and/or patients, as applicable, from any Facility to other facilities or institutions owned, operated or managed, whether directly or indirectly, by Lessee or its Affiliates will have a material adverse impact on the value and utility of the Leased Property. Accordingly, Lessor and Lessee agree as follows:
7.4.1 If, during the Term with respect to a Facility, either Lessee or any of its Affiliates, directly or indirectly, shall operate, own, manage or have any interest in or otherwise participate in or receive revenues from any other facility or institution providing services or similar goods to those provided in connection with any Facility and the Primary Intended Use (which Lessee did not operate, own, manage or have any interest in on the applicable Original Lease Commencement Date), within a ten (10) mile radius outward from the outside boundary of the Leased Property of such Facility, thereafter Percentage Rent shall be determined using the greater of the actual Gross Revenues for such Facility in the applicable Lease Year or eighty-five percent (85%) of the average Gross Revenues for such Facility for the immediately preceding three (3) Lease Years; provided however that during the first three (3) Lease Years averaging shall take place over the prior Lease Year(s) and corresponding periods, if any, pursuant to which the Leased Property was operated under any Original Leases prior the Restatement Date. All distances shall be measured on a straight line rather than on a driving distance basis. In the event that any portion of such other facility or institution is located within such restricted area the entire facility or institution shall be deemed located within such restricted area. Notwithstanding the foregoing, the provisions of this Section
7.4.1 shall not apply to Lessee's operation of the facilities and institutions set forth on Exhibit M attached hereto and incorporated herein.
                ----------
ARTICLE  VIII.
--------------
8.1     Compliance  with  Legal  and  Insurance  Requirements,  Instruments, etc
        ------------------------------------------------------------------------
     . Subject to Article XII regarding permitted contests, Lessee, at its expense, shall promptly (i) comply with all Legal Requirements and Insurance Requirements regarding the use, operation, maintenance, repair and restoration of the Leased Property, Lessee's Personal Property and all Capital Additions whether or not compliance therewith may require structural changes in any of the Leased Improvements or Capital Additions thereto or interfere with the use and enjoyment of the Leased Property and (ii) procure, maintain and comply with all licenses, certificates of need, provider agreements (but only to the extent Lessee, in its prudent business judgment, elects to participate in the Medicare, Medicaid or other third party payor programs) and other authorizations required for the use of the Leased Property, Lessee's Personal Property and all Capital Additions for the applicable Primary Intended Use and any other use of the Leased Property, Lessee's Personal Property and all Capital Additions then being made, and for the proper erection, installation, operation and maintenance of the Leased Property, Lessee's Personal Property and all Capital Additions. In an emergency or in the event of a breach by Lessee of its obligations hereunder which is not cured within any applicable cure period, Lessor may, but shall not be obligated to, enter upon the Leased Property and all Capital Additions thereto and take such actions and incur such costs and expenses to effect such compliance as it deems advisable to protect its interest in the Leased Property and Capital Additions thereto, and Lessee shall reimburse Lessor for all costs and expenses incurred by Lessor in connection with such actions. Lessee covenants and agrees that the Leased Property, Lessee's Personal Property and all Capital Additions shall not be used for any unlawful purpose.
ARTICLE  IX.
------------
9.1     Maintenance  and  Repair.
        ------------------------
9.1.1 Lessee, at its expense, shall maintain the Leased Property, and every portion thereof, Lessee's Personal Property and all Capital Additions, and all private roadways, sidewalks and curbs appurtenant to the Leased Property, and which are under Lessee's control in good order and repair whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of the Leased Property, Lessee's Personal Property and all Capital Additions, and, with reasonable promptness, make all necessary and appropriate repairs thereto of every kind and nature, including, without limitations all repairs described in Section 9.1.6 within the time periods specified in Section 9.1.6, and those necessary to comply with changes in any Legal Requirements, whether interior or exterior, structural or non-structural, ordinary or extraordinary, foreseen or unforeseen or arising by reason of a condition existing prior to the Restatement Date. All repairs shall be at least equivalent in quality to the original work. Lessee will not take or omit to take any action the taking or omission of which might materially impair the value or the usefulness of the Leased Property or any part thereof or any Capital Addition thereto for its Primary Intended Use.
9.1.2 Lessor shall not under any circumstances be required to (i) build or rebuild any improvements on the Leased Property; (ii) make any repairs, replacements, alterations, restorations or renewals of any nature to the Leased Property, whether ordinary or extraordinary, structural or non-structural, foreseen or unforeseen, or to make any expenditure whatsoever with respect thereto; or (iii) maintain the Leased Property in any way. Lessee hereby waives, to the extent permitted by law, the right to make repairs at the expense of Lessor pursuant to any law in effect at the time of the execution of this Lease or hereafter enacted.
9.1.3 Nothing contained in this Lease and no action or inaction by Lessor shall be construed as (i) constituting the consent or request of Lessor, expressed or implied, to any contractor, subcontractor, laborer, materialman or vendor to or for the performance of any labor or services or the furnishing of any materials or other property for the construction, alteration, addition, repair or demolition of or to the Leased Property or any part thereof or any Capital Addition thereto; or (ii) giving Lessee any right, power or permission to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Lessor in respect thereof or to make any agreement that may create, or in any way be the basis for, any right, title, interest, lien, claim or other encumbrance upon the estate of Lessor in the Leased Property, or any portion thereof or any Capital Addition thereto.
9.1.4 Unless Lessor shall convey any of the Leased Property to Lessee pursuant to the provisions of this Lease, Lessee shall, upon the expiration or earlier termination of the Term with respect to a Facility, vacate and surrender the Leased Property, Lessor's Personal Property, the portion of Lessee's Personal Property for which Lessor exercises its option pursuant to Section 35.4, and all Capital Additions in each case with respect to such Facility, to Lessor in the condition in which such Leased Property and Lessor's Personal Property were originally received from Lessor and such Lessee's Personal Property and Capital Additions were originally introduced to such Facility, except as repaired, rebuilt, restored, altered or added to as permitted or required by the provisions of this Lease and except for ordinary wear and tear.
9.1.5 Without limiting Lessee's obligations to maintain the Leased Property under this Lease, within thirty (30) days of the end of each Lease Year with respect to a Facility, Lessee shall provide Lessor with evidence satisfactory to Lessor in the reasonable exercise of Lessor's discretion that Lessee has in such Lease Year spent, with respect to only the Group 1 Facilities and the Group 5 Facility, at least the dollar amount as set forth on Exhibit I attached hereto
                                                       ---------
per living unit as such amounts are increased by the increase in the Cost of Living Index from the applicable Original Lease Commencement Date to the first day of such Lease Year, for repair and maintenance of such Facility excluding normal janitorial and cleaning. If Lessee fails to make at least the above amount of expenditures, Lessee shall promptly on demand from Lessor (but in no event more than five (5) days) pay to Lessor the applicable shortfall in expenditures. Such funds shall be the sole property of Lessor and Lessor may in its sole discretion provide such funds to Lessee to correct the shortfall in expenditures or may simply retain such funds as supplemental Rent hereunder.
9.1.6 Lessee covenants and agrees to commence, complete and perform timely all obligations of Lessee with respect to the Boise Capital Renovation Project as set forth in the Boise Work Letter.
9.2     Encroachments,  Restrictions,  Mineral  Leases,  etc
        ----------------------------------------------------
     . If any of the Leased Improvements or Capital Additions shall, at any time, encroach upon any property, street or right-of-way, or shall violate any restrictive covenant or other agreement affecting the Leased Property, or any part thereof or any Capital Addition thereto, or shall impair the rights of others under any easement or right-of-way to which the Leased Property is subject, or the use of the Leased Property or any Capital Addition thereto is impaired, limited or interfered with by reason of the exercise of the right of surface entry or any other provision of a lease or reservation of any oil, gas, water or other minerals, then promptly upon the request of Lessor or any Person affected by any such encroachment, violation or impairment, Lessee, at its sole cost and expense, but subject to its right to contest the existence of any such encroachment, violation or impairment, shall protect, indemnify, save harmless and defend Lessor from and against all losses, liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including reasonable attorneys', consultants' and experts' fees and expenses) based on or arising by reason of any such encroachment, violation or impairment. In the event of an adverse final determination with respect to any such encroachment, violation or impairment, Lessee shall either (i) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation or impairment, whether the same shall affect Lessor or Lessee; or (ii) make such changes in the Leased Improvements and any Capital Addition thereto, and take such other actions, as Lessee in the good faith exercise of its judgment deems reasonably practicable, to remove such encroachment or to end such violation or impairment, including, if necessary, the alteration of any of the Leased Improvements or any Capital Addition thereto, and in any event take all such actions as may be necessary in order to be able to continue the operation of the Leased Improvements and any Capital Addition thereto for the Primary Intended Use substantially in the manner and to the extent the Leased Improvements and Capital Additions were operated prior to the assertion of such encroachment, violation or impairment. Lessee's obligations under this Section 9.2 shall be in addition to and shall in no way discharge or diminish any obligation of any insurer under any policy of title or other insurance and, to the extent the recovery thereof is not necessary to compensate Lessor for any damages incurred by any such encroachment, violation or impairment, Lessee shall be entitled to a credit for any sums recovered by Lessor under any such policy of title or other insurance and Lessor, upon request by Lessee, shall assign Lessor's rights under such policies to Lessee provided such assignment does not adversely affect Lessor's rights under any such policy and provided further that Lessee shall indemnify, defend, protect and save Lessor harmless from and against any liability, cost or expense of any kind that may be imposed upon Lessor in connection with any such assignment. Lessor agrees to use reasonable efforts to seek recovery under any policy of title or other insurance under which Lessor is an insured party for all losses, liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including reasonable attorneys', consultants' and experts' fees and expenses) based on or arising by reason of any such encroachment, violation or impairment as set forth in this Section 9.2; provided, however, that in no event shall Lessor be obligated to institute any litigation, arbitration or other  legal  proceedings  in  connection  therewith.
ARTICLE  X.
-----------
10.1     Construction  of  Capital  Additions  to  the  Leased  Property.
         ---------------------------------------------------------------
10.1.1     Requests.
           --------
     With respect to each Facility, no Capital Addition shall be made which would tie in or connect any Leased Improvements with any improvements on property adjacent to the Land of such Facility without Lessor's approval which may be withheld in Lessor's sole and absolute discretion. Except as provided above, Lessee shall, with respect to only the Group 1 Facilities and the Group 3 Facilities, have the right to make a Capital Addition without the consent of Lessor if the Capital Addition Cost for such Capital Addition project does not exceed $100,000. All other Capital Additions shall be subject to Lessor's review and approval which approval shall not be unreasonably withheld. For any Capital Addition which does not require the approval of Lessor, Lessee shall, prior to commencing construction of such Capital Addition, provide to Lessor a written description of such Capital Addition and on an ongoing basis supply Lessor with related documentation and information as Lessor may reasonably request. If Lessee desires to make a Capital Addition for which Lessor's approval is required, Lessee shall submit to Lessor in reasonable detail a general description of the proposal, the projected cost of construction and such plans and specifications, permits, licenses, contracts and other information concerning the proposal as Lessor may reasonably request. Such description shall indicate the use or uses to which such Capital Addition will be put and the impact, if any, on current and forecasted gross revenues and operating income attributable thereto. It shall be reasonable for Lessor to condition its approval of any Capital Addition upon any or all of the following terms and conditions:
(a) Such construction shall be effected pursuant to detailed plans and specifications approved by Lessor;
(b) Such construction shall be conducted under the supervision of a licensed architect or engineer selected by Lessee and approved by Lessor;
(c) Lessee shall have procured or caused to be procured a performance and payment bond for the full value of such construction, which such bond shall name Lessor as an additional obligee and otherwise be in form and substance and issued  by  a  Person  reasonably  satisfactory  to  Lessor;  and
(d) Such construction shall not be undertaken unless Lessee demonstrates to the reasonable satisfaction of Lessor the financial ability to complete the construction without adversely affecting its cash flow position or financial viability.
10.2     Construction  Requirements  for  all  Capital  Additions
         --------------------------------------------------------
     .  Whether or not Lessor's review and approval is required, for all Capital
Additions:
(a) Such construction shall not be commenced until Lessee shall have procured and paid for all municipal and other governmental permits and authorizations required therefor, and Lessor shall join in the application for such permits or authorizations whenever such action is necessary; provided, however, that (i) any such joinder shall be at no cost or expense to Lessor; and
     (ii) any plans required to be filed in connection with any such application which require the approval of Lessor as hereinabove provided shall have been so approved by Lessor;
(b) Such construction shall not, and Lessee's licensed architect or engineer shall certify to Lessor that such construction shall not, impair the structural strength of any component of the applicable Facility or overburden the electrical, water, plumbing, HVAC or other building systems of any such component;
(c) Lessee's licensed architect or engineer shall certify to Lessor that the detailed plans and specifications conform to and comply with all applicable building, subdivision and zoning codes, laws, ordinances and regulations imposed by all governmental authorities having jurisdiction over the Leased Property of the applicable Facility;
(d) Such construction shall, when completed, be of such a character as not to decrease the value of the Leased Property as it was immediately before such Capital Addition;
(e) During and following completion of such construction, the parking which is located in the applicable Facility or on the Land of such Facility shall remain adequate for the operation of such Facility for its Primary Intended Use and in no event shall such parking be less than that which was or is required by law or which was located in such Facility or on the Land prior to such construction; provided, however, with Lessor's prior consent and at no additional expense to Lessor, (i) to the extent additional parking is not already a part of a Capital Addition, Lessee may construct additional parking on the Land; or (ii) Lessee may acquire off-site parking to serve such Facility as long as such parking shall be dedicated to, or otherwise made available to serve, such Facility;
(f) All work done in connection with such construction shall be done promptly and in a good and workmanlike manner using first-class materials and in conformity with all Legal Requirements; and
(g) Promptly following the completion of such construction, Lessee shall deliver to Lessor "as built" drawings of such addition, certified as accurate by the licensed architect or engineer selected by Lessee to supervise such work, and copies of any new or revised Certificates of Occupancy.
10.3     Funding  by  Lessor.
         -------------------
10.3.1 Lessee may request that Lessor fund a Capital Addition, in which case Lessee shall provide to Lessor any information about such Capital Addition which Lessor may reasonably request. Lessor may, but shall be under no obligation to, provide the funds necessary to meet the request. Within thirty
(30) days of receipt of a request to fund a proposed Capital Addition, Lessor shall notify Lessee as to whether it will fund the proposed Capital Addition and, if so, the terms and conditions upon which it would do so, including the terms of any amendment to this Lease. Lessee shall have ten (10) days to accept or reject Lessor's funding proposal. In no event shall the portion of the projected Capital Addition Cost comprised of land, if any, materials, labor charges and fixtures be less than ninety percent (90%) of the total amount of the projected cost of such Capital Addition.
10.3.2 If Lessor agrees to fund a proposed Capital Addition and Lessee accepts the terms thereof, Lessee shall provide Lessor with the following prior to any advance of funds:
(a) any information, certificates, licenses, permits or documents requested by Lessor which are necessary and obtainable to confirm that Lessee will be able to use the Capital Addition upon completion thereof in accordance with the Primary Intended Use, including all required federal, state or local government licenses and approvals;
(b) an Officer's Certificate and, if requested, a certificate from Lessee's architect, setting forth in reasonable detail the projected or actual Capital Addition Costs;
(c) an amendment to this Lease, in a form prepared by Lessor and reasonably agreed to by Lessee, providing for an increase in the Rent in amounts as agreed upon by the parties hereto and other provisions as may be necessary or appropriate;
(d) a deed conveying title to Lessor to any land acquired for the purpose of constructing the Capital Addition free and clear of any liens or encumbrances except those approved by Lessor, and accompanied by an ALTA survey thereof satisfactory to Lessor;
(e) for each advance, endorsements to any outstanding policy of title insurance covering the Leased Property or commitments therefor satisfactory in form and substance to Lessor (i) updating the same without any additional exception except as may be approved by Lessor and (ii) increasing the coverage thereof by an amount equal to the Fair Market Value of the Capital Addition, except to the extent covered by the owner's policy of title insurance referred to in subparagraph (f), below;
(f) if appropriate, an owner's policy of title insurance insuring fee simple title to any land conveyed to Lessor free and clear of all liens and encumbrances except those that do not materially affect the value of such land and do not interfere with the use of the Leased Property or are approved by Lessor;
(g) if requested by Lessor, a M.A.I. appraisal of the Leased Property indicating that the Fair Market Value of the Leased Property upon completion of the Capital Addition will exceed the Fair Market Value of the Leased Property immediately prior thereto by an amount not less than ninety-five percent (95%) of the cost of the Capital Addition; and
(h) such other billing statements, invoices, certificates, endorsements, opinions, site assessments, surveys, resolutions, ratifications, lien releases and waivers and other instruments and information reasonably required by Lessor.
10.4     Capital  Additions  Financed  by  Lessee
         ----------------------------------------
     .  If  Lessee  provides or arranges such financing, this Lease shall be and hereby  is  amended  to  provide  as  follows:
(a) Upon completion of any Capital Addition, Gross Revenues attributable to any Capital Additions financed by Lessee shall be excluded from Gross Revenues of the Leased Property of the applicable Facility for purposes of calculating Percentage Rent. The Gross Revenues attributable to such Capital Addition and all other Capital Additions, if any, financed by Lessee, shall be deemed to be an amount which bears the same proportion to the total Gross Revenues from the entire Leased Property (including all Capital Additions) of such Facility as the
     Fair Market Added Value of all said Capital Additions to such Facility financed by Lessee bears to the Fair Market Value of the entire Leased Property (including all Capital Additions) immediately after completion of said Capital Addition. The above referenced proportion of the Fair Market Added Value of Capital Additions to a Facility paid for by Lessee to the Fair Market Value of the entire Leased Property of such Facility expressed as a percentage is referred to herein as the "Added Value Percentage" for such Facility. The Added Value Percentage determined as provided above for Capital Additions financed by Lessee with respect to a Facility shall remain in effect for such Facility until any subsequent Capital Addition to such Facility with respect to a Facility financed by Lessee is completed.
(b) There shall be no adjustment in the Minimum Rent or CPI Rent by reason of any such Capital Addition.
(c) Upon the expiration or earlier termination of this Lease with respect to a Facility, except by reason of the default by Lessee hereunder, Lessor shall compensate Lessee for all Capital Additions financed by Lessee with respect to such Facility:
(i) By purchasing such Capital Additions from Lessee for cash in the amount of the then Fair Market Added Value of such Capital Additions; or
(ii)     By  such  other  arrangement  regarding  such  compensation as shall be mutually  and  reasonably  acceptable  to  Lessor  and  Lessee.
ARTICLE  XI.
------------
11.1     Liens
         -----
     . Subject to the provisions of Article XII relating to permitted contests, Lessee will not directly or indirectly create or allow to remain and will promptly discharge at its expense any lien, encumbrance, attachment, title retention agreement or claim upon the Leased Property or any Capital Addition thereto or any attachment, levy, claim or encumbrance in respect of the Rent, excluding, however, (i) this Lease; (ii) except with respect to the Facilities located in Walla Walla, Washington, Odessa, Texas, Boise, Idaho, and El Paso, Texas (Cambria), the matters that existed as of the Original Lease Commencement Date with respect to such Facility; (iii) restrictions, liens and other encumbrances which are consented to in writing by Lessor, or any easements granted pursuant to the provisions of Section 7.3; (iv) liens for Impositions which Lessee is not required to pay hereunder; (v) subleases permitted by
Article XXIV; (vi) liens for Impositions not yet delinquent; (vii) liens of mechanics, laborers, materialmen, suppliers or vendors for sums either disputed or not yet due, provided that (1) the payment of such sums shall not be postponed under any related contract for more than sixty (60) days after the completion of the action giving rise to such lien and such reserve or other appropriate provisions as shall be required by law or GAAP shall have been made therefor or (2) any such liens are in the process of being contested as permitted by Article XII; (viii) any liens which are the responsibility of Lessor pursuant to the provisions of Article XXXVI; and (ix) liens related to equipment leases for equipment which is used or useful in Lessee's business on the Leased Property, provided that the payment of any sums due under such equipment leases shall either (1) be paid as and when due in accordance with the terms thereof, or (2) be in the process of being contested as permitted by
Article  XII.
ARTICLE  XII.
-------------
12.1     Permitted  Contests
         -------------------
     . Lessee, upon prior written notice to Lessor, on its own or in Lessor's name, at Lessee's expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any licensure or certification decision, Imposition, Legal Requirement, Insurance Requirement, lien, attachment, levy, encumbrance, charge or claim; provided, however, that (i) in the case of an unpaid Imposition, lien, attachment, levy, encumbrance, charge or claim, the commencement and continuation of such proceedings shall suspend the collection thereof from Lessor and from the Leased Property or any Capital Addition thereto; (ii) neither the Leased Property or any Capital Addition thereto, the Rent therefrom nor any part or interest in either thereof would be in any danger of being sold, forfeited, attached or lost pending the outcome of such proceedings; (iii) in the case of a Legal Requirement, neither Lessor nor Lessee would be in any danger of civil or criminal liability for failure to comply therewith pending the outcome of such proceedings; (iv) if any such contest shall involve a sum of money or potential loss in excess of Fifty Thousand Dollars ($50,000), Lessee shall deliver to Lessor and its counsel an opinion of legal counsel reasonably acceptable to Lessor to the effect set forth in clauses
(i), (ii) and (iii) above, to the extent applicable; (v) in the case of a Legal Requirement, Imposition, lien, encumbrance or charge, Lessee shall give such reasonable security as may be required by Lessor to insure ultimate payment of the same and to prevent any sale or forfeiture of the Leased Property or any Capital Addition thereto or the Rent by reason of such non-payment or noncompliance; (vi) in the case of an Insurance Requirement, the coverage required by Article XIII shall be maintained; and (vii) if such contest be finally resolved against Lessor or Lessee, Lessee shall promptly pay the amount required to be paid, together with all interest and penalties accrued thereon, or comply with the applicable Legal Requirement or Insurance Requirement. Lessor, at Lessee's expense, shall execute and deliver to Lessee such authorizations and other documents as may reasonably be required in any such contest, and, if reasonably requested by Lessee or if Lessor so desires, Lessor shall join as a party therein. The provisions of this Article XII shall not be construed to permit Lessee to contest the payment of Rent or any other amount (other than Impositions or Additional Charges which Lessee may from time to time be required to impound with Lessor) payable by Lessee to Lessor hereunder. Lessee shall indemnify, defend, protect and save Lessor harmless from and against any liability, cost or expense of any kind that may be imposed upon Lessor in connection with any such contest and any loss resulting therefrom.
ARTICLE  XIII.
--------------
13.1     General  Insurance  Requirements
         --------------------------------
     . During the Term, Lessee shall at all times keep the Leased Property, and all property located in or on the Leased Property, including Capital Additions, the Fixtures and the Personal Property, insured with the kinds and amounts of insurance described below. Each element of insurance described in this Article shall be maintained with respect to the Leased Property of each Facility and the Personal Property and operations thereon. This insurance shall be written by companies authorized to do insurance business in the State in which the Leased Property is located. All liability type policies must name Lessor as an "additional insured." All property policies shall name Lessor as "loss payee." All business interruption policies shall name Lessor as "loss payee" with respect to Rent only. Losses shall be payable to Lessor and/or Lessee as provided in Article XIV. In addition, the policies, as appropriate, shall name as an "additional insured" or "loss payee" the holder of any mortgage, deed of trust or other security agreement ("Facility Mortgagee") securing any indebtedness or any other Encumbrance placed on the Leased Property in accordance with the provisions of Article XXXVI ("Facility Mortgage") by way of a standard form of mortgagee's loss payable endorsement. Any loss adjustment shall require the written consent of Lessor, Lessee, and each Facility Mortgagee unless the amount of the loss is less than $10,000 in which event no consent shall be required. Evidence of insurance shall be deposited with Lessor and, if requested, with any Facility Mortgagee(s). If any provision of any Facility Mortgage requires deposits of insurance to be made with such Facility Mortgagee, Lessee shall either pay to Lessor monthly the amounts required and Lessor shall transfer such amounts to each Facility Mortgagee, or, pursuant to written direction by Lessor, Lessee shall make such deposits directly with such Facility Mortgagee. The policies shall insure against the following risks with respect to each Facility:
13.1.1 Loss or damage by fire, vandalism and malicious mischief, extended coverage perils commonly known as special form perils, earthquake (including earth movement) and windstorm in an amount not less than the insurable value on a replacement cost basis (as defined below in Section 13.2) and including a building ordinance coverage endorsement;
13.1.2 Loss or damage by explosion of steam boilers, pressure vessels or similar apparatus, now or hereafter installed in each Facility, in such limits with respect to any one accident as may be reasonably requested by Lessor from time to time;
13.1.3 Flood (when the Leased Property of a Facility is located in whole or in part within a designated 100-year flood plain area) and such other hazards and in such amounts as may be customary for comparable properties in the area;
13.1.4 Loss of rental value in an amount not less than twelve (12) months' Rent payable hereunder or business interruption in an amount not less than twelve (12) months of income and normal operating expenses including payroll and Rent payable hereunder with an endorsement extending the period of indemnity by at least ninety (90) days (Building Ordinance - Increased Period of Restoration Endorsement) necessitated by the occurrence of any of the hazards described in Sections 13.1.1, 13.1.2 or 13.1.3;
13.1.5 Claims for personal injury or property damage under a policy of comprehensive general public liability insurance with amounts not less than One Million and No/100 Dollars ($1,000,000.00) combined single limit and Three Million No/100 Dollars ($3,000,000.00) in the annual aggregate, with respect to each Facility; and
13.1.6 Medical professional liability with amounts not less than One Million Dollars ($1,000,000) combined single limit and Three Million Dollars ($3,000,000) in the annual aggregate, with respect to each Facility.
13.2     Replacement  Cost
         -----------------
     . The term "replacement cost" shall mean the actual replacement cost of the insured property from time to time with new materials and workmanship of like kind and quality. If either party believes that the replacement cost has increased or decreased at any time during the Term, it shall have the right to have such replacement cost redetermined by an impartial national insurance company reasonably acceptable to both parties (the "impartial appraiser"). The party desiring to have the replacement cost so redetermined shall forthwith, on receipt of such determination by the impartial appraiser, give written notice thereof to the other party hereto. The determination of the impartial appraiser shall be final and binding on the parties hereto, and Lessee shall forthwith increase or decrease the amount of the insurance carried pursuant to this Article to the amount so determined by the impartial appraiser. Each party shall pay one-half (1/2) of the fee, if any, of the impartial appraiser. If Lessee has made improvements to the Leased Property, Lessor may at Lessee's expense have the replacement cost redetermined at any time after such improvements are made, regardless of when the replacement cost was last determined.
13.3     Additional  Insurance
         ---------------------
     . In addition to the insurance described above, Lessee shall maintain such additional insurance upon notice from Lessor as may be reasonably required from time to time by any Facility Mortgagee and shall further at all times maintain adequate workers' compensation coverage and any other coverage required by Legal Requirements for all Persons employed by Lessee on the Leased Property and any Capital Addition thereto in accordance with Legal Requirements.
13.4     Waiver  of  Subrogation
         -----------------------
     . All insurance policies carried by either party covering the Leased Property and any Capital Addition thereto and Lessee's Personal Property including contents, fire and casualty insurance, shall expressly waive any right of subrogation on the part of the insurer against the other party. The parties hereto agree that their policies will include such waiver clause or endorsement so long as the same are obtainable without extra cost, and in the event of such an extra charge the other party, at its election, may pay the same, but shall not be obligated to do so. Each party waives any claims it has against the other party to the extent such claim is covered by insurance.
13.5     Policy  Requirements
         --------------------
     . All of the policies of insurance referred to in this Article shall be written in form satisfactory to Lessor and by insurance companies with a policyholder rating of "A" and a financial rating of "X" in the most recent version of Best's Key Rating Guide. Lessee shall pay all of the premiums therefor, and deliver such policies or certificates thereof to Lessor prior to their effective date (and with respect to any renewal policy, at least ten (10) days prior to the expiration of the existing policy), and in the event of the failure of Lessee either to effect such insurance in the names herein called for or to pay the premiums therefor, or to deliver such policies or certificates thereof to Lessor, at the times required, Lessor shall be entitled, but shall have no obligation, to effect such insurance and pay the premiums therefor, in which event the cost thereof, together with interest thereon at the Overdue
Rate, shall be repayable to Lessor upon demand therefor. Each insurer shall agree, by endorsement on the policy or policies issued by it, or by independent instrument furnished to Lessor, that it will give to Lessor ten (10) days' written notice before the policy or policies in question shall be altered, allowed to expire or cancelled. Each property policy shall have a deductible or deductibles, if any, which are no greater than $5,000, unless such requirement is specifically waived by Lessor. Each earthquake policy shall have a deductible of ten percent of real property, personal property and rental value limit at the subject location, unless such requirement is specifically waived by Lessor.
13.6     Increase  in  Limits
         --------------------
     . If either party shall at any time believe the limits of the insurance required hereunder to be either excessive or insufficient, the parties shall endeavor to agree in writing on the proper and reasonable limits for such insurance to be carried and such insurance shall thereafter be carried with the limits thus agreed on until further change pursuant to the provisions of this Section. If the parties shall be unable to agree thereon, the proper and reasonable limits for such insurance to be carried shall be determined by an impartial third party reasonably selected by the parties. Nothing herein shall permit the amount of insurance to be reduced below the amount or amounts required by any Facility Mortgagee.
13.7     Blanket  Policies  and  Policies  Covering  Multiple  Locations
         ---------------------------------------------------------------
     . Notwithstanding anything to the contrary contained in this Article, Lessee's obligations to carry the insurance provided for herein may be brought within the coverage of a blanket policy or policies of insurance carried and maintained by Lessee; provided, however, that the coverage afforded Lessor will not be reduced or diminished or otherwise be different from that which would exist under a separate policy for each Facility meeting all other requirements of this Lease by reason of the use of such blanket policy of insurance, and provided further that the requirements of this Article XIII are otherwise satisfied. For any liability policies covering one or more of the Facilities or any other facilities in addition to the Facilities, Lessor may require excess limits as Lessor reasonably determines.
13.8     No  Separate  Insurance
         -----------------------
     . Lessee shall not, on Lessee's own initiative or pursuant to the request or requirement of any third party, (i) take out separate insurance concurrent in form or contributing in the event of loss with that required in this Article to be furnished by, or which may reasonably be required to be furnished by, Lessee or (ii) increase the amounts of any then existing insurance by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of the insurance, including in all cases Lessor and all Facility Mortgagees, are included therein as additional insureds and the loss is payable under such insurance in the same manner as losses are payable under this Lease. Lessee shall immediately notify Lessor of the taking out of any such separate insurance or of the increasing of any of the amounts of the then existing insurance by securing an additional policy or additional policies.
ARTICLE  XIV.
-------------
14.1     Insurance  Proceeds
         -------------------
     . All proceeds payable by reason of any loss or damage to the Leased Property, or any portion thereof, under any policy of insurance required to be carried hereunder shall be paid to Lessor and made available by Lessor to Lessee from time to time for the reasonable costs of reconstruction or repair, as the case may be, of any damage to or destruction of the Leased Property, or any portion thereof; provided, however, that if the total amount of proceeds payable is $10,000 or less, the proceeds shall be paid to Lessee and used for the repair of any damage to the Leased Property. Any excess proceeds of insurance remaining after the completion of the restoration or reconstruction of the Leased Property to substantially the same condition as existed immediately before the damage or destruction and with materials and workmanship of like kind and quality and to Lessor's reasonable satisfaction shall be remitted by Lessor to Lessee free and clear upon completion of any such repair and restoration except as otherwise specifically provided below in this Article XIV. In the event neither Lessor nor Lessee is required or elects to repair and restore the Leased Property, all such insurance proceeds shall be retained by Lessor free and clear except as otherwise specifically provided below in this Article XIV. All salvage resulting from any risk covered by insurance shall belong to Lessor.
14.2     Insured  Casualty.
         -----------------
14.2.1 If the Leased Property and/or any Capital Additions of a Facility are damaged or destroyed from a risk covered by insurance carried by Lessee such that such Facility thereby is rendered Unsuitable for its Primary Intended Use, Lessee shall either (i) restore such Leased Property to substantially the same condition as existed immediately before such damage or destruction, or (ii) offer to acquire the Leased Property of such Facility from Lessor for a purchase price equal to the greater of (y) the Minimum Repurchase Price or (z) the Fair Market Value immediately prior to such damage or destruction. If Lessor does not accept Lessee's offer to so purchase the Leased Property of such Facility, Lessee may either withdraw such offer and proceed to restore the Leased Property of such Facility to substantially the same condition as existed immediately before such damage or destruction or terminate the Lease in which event Lessor shall be entitled to retain the insurance proceeds.
14.2.2 If the Leased Property and/or any Capital Additions of a Facility are damaged from a risk covered by insurance carried by Lessee, but such Facility is not thereby rendered Unsuitable for its Primary Intended Use, Lessee shall restore such Leased Property to substantially the same condition as existed immediately before such damage. Such damage shall not terminate this Lease; provided, however, that if Lessee cannot within a reasonable time after diligent efforts obtain the necessary government approvals needed to restore and operate such Facility for its Primary Intended Use, Lessee may offer to purchase the Leased Property of such Facility for a purchase price equal to the greater of the Minimum Repurchase Price of such Facility or the Fair Market Value of such Facility immediately prior to such damage. If Lessee shall make such offer and Lessor does not accept the same, Lessee may either withdraw such offer and proceed to restore the Leased Property of such Facility to substantially the same condition as existed immediately before such damage or destruction, or terminate the Lease with respect to such Facility, in which event Lessor shall be entitled to retain the insurance proceeds.
14.2.3 If the cost of the repair or restoration exceeds the amount of proceeds received by Lessor from the insurance required to be carried hereunder, Lessee shall contribute any excess amounts needed to restore such Facility. Such difference shall be paid by Lessee to Lessor together with any other insurance proceeds, for application to the cost of repair and restoration.
14.2.4 If Lessor accepts Lessee's offer to purchase the Leased Property of a Facility, this Lease shall terminate as to such Facility upon payment of the purchase price and Lessor shall remit to Lessee all insurance proceeds pertaining to the Leased Property of such Facility, including insurance proceeds pertaining to Capital Additions and Lessee's Personal Property, then held by Lessor.
14.3     Uninsured  Casualty
         -------------------
     . If the Leased Property of a Facility is damaged or destroyed from a risk not covered by insurance carried by Lessee, whether or not such damage or destruction renders such Facility Unsuitable for its Primary Intended Use, Lessee at its expense shall restore the Leased Property of such Facility to substantially the same condition it was in immediately before such damage or destruction and such damage or destruction shall not terminate this Lease; provided, however, that if Lessee cannot within a reasonable time after diligent efforts obtain the necessary government approvals needed to restore and operate the Facility for its Primary Intended Use, Lessee shall purchase the Leased Property of such Facility for a purchase price equal to the greater of the Minimum Repurchase Price or the Fair Market Value immediately prior to such damage.
14.4     No  Abatement  of  Rent
         -----------------------
     . This Lease shall remain in full force and effect and Lessee's obligation to pay the Rent and all other charges required by this Lease shall remain unabated during the period required for adjusting insurance, satisfying Legal Requirements, repair and restoration.
14.5     Waiver
         ------
     .  Lessee  waives  any  statutory  rights of termination which may arise by reason  of  any  damage  or  destruction  of  the  Leased  Property.
14.6     Damage  Near  End  of  Term
         ---------------------------
     . If the damage or destruction contemplated hereunder occurs during the last year of the Fixed Term or any Extended Term, as applicable, of the applicable Facility and Lessee terminates any options it might then have to purchase the Leased Property or extend the Term of this Lease with respect to such Facility, Lessee may, in lieu of repairing and restoring the Leased Property as contemplated hereunder, terminate this Lease with respect to such Facility, effective as of the date of payment to Lessor of the greater of (a) the insurance proceeds attributable to such damage or destruction and (b) the cost to repair such damage or destruction as reasonably estimated by Lessor.
ARTICLE  XV.
------------
15.1     Condemnation.
         ------------
15.1.1     Total  Taking
           -------------
     . If the Leased Property of a Facility is totally and permanently taken by Condemnation, this Lease shall terminate with respect to such Facility as of the day before the Date of Taking for such Facility.
15.1.2     Partial  Taking
           ---------------
     . If a portion of the Leased Property of a Facility is taken by Condemnation, this Lease shall remain in effect if the affected Facility is not thereby rendered Unsuitable for Its Primary Intended Use, but if such Facility is thereby rendered Unsuitable for its Primary Intended Use, this Lease shall terminate with respect to such Facility as of the day before the Date of Taking for such Facility.
15.1.3     Restoration
           -----------
     .  If  there  is  a  partial  taking  of the Leased Property and this Lease remains in full force and effect pursuant to Section 15.2, Lessor shall make available to Lessee the portion of the Award necessary and specifically identified for restoration of the Leased Property and Lessee shall accomplish all necessary restoration whether or not the amount provided by the condemnor for restoration is sufficient.
15.2     Award-Distribution
         ------------------
     . The entire Award shall belong to and be paid to Lessor, except that, subject to the rights of the Facility Mortgagees, Lessee shall be entitled to receive from the Award, if and to the extent such Award specifically includes such item, lost profits value and moving expenses, provided, that in any event Lessor shall receive from the Award, subject to the rights of the Facility Mortgagees, no less than the greater of the Fair Market Value of the applicable Facility prior to the institution of the Condemnation or the Minimum Repurchase Price of the applicable Facility.
15.3     Temporary  Taking
         -----------------
     . The taking of the Leased Property, or any part thereof, shall constitute a taking by Condemnation only when the use and occupancy by the taking authority has continued for longer than 180 consecutive days. During any shorter period, which shall be a temporary taking, all the provisions of this Lease shall remain in full force and effect and the Award allocable to the Term shall be paid to Lessee.
ARTICLE  XVI.
-------------
16.1     Events  of  Default
         -------------------
     .  Any one or more of the following shall constitute an "Event of Default":
(a) a default shall occur under any other lease or agreement between Lessor or an Affiliate of Lessor and Lessee or an Affiliate of Lessee, or any letter of credit, guaranty, mortgage, deed of trust, or other instrument executed by Lessee or an Affiliate of Lessee in favor of Lessor or an Affiliate of Lessor, in every case, whether now or hereafter existing, where the default is not cured within any applicable grace period set forth therein;
(b) Lessee shall fail to pay any installment of Rent when the same becomes due and payable and such failure is not cured by Lessee within a period of five
(5) days after notice thereof from Lessor; provided, however, that such notice shall be in lieu of and not in addition to any notice required under applicable law;
(c)     Lessee  shall  fail  to  obtain  a  letter of credit or deposit the Cash
Security  Deposit  as  required  by  Article  XXI;
(d) if Lessee shall fail to observe or perform any other term, covenant or condition of this Lease and such failure is not cured by Lessee within thirty
(30) days after notice thereof from Lessor, unless such failure cannot with due diligence be cured within a period of thirty (30) days, in which case such failure shall not be deemed to be an Event of Default if Lessee proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof; provided, however, that such notice shall be in lieu of and not in addition to any notice required under applicable law;
(e)     Lessee  or  any  Guarantor  shall:
(i)     admit in writing its inability to pay its debts generally as they become due,
(ii) file a petition in bankruptcy or a petition to take advantage of any insolvency act,
(iii)     make  an  assignment  for  the  benefit  of  its  creditors,
(iv) consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or
(v) file a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof;
(f) Lessee or any Guarantor shall be adjudicated as bankrupt or a court of competent jurisdiction shall enter an order or decree appointing, without the consent of Lessee, a receiver of Lessee or of the whole or substantially all of its property, or approving a petition filed against it seeking reorganization or arrangement of Lessee under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof, and such judgment, order or decree shall not be vacated or set aside or stayed within sixty (60) days from the date of the entry thereof;
(g) Lessee or any Guarantor shall be liquidated or dissolved, or shall begin proceedings toward such liquidation or dissolution, or shall, in any manner, permit  the  sale  or  divestiture  of  substantially  all  its  assets;
(h) the estate or interest of Lessee in the Leased Property or any part thereof shall be levied upon or attached in any proceeding and the same shall not be vacated or discharged within the later of ninety (90) days after commencement thereof or thirty (30) days after receipt by Lessee of notice thereof from Lessor; provided, however, that such notice shall be in lieu of and not in addition to any notice required under applicable law;
(i) except as a result of damage, destruction or Condemnation, Lessee voluntarily ceases operations on the Leased Property for a period in excess of thirty (30) days;
(j) any of the representations or warranties made by Lessee in the Guaranty or otherwise proves to be untrue when made in any material respect which materially and adversely affects Lessor;
(k) any applicable license or third-party provider reimbursement agreements material to a Facility's operation for its Primary Intended Use are at any time terminated or revoked or suspended for more than twenty (20) days;
(l) any local, state or federal agency having jurisdiction over the operation of any Facility removes ten percent (10%) or more of the patients or residents located in such Facility;
(m) Lessee voluntarily transfers ten (10) or more patients located in the Facility to any other facility in which Lessee or any Affiliate of Lessee has any ownership or other financial interest, including, without limitation, fees earned under any management agreement, provided that Lessee's transfer of any patient to a different type of care facility as a result of such patient's special needs that cannot be met at such Facility shall not be deemed a voluntary transfer;
(n) Lessee fails to give notice to Lessor not later than ten (10) days after any notice, claim or demand from any governmental authority or any officer acting on behalf thereof, of any violation of any law, order, ordinance, rule or regulation with respect to the operation of any Facility;
(o) Lessee fails to notify Lessor within twenty-four (24) hours after receipt of any notice from any governmental agency terminating or suspending or threatening termination or suspension, of any material license or certification relating to any Facility;
(p) Lessee fails to cure or abate any violation occurring during the Term of a Facility that is claimed by any governmental authority, or any officer acting on behalf thereof, of any law, order, ordinance, rule or regulation pertaining to the operation of such Facility, and within the time permitted by such authority for such cure or abatement;
(q) any proceedings are instituted against Lessee by any governmental authority which are reasonably likely to result in (i) the revocation of any license granted to Lessee for the operation of any Facility, (ii) if applicable, the decertification of any Facility from participation in the Medicare or Medicaid reimbursement program, or (iii) the issuance of a stop placement order with respect to any Facility;
(r)     any  default  and  acceleration  of  any recourse funded indebtedness of
Lessee  or  any  recourse  funded  indebtedness  of  any Affiliate of Lessee has occurred, and such funded indebtedness has an unpaid principal balance of $1,000,000 or more or such default and acceleration could reasonably be expected to have a material adverse impact on the financial condition or operations of Lessee or any Guarantor; and
(s) any default which is not cured within any applicable cure period shall occur under any guaranty of Lessee's or an Affiliate of Lessee's obligations to Lessor or an Affiliate of Lessor, in every case, whether such guaranty is now or hereafter existing.
16.2     Certain  Remedies
         -----------------
     . If an Event of Default shall have occurred, Lessor may terminate this Lease with respect to the Facility from which such Event of Default emanated, if any, and any one or more (including all, if so elected by Lessor) of the Facilities, regardless of whether such Event of Default emanated primarily from a single Facility, by giving Lessee notice of such termination and the Term shall terminate and all rights of Lessee under this Lease shall cease with respect to all such Facilities as to which Lessor has elected to so terminate this Lease. Notwithstanding the foregoing, an Event of Default shall not be deemed to emanate from a particular Facility or group of Facilities if such Event of Default is of a monetary nature or is described in subparagraphs (b),
(c), (e), (f), (g), (h), (j), (r) and (s) of Section 16.1 above. Lessor shall have all rights at law and in equity available to Lessor as a result of any Event of Default. Lessee shall pay as Additional Charges all costs and expenses incurred by or on behalf of Lessor, including reasonable attorneys' fees and expenses, as a result of any Event of Default hereunder. If an Event of Default shall have occurred and be continuing, whether or not this Lease has been terminated with respect to any one or more (including all, if so elected by Lessor) of the Facilities pursuant to Section 16. 1, Lessee shall, to the extent permitted by law, if required by Lessor so to do, immediately surrender to Lessor possession of the Leased Property and any Capital Additions of the Facilities as to which Lessor has so elected to terminate this Lease and quit the same and Lessor may enter upon and repossess such Leased Property and such Capital Addition thereto by reasonable force, summary proceedings, ejectment or otherwise, and, to the extent permitted by law, may remove Lessee and all other Persons (other than the residents of each Facility) and any of Lessee's Personal Property from such Leased Property and such Capital Addition thereto.
16.3     Damages
         -------
     . (i) The termination of this Lease with respect to any one or more of the Facilities; (ii) the repossession of the Leased Property and any Capital
Additions of any Facility; (iii) the failure of Lessor, notwithstanding reasonable good faith efforts, to relet the Leased Property or any portion thereof; (iv) the reletting of all or any portion of the Leased Property; or (v) the inability of Lessor to collect or receive any rentals due upon any such reletting, shall not relieve Lessee of its liabilities and obligations hereunder, all of which shall survive any such termination, repossession or reletting. If any such termination occurs, Lessee shall forthwith pay to Lessor all Rent due and payable with respect to the Facility terminated to and including  the  date  of  such  termination.  Thereafter:
Lessee shall forthwith pay to Lessor, at Lessor's option, as and for liquidated and agreed current damages for Lessee's Default, either:
     (A)     the  sum  of:
(i) the worth at the time of award of the unpaid Rent which had been earned at the time of termination with respect to the terminated Facility to the extent not  previously  paid  by  Lessee  under  this  Section  16.3,
(ii) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination with respect to the terminated Facility until the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided,
(iii) the worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Lessee proves could be reasonably avoided, plus
(iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.
As used in clauses (i) and (ii) above, the "worth at the time of award" shall be computed by allowing interest at the Overdue Rate. As used in clause (iii) above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1 %). For purposes of determining the worth at the time of the award, Additional Rent that would have been payable for the remainder of the Term shall be deemed to be the greater of (y) the same as the Additional Rent for the then current Lease Year or, if not determinable, the immediately preceding Lease Year; and (z) such other amount as Lessor shall demonstrate  could  reasonably  have  been  earned.
          or  (B)
without termination of Lessee's right to possession of the Leased Property, each installment of said Rent and other sums payable by Lessee to Lessor under the Lease as the same becomes due and payable, together with interest at the Overdue Rate from the date when due until paid, and Lessor may enforce, by action or otherwise,  any  other  term  or  covenant  of  this  Lease.
     Notwithstanding anything in this Lease to the contrary, in the event that this Lease shall be terminated by Lessor with respect to any Facility by reason of an Event of Default, such termination shall not affect the applicable Term of this Lease with respect to the balance of the Facilities not so terminated by Lessor, and this Lease shall continue in full force and effect with respect to each such other Facility, except that the total monthly Allocated Minimum Rent and Allocated Additional Rent payable hereunder shall be reduced by the amount of monthly Allocated Minimum Rent and Allocated Additional Rent as to which this Lease has so terminated, subject, however, to Lessor's right to recover damages with respect to any such Facility as to which this Lease has been so terminated as provided in this Article XVI.
16.4     Receiver
         --------
     . Upon the occurrence of an Event of Default, and upon commencement of proceedings to enforce the rights of Lessor hereunder, Lessor shall be entitled, as a matter of right, to the appointment of a receiver or receivers acceptable to Lessor of the Leased Property and any Capital Addition thereto and of the revenues, earnings, income, products and profits thereof, pending the outcome of such proceedings, with such powers as the court making such appointment shall confer.
16.5     Lessee's  Obligation  to  Purchase
         ----------------------------------
     . If an Event of Default shall have occurred with respect to any Facility, Lessor may require Lessee to purchase the Leased Property of such Facility on the first Minimum Rent Payment Date occurring not less than thirty (30) days after the date specified in a notice from Lessor requiring such purchase for an amount equal to the greater of (i) the Fair Market Value of such Facility, or
(ii) the Minimum Repurchase Price of such Facility, plus, in either event, all Rent then due and payable (excluding the installment of Minimum Rent due on the purchase date) with respect to such Facility. If Lessor exercises such right, Lessor shall convey the Leased Property of such Facility to Lessee on the date fixed therefor in accordance with the provisions of Article XVIII upon receipt of the purchase price therefor and this Lease shall thereupon terminate with respect to such Facility. Any purchase by Lessee of the Leased Property of a Facility pursuant to this Section shall be in lieu of the damages specified in
Section  16.3  with  respect  to  such  Facility.
16.6     Waiver
         ------
     . If Lessor initiates judicial proceedings or if this Lease is terminated by Lessor pursuant to this Article with respect to a Facility, Lessee waives, to the extent permitted by applicable law, (i) any right of redemption, re-entry or repossession; and (ii) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt.
16.7     Application  of  Funds
         ----------------------
     . Any payments received by Lessor under any of the provisions of this Lease during the existence or continuance of any Event of Default which are made to Lessor rather than Lessee due to the existence of an Event of Default shall be applied to Lessee's obligations in the order which Lessor may reasonably determine or as may be prescribed by the laws of the State.
16.8     [Reserved]
16.9     [Reserved]
16.10     Landlord's  Security  Interest
     . The parties intend that if an Event of Default occurs under this Lease, Lessor will control Lessee's Personal Property and the Intangible Property so
that Lessor or its designee or nominee can operate or re-let each Facility intact for its Primary Intended Use. Accordingly, to implement such intention, and for the purpose of securing the payment and performance obligations of Lessee hereunder, Lessor and Lessee agree as follows:
16.10.1 Lessee, as debtor, hereby grants to Lessor, as secured party, a security interest and an express contractual lien upon all of Lessee's right, title and interest in and to Lessee's Personal Property and in and to the
Intangible Property and any and all products, proceeds, rents and profits thereof in which Lessee now owns or hereafter acquires an interest or right, including any leased Lessee's Personal Property (collectively, the "Collateral"). This Lease constitutes a security agreement covering all such Lessee's Personal Property and the Intangible Property. The security interest granted to Lessor with respect to Lessee's Personal Property in this Section
16.10 is intended by Lessor and Lessee to be subordinate to any security interest granted in connection with the financing or leasing of all or any portion of the Lessee's Personal Property so long as Lessee uses its best efforts to secure an agreement in Lessor's favor that the lessor or financier of such Lessee's Personal Property agrees to give Lessor written notice of any default by Lessee under the terms of such lease or financing arrangement, to give Lessor a reasonable time following such notice to cure any such default and consents to Lessor's written assumption of such lease or financing arrangement upon Lessor's curing of any such defaults. This security agreement and the security interest created herein shall survive the termination, but not the expiration, of this Lease with respect to any or all of the Facilities until such time as Lessor has been fully compensated for all damages resulting from such termination.
16.10.2 Lessee hereby authorizes Lessor to file such financing statements, continuation statements and other documents as may be necessary or desirable to perfect or continue the perfection of Lessor's security interest in the
Collateral. In addition, if required by Lessor at any time during the Term, Lessee shall execute and deliver to Lessor, in form reasonably satisfactory to Lessor, additional security agreements, financing statements, fixture filings and such other documents as Lessor may reasonably require to perfect or continue the perfection of Lessor's security interest in the Collateral. In the event Lessee fails to execute any financing statement or other documents for the perfection or continuation of Lessor's security interest, Lessee hereby appoints Lessor as its true and lawful attorney-in-fact to execute any such documents on its behalf, which power of attorney shall be irrevocable and is deemed to be coupled with an interest.
16.10.3 Lessee will give Lessor at least thirty (30) days' prior written notice of any change in Lessee's name, identity, jurisdiction of organization or corporate structure. With respect to any such change, Lessee will promptly execute and deliver such instruments, documents and notices and take such actions, as Lessor deems necessary or desirable to create, perfect and protect the security interests of Lessor in the Collateral.
16.10.4 Upon the occurrence of an Event of Default, Lessor shall be entitled to exercise any and all rights or remedies available to a secured party under the Uniform Commercial Code, or available to a lessor under the laws of the State, with respect to Lessee's Personal Property and the Intangible Property, including the right to sell the same at public or private sale.
ARTICLE  XVII.
--------------
17.1     Lessor's  Right  to  Cure  Lessee's  Default
         --------------------------------------------
     . If Lessee shall fail to make any payment or to perform any act required to be made or performed hereunder, Lessor, without waiving or releasing any obligation or default, may, but shall be under no obligation to, make such payment or perform such act for the account and at the expense of Lessee, and may, to the extent permitted by law, enter upon the Leased Property and any Capital Addition thereto for such purpose and take all such action thereon as, in Lessor's opinion, may be necessary or appropriate therefor. No such entry shall be deemed an eviction of Lessee. All sums so paid by Lessor and all costs and expenses, including reasonable attorneys' fees and expenses, so incurred, together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid or incurred by Lessor, shall be paid by Lessee to Lessor on demand.
ARTICLE  XVIII.
---------------
18.1     Purchase  of  the  Leased  Property
         -----------------------------------
     . If Lessee purchases the Leased Property of any Facility from Lessor pursuant to any provision of this Lease, Lessor shall, upon receipt from Lessee of the applicable purchase price, together with full payment of any unpaid Rent due and payable with respect to any period ending on or before the date of the purchase, deliver to Lessee an appropriate deed or other conveyance conveying the entire interest of Lessor in and to the Leased Property to Lessee free and clear of all encumbrances other than (i) those that Lessee has agreed hereunder to pay or discharge; (ii) those mortgage liens, if any, which Lessee has agreed in writing to accept and to take title subject to; (iii) those liens and encumbrances which were in effect on the date of conveyance of such Leased Property to Lessor; and (iv) any other encumbrances permitted hereunder to be imposed on such Leased Property which are assumable at no cost to Lessee or to which Lessee may take subject without cost to Lessee; provided, however, that in no event shall Lessee be obligated to assume or take subject to any encumbrance with a principal balance in excess of the applicable purchase or option price, and provided further that where the purchase price is equal to the Minimum Repurchase Price and if any such encumbrance may not be removed without penalty, the applicable purchase price shall be increased or decreased by an amount equal to the positive or negative effect on Fair Market Value attributable to the interest rate, amortization schedule, maturity date, prepayment penalty and other terms and conditions of such encumbrance. The difference between the applicable purchase price and the total of the encumbrances assumed or taken subject to shall be paid to Lessor or as Lessor may direct in immediately available funds. All expenses of such conveyance, including the cost of title insurance, attorneys' fees incurred by Lessor in connection with such conveyance and release, transfer taxes and recording and escrow fees, shall be paid by Lessee.
18.2     Allocation  of  the  Boise,  Idaho  Purchase  Price
         ---------------------------------------------------
     . If Lessee purchases the Leased Property of the Facility located in Boise, Idaho pursuant to any of the terms of this Lease, the portion of the purchase price paid by Lessee with respect to the Leased Improvements shall be allocated between the portion constructed in accordance with the Boise Capital Renovation Project and the remainder of the Facility located in Boise, Idaho in accordance with the relative proportions of square feet contained within each such portion of the Facility located in Boise, Idaho.
ARTICLE  XIX.
-------------
19.1     Renewal  Terms
         --------------
     . With respect to each Facility, provided that no Event of Default, or event which, with notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing, either at the date of exercise or upon the commencement of an Extended Term (as hereunder defined), then Lessee shall have the right to renew this Lease with respect to all (but not less than all) of the Facilities in a Renewal Group for the Extended Term set forth on Exhibit
                                                                         -------
C upon giving written notice to Lessor of such renewal not less than twelve (12) months and not more than fifteen (15) months prior to the expiration of the then current Fixed Term or Extended Term, as applicable. With respect to each Facility, during each Extended Term, all of the terms and conditions of this Lease shall continue in full force and effect except that the annual Minimum Rent and Additional Rent for and during such Extended Term shall be equal to the Extended Term Rent, subject to increases after the first (1st) Lease Year of such Extended Term as provided in Sections 3.1.2(b)(ii) and 3.1.2(b)(iii). Notwithstanding anything to the contrary in this Article XIX, Lessor, in its sole discretion, may waive the condition to Lessee's right to renew this Lease that no Event of Default, or event which, with notice or lapse of time or both, would constitute an Event of Default, have occurred or be continuing, and the same may not be used by Lessee as a means to negate the effectiveness of
Lessee's  exercise  of  its  renewal  right  for  such  Extended  Term.
ARTICLE  XX.
------------
20.1     Holding  Over
         -------------
     . Except as provided in Section 19, if Lessee shall for any reason remain in possession of the Leased Property and/or Capital Additions of a Facility after the expiration or earlier termination of the Fixed Term, such possession shall be as a month-to-month tenant during which time Lessee shall pay as Minimum Rent each month twice the sum of (i) monthly Minimum Rent applicable to the prior Lease Year for such Facility, plus (ii) one-twelfth of the aggregate Additional Rent payable applicable to the prior Lease Year with respect to such Facility, together with all Additional Charges and all other sums payable by Lessee pursuant to this Lease. During such period of month-to-month tenancy, Lessee shall be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to month-to-month tenancies, to continue its occupancy and use of the Leased Property and/or any Capital Additions of such Facility. Nothing contained herein shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease.
ARTICLE  XXI.
-------------
21.1     Letters  of  Credit
         -------------------
     . With respect to each Facility except the Group 3 Facilities, during the entire Term and for sixty (60) days after the expiration or earlier termination of this Lease, subject to Section 21.5 below, Lessee shall have obtained letters of credit from a financial institution satisfactory to Lessor naming Lessor as beneficiary to secure Lessee's obligations hereunder and Lessee's and any Affiliate of Lessee's obligations under any other lease or other agreement or instrument with or in favor of Lessor or any Affiliate of Lessor, at the times, in the amounts and for the purposes set forth below. Each letter of credit shall be in substantially the form of Exhibit J hereto. Each letter of credit
                                        ---------
shall be for a term of not less than one (1) year and irrevocable during that term. Each letter of credit shall provide that it will be honored upon a signed statement by Lessor that Lessor is entitled to draw upon the letter of credit under this Lease, and shall require no signature or statement from any party other than Lessor. No notice to Lessee shall be required to enable Lessor to draw upon the letter of credit. Each letter of credit shall also provide that following the honor of any drafts in an amount less than the aggregate amount of the letter of credit, the financial institution shall return the original letter of credit to Lessor and Lessor's rights as to the remaining amount of the letter of credit will not be extinguished. In the event of a transfer of Lessor's interest in the Leased Property, Lessor shall have the right to transfer the letter of credit to the transferee and thereupon shall, without any further agreement between the parties, be released by Lessee from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the letter of credit to a new Lessor. The letter of credit may be assigned as security in connection with a Facility Mortgage. If the financial institution from which Lessee has obtained a letter of credit shall admit in writing its inability to pay its debts generally as they become due, file a petition in bankruptcy or a petition to take advantage of any insolvency act, make an assignment for the benefit of its creditors consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or file a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof, then Lessee shall obtain a replacement letter of credit within thirty (30) days of such act from another financial institution satisfactory to Lessor.
21.2     Times  for  Obtaining  Letters  of  Credit
         ------------------------------------------
     . The initial letter of credit shall be obtained and delivered to Lessor prior to the execution and delivery of this Lease. The letters of credit covering subsequent periods shall be obtained and delivered to Lessor not less than thirty (30) days prior to the expiration of the then existing letter of credit ("Letter of Credit Date"). The term for each such letter of credit shall begin no later than the expiration date of the previous letter of credit.
21.3     Amounts  for  Letters  of  Credit.
         ----------------------------------
21.3.1 With respect to each Facility as set forth in Section 21.1 above, letters of credit shall be in an amount equal to the Letter of Credit Amount for such  Facility.
21.3.2 Notwithstanding subsection 21.3.1 above, the Letter of Credit Amount with respect to such Facility as set forth in subsection 21.3.1 above may be reduced on the following conditions and to the following amounts:
(a) If for any eight (8) consecutive month period during the Term the average Cash Flow Coverage for a Facility described on Exhibit G equals or
                                                             ---------
exceeds 1.25 and during such time period Lessee maintains a Consolidated Net Worth in excess of Twenty Million Dollars ($20,000,000), then Lessee shall be entitled to reduce the amount of the letter of credit for the then current and each subsequent Lease Year by the LOC Reduction Fraction, if any, for such Facility, and if for any eight (8) consecutive month period during the Term the average Cash Flow Coverage for a Facility described on Exhibit G equals or
                                                             ---------
exceeds 1.4 and during such time period Lessee maintains a Consolidated Net Worth in excess of Twenty Million Dollars ($20,000,000), then Lessee shall be entitled to reduce the amount of the letter of credit required hereunder by the amount corresponding to such Facility on Exhibit F; provided, however, that if,
                                          ---------
following any such reduction in the amount or elimination of the applicable letter of credit, the average Cash Flow Coverage for the Facility for any three
(3) consecutive month period decreases below 1.4, then Lessee shall again be required to provide a letter of credit for the then current and each subsequent Lease Year in an amount equal to the amount required by Exhibit F as multiplied
                                                         ---------
by the fraction that is the complement of the applicable LOC Reduction Fraction and Lessee shall promptly deliver to Lessor a letter of credit in the readjusted amount, and if the average Cash Flow Coverage for the Facility for any three (3) consecutive month period decreases below 1.25 or if at any time Lessee's Consolidated Net Worth falls below Twenty Million Dollars ($20,000,000), then Lessee shall again be required to restore the amount of the letter of credit required hereunder for the then current and each subsequent Lease Year to the amount equal to that required by Exhibit F and Lessee shall
                                                      ---------
promptly deliver to Lessor a letter of credit in the readjusted amount; provided further that following any such increase, the letter of credit may be reduced, released and increased as provided above.
(b) With respect to each of the Group 2 Facilities, if for the twelve (12) consecutive month period most recently completed as of the date of determination
     Lessee does not (a) permit the ratio of (i) Lessee's Cash Flow with respect to a Facility to the sum of Allocated Minimum Rent and Allocated Additional Rent payable during the Term with respect to such Facility and principal and interest payments payable to Lessee for any Quarter to be less than 2.5 to 1.0, nor (ii) Lessee's Cash Flow with respect to such Facility to Allocated Minimum Rent payable by Lessee with respect to such Facility for any Quarter to be less than
1.4 to 1.0 or (b) fail to maintain, as of the end of each Quarter, a Consolidated Net Worth of at least Ten Million Dollars ($10,000,000), as reflected in financial statements prepared in accordance with GAAP, then Lessee shall be entitled to reduce the amount of the letter of credit for the then current and each subsequent Lease Year with respect to such Facility by fifty percent (50%) of the amount required by Exhibit F; provided, however, that if,
                                          ---------
following any such reduction in the amount or elimination of the applicable letter of credit Lessee fails to comply with the aforementioned requirements, then Lessee shall again be required to provide a letter of credit for the then current and each subsequent Lease Year in an amount equal to the amount required by Exhibit F and Lessee shall promptly deliver to Lessor a letter of credit in
    ----------
the  readjusted  amount.
21.4     Uses  of  Letters  of  Credit
         -----------------------------
     . Lessor shall have the right to draw upon a letter of credit up to its full amount whenever an Event of Default has occurred or an event of default under any other lease or agreement between Lessor or an Affiliate of Lessor and Lessee or an Affiliate of Lessee or any letter of credit, guaranty, mortgage, deed of trust, or other instrument executed by Lessee or an Affiliate of Lessee in favor of Lessor or an Affiliate of Lessor has occurred and any applicable cure periods have expired; provided further, if Lessee fails to obtain a satisfactory letter of credit prior to the applicable Letter of Credit Date, Lessor may draw upon the full amount of the then existing letter of credit without giving any notice or time to cure to Lessee. No such draw shall (i) cure or constitute a waiver of an Event of Default, (ii) be deemed to fix or determine the amounts to which Lessor is entitled to recover under this Lease or otherwise, or (iii) be deemed to limit or waive Lessor's right to pursue any remedies provided for in this Lease. If all or any portion of a letter of credit is drawn against by Lessor, Lessee shall, within two (2) business days after demand by Lessor, order the issuer of such letter of credit to issue Lessor, at Lessee's expense, a replacement or supplementary letter of credit in substantially the form attached hereto as Exhibit J such that at all times
                                                ---------
during the Term, Lessor shall have the ability to draw on one or more letters of credit totaling, in the aggregate, the amount required pursuant to Section 21.3 and Lessor, upon the receipt thereof, shall return any amounts drawn down and held pending receipt of such replacement or supplementary letter of credit.
21.5     Cash  Security  Deposit  Option
         -------------------------------
     . Notwithstanding anything to the contrary in this Article XXI, with respect to each Facility with respect to which a Letter of Credit is required under Section 21.1, Lessee shall have the option to deposit with Lessor a sum equal to the applicable Letter of Credit Amount for such Facility above (the "Cash Security Deposit"). If Lessee exercises such option, during the entire Term and for sixty (60) days after the expiration or earlier termination of this Lease, unless such Cash Security Deposit is replaced by a Letter of Credit complying with this Article XXI, Lessee shall deposit the Cash Security Deposit with HCPI cash to secure Lessee's obligations hereunder and Lessee's and any Affiliate of Lessee's obligations under any other lease or other agreement or instrument with or in favor of Lessor or any Affiliate of HCPI, at the times, in the amounts and for the purposes set forth below. On the first day of each Quarter, except during any period during which any Event of Default, or event which, with notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing hereunder, the Cash Security Deposit shall accrue, and HCPI shall pay to Lessee, or, at HCPI's option, credit for the restoration of the required amount of the Cash Security Deposit upon any draw hereunder, interest on the aggregate Cash Security Deposit held by Lessor from time to time at an annual rate equal to nine percent (9%); provided, however, that Lessor shall not be required to keep the Cash Security Deposit separate from its general funds, and Lessee acknowledges that Lessor may invest and reinvest the Cash Security Deposit for Lessor's own account. No notice to Lessee shall be required to enable Lessor to draw upon such Cash Security Deposit; provided however, that Lessor shall use reasonable efforts to provide Lessee with written notice of such drawing within a reasonable time after such drawing. In the event of a transfer of Lessor's interest in the Leased Property, Lessor shall have the right to transfer the Cash Security Deposit to the transferee and thereupon shall, without any further agreement between the parties, be released by Lessee from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of such Cash Security Deposit to a new Lessor. The Cash Security Deposit may be assigned as security in connection with a Facility Mortgage. Notwithstanding the foregoing, with respect to the Group 4 Facilities, Lessee's rights under this Section 21.5 to deposit a Cash Security Deposit shall be expressly conditioned upon Lessee's repayment of all amounts outstanding under the Note. LESSEE WAIVES THE PROVISIONS OF ANY APPLICABLE LAWS NOW IN FORCE OR THAT BECOME IN FORCE AFTER THE DATE OF EXECUTION OF THIS LEASE THAT PROVIDE IN SUBSTANCE THAT LESSOR MAY CLAIM FROM A CASH SECURITY DEPOSIT ONLY THOSE SUMS REASONABLY NECESSARY TO REMEDY DEFAULTS IN THE PAYMENT OF RENT, TO REPAIR DAMAGE CAUSED BY LESSEE, TO CLEAN THE PREMISES OR FOR OTHER LIMITED PURPOSES. LESSOR AND LESSEE AGREE THAT LESSOR MAY, IN ADDITION, CLAIM THOSE SUMS NECESSARY TO COMPENSATE LESSOR FOR ANY OTHER FORESEEABLE OR UNFORESEEABLE LOSS OR DAMAGE CAUSED BY THE ACT OR OMISSION OF LESSEE OR LESSOR'S OFFICERS, AGENTS, EMPLOYEES, INDEPENDENT CONTRACTORS, OR INVITEES.
                             _______________________
                                Lessee's Initials

ARTICLE  XXII.
--------------
22.1     Risk  of  Loss
         --------------
     . The risk of loss or of decrease in the enjoyment and beneficial use of the Leased Property as a consequence of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise, or in consequence of foreclosures, attachments, levies or executions (other than by Lessor and Persons claiming from, through or under Lessor) is assumed by Lessee, and except as otherwise provided herein no such event shall entitle Lessee to any abatement of Rent.
ARTICLE  XXIII.
---------------
23.1     General  Indemnification
         ------------------------
     . In addition to the other indemnities contained herein, and notwithstanding the existence of any insurance carried by or for the benefit of Lessor or Lessee, and without regard to the policy limits of any such insurance, Lessee shall protect, indemnify, save harmless and defend Lessor from and against all liabilities, obligations, claims, damages penalties, causes of action, costs and expenses, including reasonable attorneys', consultants' and experts' fees and expenses, imposed upon or incurred by or asserted against Lessor by reason of: (i) any accident, injury to or death of Persons or loss of or damage to property occurring on or about the Leased Property or adjoining sidewalks; (ii) any use, misuse, non-use, condition, maintenance or repair by Lessee of the Leased Property; (iii) any failure on the part of Lessee to perform or comply with any of the terms of this Lease; (iv) the non-performance of any of the terms and provisions of any and all existing and future subleases of the Leased Property to be performed by any party thereunder; (v) any claim for malpractice, negligence or misconduct committed by any Person on or working from the Leased Property; and (vi) the violation by Lessee of any Legal
Requirement. Any amounts which become payable by Lessee under this Article shall be paid within ten (10) days after liability therefor is determined by litigation or otherwise, and if not timely paid shall bear interest at the Overdue Rate from the date of such determination to the date of payment. Lessee, at its sole cost and expense, shall contest, resist and defend any such claim, action or proceeding asserted or instituted against Lessor or may compromise or otherwise dispose of the same as Lessee sees fit. For purposes of this Article XXIII, any acts or omissions of Lessee, or by employees, agents, assignees, contractors, subcontractors or others acting for or on behalf of Lessee (whether or not they are negligent, intentional, willful or unlawful), shall be strictly attributable to Lessee.
Lessor shall indemnify, save harmless and defend Lessee from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses, including, but not limited to, reasonable attorneys' fees, imposed upon or incurred by or asserted against Lessee as a result of the gross negligence or willful misconduct of Lessor. Lessor, at its expense, shall contest, resist, and defend any claim, action or proceeding asserted or instituted against Lessee with respect to the foregoing or may compromise or otherwise dispose of the same as Lessor sees fit. Any amounts which become payable by Lessor under this Section shall be paid within ten (10) days after liability therefor on the part of Lessor is determined by litigation or otherwise, and if not timely paid shall bear a late charge (to the extent permitted by law) at the Overdue Rate from the date of such determination to the date of payment.
ARTICLE  XXIV.
--------------
24.1     Subletting  and  Assignment.
         ---------------------------
24.1.1     Prohibition
           -----------
(a) . Lessee shall not, without Lessor's prior written consent, which may be withheld in Lessor's sole and absolute discretion, voluntarily or by operation of law assign (which term includes any sale, encumbering, pledge or other transfer or hypothecation) this Lease, master sublet all or any part of the Leased Property of any Facility or engage the services of any Person for the management or operation of any Facility. Lessee acknowledges that Lessor is relying upon the expertise of Lessee in the operation of the Facilities and that Lessor entered into this Lease with the expectation that Lessee would remain in and operate such Facilities during the entire Term and for that reason Lessor retains sole and absolute discretion in approving or disapproving any assignment or master sublease. If Lessee is a corporation or partnership, any transfer of its stock (other than a transfer of any of Lessee's stock owned by Daniel R. Baty for estate planning purposes) or partnership interests (or the stock or partnership interests of the entity(ies) that controls Lessee) or any dissolution or merger or consolidation of Lessee (or its controlling entity(ies)) with any other entity, which results in any Person (other than Daniel R. Baty) and such Person's Affiliates collectively owning greater than twenty-five percent (25%) of the total outstanding shares of any class of Lessee's stock or partnership interests, or the sale or other transfer of all or substantially all of the assets of Lessee (or its controlling entity(ies)), shall constitute an assignment of Lessee's interest in this Lease within the meaning of this Article XXIV and the provisions requiring consent contained herein shall apply (provided, however, that the foregoing provision regarding transfer of Lessee's stock constituting an assignment shall not apply if (i)
Lessee's stock is publicly traded, and (ii) Lessee's Consolidated Net Worth after such transfer is not less than Lessee's Consolidated Net Worth as of the Original Lease Commencement Date). Any sublease of more than ten percent (10%) of any Facility to any Person or its Affiliates, in one transaction or in a series of transactions, shall be deemed to be a master sublease hereunder. For any sublease transaction not requiring the consent of Lessor hereunder, Lessee shall, within ten (10) days of entering into any such sublease, notify Lessor of the existence of such sublease and the identity of the sublessee and supply Lessor with a copy of the sublease, any related documentation and any other materials or information reasonably requested by Lessor.
24.1.2     Certain  Business  Reorganizations.  Lessor  will  not  unreasonably
           ----------------------------------
withhold its written consent to an assignment of this Lease to (A) any Person which acquires all or substantially all of the assets and business of Lessee by virtue of a merger or consolidation of, with or into Lessee or (B) any purchaser of 51% or more of the outstanding voting stock or partnership interest of Lessee, if in Lessor's reasonable judgment such assignee, together with any guarantor of such assignee's obligations under this Lease, has (1) a consolidated net worth equal to or greater than Lessee's consolidated net worth at the time of the proposed assignment or as of the Original Lease Commencement Date, whichever is greater, and (2) the operational expertise and reputation at least equal to that of Lessee at the time of the proposed assignment or as of the Original Lease Commencement Date, whichever is greater.
24.1.3     Public  Offering;  Public  Trading.  Notwithstanding  anything to the
           ----------------------------------
contrary in Section 24.1.2, Lessor's consent shall not be required in connection with and the provisions of Section 24.1.2 shall not apply to any transfer of any stock of Lessee as a result of a public offering of Lessee's stock which (a) constitutes a bona fide public distribution of such stock pursuant to a firm commitment underwriting or a plan of distribution registered under the Securities Act of 1933 and (b) results in such stock being listed for trading on the American Stock Exchange or the New York Stock Exchange or authorized for quotation on the NASDAQ National Market immediately upon the completion of such public offering. In addition, so long as such stock is listed for trading on any such exchange or authorized for quotation on such market, the transfer or exchange of such stock over such exchange or market shall not be deemed a Transfer hereunder unless the same (whether in one transaction or in any step or series of transactions) results in a change in control of Lessee or (including pursuant to a tender or similar offer to acquire the outstanding and issued securities of such entity).
24.2     Consent
         -------
     . If Lessee desires at any time to assign this Lease, to master sublet any Facility or any portion thereof or engage the services of any Person for the management or operation of such Facility, it shall first notify Lessor of its desire to do so and shall submit in writing to Lessor: (i) the name of the proposed master sublessee, assignee or manager; (ii) the terms and provisions of the proposed master sublease, assignment or management agreement; and (iii) such financial information as Lessor reasonably may request concerning the proposed master sublessee, assignee or manager.
24.2.1 Lessor may, as a condition to granting such consent, require that the obligations of any sublessee, assignee, or manager which is an Affiliate of another Person be guaranteed by its parent or controlling Person if (i) the Consolidated Net Worth of Lessee would be diminished as a result of any such assignment of Lessee's interest described in this Article XXIV, or (ii) the new controlling Person(s) would have a consolidated net worth less than the Lessee's consolidated net worth as of the Original Lease Commencement Date and that any guaranty of this Lease be reaffirmed by any Guarantor notwithstanding such subletting, assignment or management arrangement. Any sublease shall be expressly subject and subordinate to all applicable terms and conditions of this Lease and provide that Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee, as sublessor under such sublease from the time of the exercise of such option to the termination of such sublease and in such case Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee unless Lessor actually receives the same from Lessee or for any other prior defaults of Lessee under such sublease. In the event that Lessor shall not require such attornment with respect to any sublease, then such sublease shall automatically terminate upon the expiration or earlier termination of this Lease, including any early termination by mutual agreement of Lessor and Lessee. Furthermore, any sublease, assignment or management agreement shall expressly provide that the sublessee, assignee or manager shall furnish Lessor with such financial and operational information and information about the physical condition of such Facility, including the information required by Section 25.2 herein, as Lessor may request from time to time.
24.2.2 Lessor may, as a condition to its consent to any such master subletting, require Lessee to pay to Lessor one hundred percent (100%) of all Transfer Consideration (defined below). "Transfer Consideration" shall mean the positive difference, if any, between the Fair Market Rental for the Facility and the Rent payable by Lessee determined on a monthly basis, prorating the Rent, as appropriate, if less than all of such Facility is sublet; provided, however, in no event shall Lessor be entitled to receive any amount in excess of the amount Lessee is entitled to receive as a result of the master sublease. The Transfer Consideration for each month shall be paid by Lessee to Lessor monthly when the Minimum Rent is due for the duration of the master subletting.
24.2.3 Lessor may, as a condition to its consent to any assignment or management arrangement, require Lessee to pay to Lessor upon the effective date of such assignment or management arrangement an amount equal to one hundred percent (100%) of the Transfer Consideration for the remaining Term of the Lease assuming all renewal options are exercised and there is no early termination of the Lease and Lessor shall refund any amounts attributable to renewal options if they subsequently are not exercised with interest thereon at the Prime Rate; provided, however, in no event shall Lessor be entitled to receive any amount in excess of the amount Lessee is entitled to receive as a result of the assignment or management agreement.
24.2.4     The  consent  by  Lessor  to  any  assignment,  master  subletting or management  arrangement  shall  not  constitute  a  consent  to  any  subsequent assignment, master subletting or management arrangement by Lessee or to any subsequent or successive assignment, master subletting or management arrangement by the master sublessee, assignee or manager. Any purported or attempted assignment, sublease, management agreement or other permission to use such Facility contrary to the provisions of this Article shall be void and, at the option of Lessor, shall terminate this Lease.
24.2.5 Notwithstanding the preceding, Lessee may sublease or assign the Lease to an Affiliate of Lessee without the written consent of Lessor and Lessee shall not be required to pay any Transfer Consideration to Lessor as a result of such sublease or assignment to an Affiliate, but such sublease or assignment of the Lease from Lessee to an Affiliate of Lessee will not relieve Lessee from its obligations under the Lease or any Guarantor from its obligations under any guaranty of this Lease.
24.3     Costs
         -----
     . Lessee shall reimburse Lessor for Lessor's reasonable costs and expenses incurred in conjunction with the processing and documentation of any assignment, master subletting or management arrangement, including reasonable attorneys', architects', engineers' or other consultants' fees whether or not such master sublease, assignment or management agreement is actually consummated.
24.4     No  Release  of  Lessee's  Obligations
         --------------------------------------
     . No assignment, subletting or management agreement shall relieve Lessee of its obligation to pay the Rent and to perform all of the other obligations to be performed by Lessee hereunder. The liability of Lessee named herein and any immediate and remote successor in interest of Lessee (by assignment or otherwise), and the due performance of the obligations of this Lease on Lessee's part to be performed or observed, shall not in any way be discharged, released or impaired by any (i) agreement which modifies any of the rights or obligations of the parties under this Lease, (ii) stipulation which extends the time within which an obligation under this Lease is to be performed, (iii) waiver of the performance of an obligation required under this Lease, or (iv) failure to enforce any of the obligations set forth in this Lease.
24.5     Assignment  of  Lessee's  Rights  Against  Sublease
         ---------------------------------------------------
     .  If  Lessor  shall  consent  to  a  master  subletting,  then the written instrument of consent, executed and acknowledged by Lessor, Lessee and sublessee, shall contain a provision substantially similar to the following:
(i) Lessee and sublessee hereby agree that, if sublessee shall be in default of any obligation of Lessee under the sublease, which default also constitutes a default by Lessee under the Lease, then Lessor shall be permitted to avail itself of all of the rights and remedies available to Lessee in connection therewith.
(ii) Without limiting the generality of the foregoing, Lessor shall be permitted (by assignment of a cause of action or otherwise) to institute an action or proceeding against sublessee in the name of Lessee in order to enforce Lessee's rights under the sublease, and also shall be permitted to take all ancillary actions (e.g., serve default notices and demands) in the name of Lessee as Lessor reasonably shall determine to be necessary.
(iii) Lessee agrees to cooperate with Lessor, and to execute such documents as shall be reasonably necessary, in connection with the implementation of the foregoing rights of Lessor.
(iv) Lessee expressly acknowledges and agrees that the exercise by Lessor of any of the foregoing rights and remedies shall not constitute an election of remedies, and shall not in any way impair Lessor's entitlement to pursue other rights and remedies directly against Lessee.
24.6     Reserved
         --------
24.7     REIT  Protection
     . Anything contained in this Lease to the contrary notwithstanding, Lessee shall not (i) sublet, assign or enter into a management arrangement for the Leased Property on any basis such that the rental or other amounts to be paid by the sublessee, assignee or manager thereunder would be based, in whole or in part, on the income or profits derived by the business activities of the sublessee, assignee or manager; (ii) furnish or render any services to the sublessee, assignee or manager or manage or operate the Leased Property so subleased, assigned or managed; (iii) sublet, assign or enter into a management arrangement for the Leased Property to any Person in which Lessee or Lessor owns an interest, directly or indirectly (by applying constructive ownership rules set forth in Section 856(d)(5) of the Code); or (iv) sublet, assign or enter into a management arrangement for the Leased Property in any other manner which could cause any portion of the amounts received by Lessor pursuant to this Lease or any sublease to fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Code, or any similar or successor provision thereto or which could cause any other income of Lessor to fail to qualify as income described in Section 856(c)(2) of the Code.
24.8     Prepaid  Rent
         -------------
     . Lessee shall not require or accept prepayment for more than three (3) months' use of individual units or rooms of any Facility. Amounts charged to residents for individual units or rooms shall not be materially less than fair market value.
ARTICLE  XXV.
-------------
25.1     Officer's  Certificates  and  Financial  Statements.
         ---------------------------------------------------
25.1.1     Officer's  Certificate
           ----------------------
     . At any time and from time to time upon Lessee's receipt of not less than ten (10) days' prior written request by Lessor, Lessee shall furnish to Lessor an Officer's Certificate certifying (i) that this Lease is unmodified and in full force and effect, or that this Lease is in full force and effect as modified and setting forth the modifications; (ii) the dates to which the Rent has been paid; (iii) whether or not, to the best knowledge of Lessee, Lessor is in default in the performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which Lessee may have knowledge; and (iv) responses to such other questions or statements of fact as Lessor, any ground or underlying lessor, any purchaser or any current or prospective Facility Mortgagee shall reasonably request. Lessee's failure to deliver such statement within such time shall constitute an acknowledgement by Lessee that (x) this Lease is unmodified and in full force and effect except as may be represented to the contrary by Lessor; (y) Lessor is not in default in the performance of any covenant, agreement or condition contained in this Lease; and (z) the other matters set forth in such request, if any, are true and correct. Any such certificate furnished pursuant to this Article may be relied upon by Lessor and any current or prospective Facility Mortgagee, ground or underlying lessor or purchaser of the Leased Property.
25.1.2     Statements
           ----------
     .  Lessee  shall  furnish  the  following  statements  to  Lessor:
(a) within 120 days after the end of each of Lessee's fiscal years, a copy of the audited consolidated balance sheets of Lessee and its consolidated Subsidiaries as of the end of such fiscal year, and related audited consolidated statements of income, changes in common stock and other stockholders' equity and changes in the financial position of Lessee and its consolidated Subsidiaries for such fiscal year, prepared in accordance with GAAP applied on a basis consistently maintained throughout the period involved, such consolidated financial statements to be certified by nationally recognized certified public accountants;
(b) within 120 days after the end of Lessee's fiscal years, and together with the annual audit report furnished in accordance with clause (a) above, an Officer's Certificate stating that to the best of the signer's knowledge and belief after making due inquiry, Lessee is not in default in the performance or observance of any of the terms of this Lease, or if Lessee shall be in default, specifying all such defaults, the nature thereof, and the steps being taken to remedy the same;
(c) within thirty (30) days after the end of each month for those months occurring from the Original Lease Commencement Date to three months after the first month in which the average Cash Flow Coverage for any Facility equals or exceeds 1.3 for such month, all consolidated financial reports Lessee produces for reporting purposes and detailed statements of income and detailed operational statistics regarding occupancy rates, patient and resident mix and patient and resident rates by type for such Facility; and thereafter within sixty (60) days after the end of each of Lessee's quarters, all quarterly consolidated financial reports Lessee produces for reporting purposes and detailed statements of income and detailed operational statistics regarding occupancy rates, patient and resident mix and patient and resident rates by type for such Facility;
(d) within 120 days after the end of each of Lessee's fiscal years, a copy of each cost report, if any, filed with the appropriate governmental agency for each Facility;
(e) within thirty (30) days after they are required to be filed with the SEC, copies of any annual reports and of information, documents and other reports, or copies of such portions of any of the foregoing as the SEC may prescribe, which Lessee is required to file with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934;
(f) within three (3) Business Days after Lessee's receipt thereof, copies of all written communications received by Lessee from any regulatory agency relating to (i) surveys of any Facility for purposes of licensure, Medicare and Medicaid certification and accreditation and (ii) any proceeding, formal or informal, with respect to cited deficiencies with respect to services and activities provided and performed at any Facility, including patient and resident care, patient and resident activities, patient and resident therapy, dietary, medical records, drugs and medicines, supplies, housekeeping and maintenance, or the condition of such Facility, and involving an actual or threatened  warning,  imposition  of  a  fine  or  a  penalty,  or  suspension, termination or revocation of such Facility's license to be operated in accordance with its Primary Intended Use;
(g) to the extent reasonably obtainable by Lessee, within 120 days after the end of each fiscal year of the financial institution issuing the letter of credit required under Article XXI, a copy of the audited consolidated balance sheets of such financial institution as of the end of such fiscal year, and related unaudited consolidated statements of income, changes in common stock and other stockholders equity and changes in the financial position of such financial institution and its consolidated subsidiaries for each such fiscal year, prepared in accordance with generally accepted accounting principles applied on a basis consistently maintained throughout the period involved, such consolidated financial statements to be certified by nationally recognized certified public accountants;
(h) immediately upon Lessee's receipt thereof, copies of all material claims, complaints, notices, warnings or asserted violations relating in any way to the Leased Property or Lessee's use thereof; and
(i) with reasonable promptness, such other information respecting the financial and operational condition and affairs of Lessee and each Facility and the physical condition of the Leased Property and any Capital Addition thereto as Lessor may reasonably request, in the form of a questionnaire or otherwise, from time to time.
25.2     Charges
         -------
     . Lessee acknowledges that the failure to furnish Lessor with any of the certificates or statements required by this Article XXV will cause Lessor to incur costs and expenses not contemplated hereunder, the exact amount of which is presently anticipated to be extremely difficult to ascertain. Accordingly, if Lessee fails to furnish Lessor with any of the certificates or statements required by this Article XXV, Lessee shall pay to Lessor upon demand $1,000 for each such failure as Additional Charges. The parties agree that this charge represents a fair and reasonable estimate of the costs that Lessor will incur by reason of Lessee's failure to furnish Lessor with such certificates and statements.
ARTICLE  XXVI.
--------------
26.1     Lessor's  Right  to  Inspect  and  Show the Leased Property and Capital
         -----------------------------------------------------------------------
Additions
    -----
     . Lessee shall permit Lessor and its authorized representatives to inspect the Leased Property and any Capital Addition thereto during usual business hours and on reasonable notice subject to any security, health, safety or confidentiality requirements of Lessee or any Legal Requirement or Insurance Requirement.
ARTICLE  XXVII.
---------------
27.1     No  Waiver
         ----------
     . No failure by Lessor to insist upon the strict performance of any term hereof or to exercise any right, power or remedy hereunder and no acceptance of full or partial payment of Rent during the continuance of any default or Event of Default shall constitute a waiver of any such breach or of any such term. No waiver of any breach shall affect or alter this Lease, which shall continue in full force and effect with respect to any other then existing or subsequent breach.
ARTICLE  XXVIII.
----------------
28.1     Remedies  Cumulative
         --------------------
     . Each legal, equitable or contractual right, power and remedy of Lessor now or hereafter provided either in this Lease or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power and remedy and the exercise or beginning of the exercise by Lessor of any one or more of such rights, powers and remedies shall not preclude the simultaneous or subsequent exercise by Lessor of any or all of such other rights, powers and remedies.
ARTICLE  XXIX.
--------------
29.1     Acceptance  of  Surrender
         -------------------------
     . No surrender to Lessor of this Lease or of the Leased Property, or any part thereof or of any interest therein, shall be valid or effective unless agreed to and accepted in writing by Lessor and no act by Lessor or any representative or agent of Lessor, other than such a written acceptance by Lessor, shall constitute an acceptance of any such surrender.
ARTICLE  XXX.
-------------
30.1     No  Merger
         ----------
     . There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, (i) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate and (ii) the fee estate  in  the  Leased  Property.
ARTICLE  XXXI.
--------------
31.1     Conveyance  by  Lessor
         ----------------------
     . If Lessor or any successor owner of the Leased Property shall convey the Leased Property other than as security for a debt, Lessor or such successor owner, as the case may be, shall thereupon be released from all future liabilities and obligations of the Lessor under this Lease arising or accruing from and after the date of such conveyance or other transfer and all such future liabilities and obligations shall thereupon be binding upon the new owner.
31.2     New  Lease
         ----------
     . Lessor shall have the right, at any time and from time to time during the Term for any purpose, by written notice to Lessee, to require Lessee to execute an amendment to this Lease whereby the Leased Property of one or more Facilities (individually, a "Separated Property" or collectively, the "Separated Properties") is separated and removed from this Lease, and to simultaneously execute a substitute lease with respect to such Separated Property(ies), in which case:
31.2.1 Lessor and Lessee shall execute a new lease (the "New Lease") for such Separated Property(ies), effective as of the date specified in Section
31.2.3. below (the "New Lease Effective Date"), in the same form and substance as this Lease, but with such changes thereto as necessary to reflect the separation of the Separated Property(ies) from the balance of the Leased Property, including specifically the following:
(a) The total monthly Minimum Rent payable under such New Lease shall be the total applicable monthly Allocated Minimum Rent with respect to such
Separated  Property(ies);
(b) All Minimum Rent rental escalations under the New Lease shall be at the times and in the amounts set forth in this Lease for Minimum Rent increases; and
(c)     The  New  Lease  shall  provide  that  the  lessee  thereunder  shall be responsible for the payment, performance and satisfaction of all duties, obligations and liabilities arising under this Lease, insofar as they relate to the Separated Property(ies), that were not paid, performed and satisfied in full prior to the effective date of the New Lease (and Lessee under this Lease shall also be responsible for the payment, performance and satisfaction of the aforesaid duties, obligations and liabilities not paid, performed and satisfied in full prior to the effective date of such New Lease).
31.2.2     Lessor  and  Lessee  shall  also  execute  an amendment to this Lease effective as of the New Lease Effective Date reflecting the separation of the Separated Property(ies) from the balance of the Leased Property and making such modifications to this Lease as are necessitated thereby.
31.2.3 In the case of any New Lease that is entered into in accordance with this Section 31.2 such New Lease shall be effective on the date which is the earlier of (i) the date the New Lease is fully executed and delivered by the parties thereto and (ii) the date specified in the written notice from Lessor to Lessee requiring a New Lease as described above, which date shall be no sooner than ten (10) days after the date such notice is issued.
31.2.4 Lessee's obligation to provide letters of credit and/or a Cash Security Deposit in accordance with Article 21 of this Lease shall be segregated so that (a) the applicable Lessee shall be required to provide a letter of credit and/or a Cash Security Deposit pursuant to the New Lease, on the same terms and conditions as set forth in this Lease, except that "Letter of Credit Amount" under the New Lease shall mean an amount equal to the then existing Letter of Credit Amount under this Lease (prior to the amendment contemplated in
Section 31.2.2 above), times a fraction, the numerator of which is the sum of the then existing annual Allocated Minimum Rent and Allocated Additional Rent for the Substituted Property(ies), and the denominator of which is the sum of the then existing total annual Minimum Rent and Additional Rent payable for all Facilities (including the Separated Property(ies)), and (b) the "Letter of Credit Amount" under this Lease (as amended) shall be reduced by the "Letter of Credit Amount" for the New Lease determined in accordance with subsection (a) above.
31.2.5 Lessee and Lessor shall take such actions and execute and deliver such documents, including without limitation the New Lease and an amendment to this Lease, as are reasonably necessary and appropriate to effectuate the provisions and intent of this Section 31.2.
31.2.6 Lessor shall reimburse Lessee for all of Lessee's reasonable out-of-pocket costs and expenses in connection with the preparation and review of any New Lease entered into in accordance with this Section 31.2, including but not limited to reasonable attorney's and accountant's costs, fees and expenses incurred by Lessee.
ARTICLE  XXXII.
---------------
32.1     Quiet  Enjoyment
         ----------------
     . So long as Lessee shall pay the Rent as the same becomes due and shall fully comply with all of the terms of this Lease and fully perform its obligations hereunder, Lessee shall peaceably and quietly have, hold and enjoy the Leased Property for the Term, free of any claim or other action by Lessor or anyone claiming by, through or under Lessor, but subject to all liens and encumbrances of record as of the Original Lease Commencement Date with respect to the applicable portion of the Leased Property or created thereafter as permitted under the Original Leases or hereunder or thereafter consented to by Lessee. No failure by Lessor to comply with the foregoing covenant shall give Lessee any right to cancel or terminate this Lease or abate, reduce or make a deduction from or offset against the Rent or any other sum payable under this Lease, or to fail to perform any other obligation of Lessee hereunder. Notwithstanding the foregoing, Lessee shall have the right, by separate and independent action to pursue any claim it may have against Lessor as a result of a breach by Lessor of the covenant of quiet enjoyment contained in this Article.
ARTICLE  XXXIII.
----------------
33.1     Notices
         -------
     . Any notice, consent, approval, demand or other communication required or permitted to be given hereunder (a "notice") must be in writing and may be served personally or by U.S. Mail. If served by U.S. Mail, it shall be addressed as follows:

If  to  Lessor:     Health  Care  Property  Investors,  Inc.
4675  MacArthur  Court
Suite  900
Newport  Beach,  California  92660
Attn:  Legal  Department
Fax:  (949)  221-0600
with  a  copy  to:     Latham  &  Watkins
650  Town  Center  Drive,  Suite  2000
Costa  Mesa,  California  92626
Attn:  David  C.  Meckler,  Esq.
Fax:  (714)  755-8290

If  to  Lessee:     Emeritus  Corporation
3131  Elliott  Ave,  Suite  500
Seattle,  WA  98121
Fax  (206)  301-4500
Attn:  Raymond  Brandstrom
Fax:  (206)  443-5432
with  a  copy  to:     The  Nathanson  Group
1520  Fourth  Ave.,  Sixth  Floor
Seattle,  Washington  98101
Attn:  Randi  S.  Nathanson,  Esq.
Fax:  (206)  623-1738

     Any notice which is personally served shall be effective upon the date of service; any notice given by U.S. Mail shall be deemed effectively given, if deposited in the United States Mail, registered or certified with return receipt requested, postage prepaid and addressed as provided above, on the date of receipt, refusal or non-delivery indicated on the return receipt. In addition, either party may send notices by facsimile or by a nationally recognized overnight courier service provides written proof of delivery (such as U.P.S. or Federal Express). Any notice sent by facsimile shall be effective upon confirmation of receipt in legible form, and any notice sent by a nationally recognized overnight courier shall be effective on the date of delivery to the party at its address specified above as set forth in the courier's delivery receipt. Either party may, by notice to the other from time to time in the manner herein provided, specify a different address for notice purposes.
ARTICLE  XXXIV.
---------------
34.1     Appraiser
         ---------
     .  If  it  becomes  necessary  to  determine  the Fair Market Value or Fair
Market Rental of any Facility for any purpose of this Lease, the same shall be determined by Valuation Counselors, or in the event Valuation Counselors no longer exists upon the date the same is to be determined, any other nationally recognized appraisal firm, in which one or more of the members, officers or principals of such firm are members of the American Institute of Real Estate Appraisers (or any successor organization thereto), as may be selected by Lesser in writing to Lessee (the "Appraiser"). Lessor shall cause such Appraiser to determine the Fair Market Value or Fair Market Rental of such Facility as of the relevant date (giving effect to the impact, if any, of inflation from the date of the Appraiser's decision to the relevant date) and the determination of such Appraiser shall be final and binding upon the parties. If the applicable Facility had reached stabilized operations prior to the applicable Original Lease Commencement Date, to the extent consistent with sound appraisal practice as then existing at the time of any such appraisal, an appraisal for Fair Market Value shall be made on a basis consistent with the basis on which the Leased Property was appraised for purposes of determining its fair market value at the time the Leased Property was acquired by Lessor. This provision for determination by appraisal shall be specifically enforceable to the extent such remedy is available under applicable law, and any determination hereunder shall be final and binding upon the parties except as otherwise provided by applicable law. Lessor and Lessee shall each pay one-half of the fees and expenses of the Appraiser and one-half of all other cost and expenses incurred in connection with such appraisal.
ARTICLE  XXXV.
--------------
35.1     Lessee's  Option  to  Purchase  the  Leased  Property.
         -----------------------------------------------------
35.1.1 Subject to Sections 35.1.2 and 35.1.3 below, with respect to the Purchase Option Facilities, provided no Event of Default, or event which, with notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing hereunder, Lessee shall have the option to purchase the Leased Property of all (but not less than all) of the Facilities in a Purchase Group upon the expiration of the Fixed Term and each Extended Term for such Facilities at the Purchase Option Purchase Price, calculated as of the Outside Closing Date. Lessee may exercise such option to purchase the Leased Property of the Facilities in a Purchase Group by opening an escrow (the "Escrow") with and by depositing a copy of this Lease with a national title company reasonably acceptable to Lessor ("Escrow Holder") and giving written notice to Lessor of such deposit with Escrow Holder no earlier than fifteen (15)
     months and not less than twelve (12) months prior to the expiration of the Fixed Term or the Extended Term, as applicable for such Facilities. If Lessee shall not be entitled to exercise such option (e.g., by reason of an Event of Default) or shall be entitled to exercise the same but shall fail to do so within the time and in the manner herein provided, such option shall lapse and thereafter not be exercisable by Lessee. No failure by Lessor to notify Lessee of any defect in any attempted exercise of the foregoing option shall be deemed a waiver by Lessor of the right to insist upon Lessee's exercise of such option in strict accordance with the provisions hereof. Not less than six (6) months prior to the expiration of the Fixed Term or the Extended Term, as applicable, Lessee shall deposit one and one-half percent of the aggregate Minimum Repurchase Price of the Facilities in the applicable Purchase Group (the "Opening Deposit") with Escrow Holder. In the event that Lessee shall properly and timely exercise such option and make the Opening Deposit, then such transaction shall be consummated on or within ten (10) days after the expiration of the Fixed Term or Extended Term, as applicable (the "Outside Closing Date").
35.1.2 Notwithstanding anything to the contrary in Section 35.1.1 above, with respect to the Facility located in Fullerton, California, provided that (i) no Event of Default, or event which, with notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing hereunder, (ii) Rosewood Assisted Living, Inc., a California corporation ("Rosewood"), has exercised its option to purchase the Leased Property of the Facility pursuant to the terms of that certain Sublessee Purchase Option Agreement (the "Rosewood Option Agreement") and (iii) Lessee has paid over to Lessor when received by
Lessee and Lessor has received the initial option payment (i.e., $250,000.00) (the "Initial Rosewood Option Payment") and any additional option payments (i.e., any extension payments under that certain Sublease Agreement by and between Lessee and Rosewood (the "Rosewood Sublease")) (the "Additional Rosewood Option Payments") required to be paid to Lessee by Rosewood under the Rosewood
Option Agreement, Lessee shall have the option to purchase the Leased Property of such Facility at any time after the Restatement Date and prior to the expiration or earlier termination of the Rosewood Sublease (the "Fullerton Purchase Option Term") for a purchase price equal to Two Million Two Hundred Fifty Thousand Dollars ($2,250,000.00). Lessee may exercise such option to purchase the Leased Property of such Facility by (a) delivering written notice of Lessee's exercise of such option on or before the expiration of the Fullerton Purchase Option Term together with evidence that Rosewood has exercised its purchase option under the Rosewood Option Agreement and substantially concurrent therewith opening an Escrow with and by depositing a copy of this Lease with the Escrow Holder. If Lessee shall not be entitled to exercise such option (e.g. by reason of an Event of Default or failure of any other condition set forth above) or shall be entitled to exercise the same but shall fail to do so within the time and in the manner herein provided, such option shall lapse and thereafter not be exercisable by Lessee. No failure by Lessor to notify Lessee of any defect in any attempted exercise of the foregoing option shall be deemed a waiver by Lessor of the right to insist upon Lessee's exercise of such option in strict accordance with the provisions hereof. In the event that Lessee shall properly and timely exercise such option, then such transaction shall be consummated on or within sixty (60) days after Lessee's exercise of such option. As consideration for Lessor's grant of the purchase option to Lessee as provided in this Section 35.1.2, Lessee shall promptly pay and deliver over to Lessor as an Additional Charge under this Lease, the Initial Rosewood Option Payment and any Additional Rosewood Option Payments required to be paid to Lessee by Rosewood under the Rosewood Option Agreement. Such Initial Rosewood Option Payment and any Additional Rosewood Option Payments shall be deemed non-refundable option payments and not earnest money deposits. In the event that the Close of Escrow (as hereinafter defined) occurs with respect to the Facility located in Fullerton, California, the Initial Rosewood Option Payment and any Additional Rosewood Option Payment received by Lessor shall be applied against the purchase price for such Facility. The Initial Rosewood Option Payment and any Additional Rosewood Option Payment shall be deemed fully earned by Lessor upon receipt thereof. Accordingly, in the event that Lessee either is not entitled to exercise its purchase option or fails to exercise the same within the time and manner provided in subparagraph (b) above, or in the event that Lessee shall timely and properly exercise such option and the Close of Escrow fails to occur for any reason, the Initial Rosewood Option Payment and any Additional Rosewood Option Payment shall be retained by Lessor and neither Lessee nor Sublessee shall have any claim thereto.
35.1.3 Notwithstanding anything to the contrary in Section 35.1.1 above, with respect to the Facility located in Latrobe, PA, in addition to the Opening Deposit, on the first day of each month Lessee shall pay Three Thousand Dollars ($3,000) to Lessor during the Fixed Term as a purchase option deposit (the "Deposit"). The Deposit amounts shall bear interest at the 3-month LIBOR rate published in the Wall Street Journal as of the last business day of the calendar
                 -------------------
quarter ending immediately prior to the Restatement Date which such rate shall be reset on the last Business Day of each calendar quarter and interest shall compound on such last Business Day of each calendar quarter. If Lessee causes the lessor under the Allentown Land Lease to grant to Lessor an option to extend the Allentown Land Lease for two (2) ten (10)-year renewal periods and causes the lessors under the Pennsylvania Land Leases to execute and deliver to Lessor, for the purpose of improving the financeability of the Pennsylvania Land Leases, lease amendments substantially in the form attached as Exhibit K, subject to
                                                           ---------
such modifications thereto as may be reasonably approved by Lessor, Lessee shall no longer be required to make the Deposits and the balance in the Deposit account shall be returned to Lessee within ten (10) days after receipt thereof. Otherwise, the balance in the account shall be applied to the purchase price if Lessee exercises its purchase option under Section 35.1.1. If Lessee has not obtained the above-referenced options to extend and lease amendments and has not exercised its purchase option at the expiration of the Fixed Term, then Lessee shall forfeit the Deposit account and all accrued interest to Lessor with such amounts to be separate and apart from the treatment of any Opening Deposit.
35.1.4 With respect to the First Refusal Facilities, during the last six (6) months of the Term, as the same may have been extended ("First Refusal Period"), provided no Event of Default, or event which, with notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing hereunder, Lessee shall have a right of first refusal to purchase the Leased
Property of a Facility upon the same terms and conditions of any offer or counter offer from a third party to purchase the Leased Property of such Facility which Lessor intends to accept (or has accepted subject to Lessee's right of first refusal herein) (the "Offer"); provided, however that such first refusal option shall not apply to (a) any sale of the Leased Property of such Facility by Lessor to an Affiliate of Lessor, (b) a sale or transfer of all or substantially all of the outstanding capital stock of Lessor or a sale or transfer of all or substantially all of the assets of Lessor, in each case to a single purchaser or transferee in a single transaction or (c) a merger, consolidation or stock exchange to which Lessor is a party; and provided further, that in no event shall Lessor be required to make or provide to Lessee any representations or warranties with respect to the Leased Property of a Facility, notwithstanding the terms of any such Offer. If, during a First Refusal Period, Lessor desires to accept (or has accepted subject to Lessee's right of first refusal herein) an Offer, Lessor shall promptly notify Lessee of the same, which notice shall set forth all of the material terms and conditions of such Offer, including the purchase price for the Leased Property of the applicable Facility. Lessee shall have fifteen (15) days after receipt of such notice from Lessor within which time to exercise Lessee's right of first refusal. Lessee may exercise such right of first refusal by (i) delivering written notice to Lessor stating that Lessee unequivocally accepts the terms and conditions of the Offer applicable to Lessee as herein provided within such fifteen (15) day period and (ii) opening an escrow (the "Escrow") with a national title company reasonably acceptable to Lessor ("Escrow Holder") and depositing five percent (5%) of the purchase price (the "Opening Deposit") with Escrow Holder. If Lessee exercises its right of first refusal within the time and in the manner herein provided, then such transaction shall be consummated on or before the date specified for closing in the terms of the Offer at the price and otherwise in accordance with (A) the terms and conditions of such Offer applicable to Lessee as herein provided and (B) the provisions of Article XVIII and Section 35.2 to the extent not inconsistent therewith. If Lessee shall not exercise Lessee's right of first refusal in the manner and within the time period provided herein, Lessor shall be free for the remainder of such First Refusal Period after the expiration of said fifteen (15) day period to sell the Leased Property to any third party at a price and upon terms no less favorable to Lessor than those so offered to Lessee pursuant to the Offer. If such sale is consummated, Lessee's right of first refusal hereunder shall automatically terminate and the same shall not apply to any subsequent sale of the Leased Property or any interest therein to any subsequent purchaser or transferee. If such sale is not consummated, Lessee's right of first refusal as provided in this Section shall be reinstituted as to any subsequent sale of the Leased Property of the applicable Facility during any First Refusal Period.
35.1.5 Notwithstanding anything to the contrary in Section 35.1.4 above, with respect to each of the Facilities located in El Paso, Texas (Cambria), Walla Walla, Washington, Odessa, Texas and Boise, Idaho, Offers received at any time during the Term of such Facility shall be subject to Lessee's rights described in Section 35.1.4.
35.2     Defaults.
         --------
35.2.1     Liquidated Damages.  IF, FOLLOWING A VALID AND PROPER EXERCISE OF THE
           ------------------
     FOREGOING OPTION, LESSEE FAILS, TO COMPLETE THE PURCHASE OF THE LEASED PROPERTY AND SUCH FAILURE CONSTITUTES A BREACH HEREOF, THEN LESSOR, AT ITS OPTION, MAY TERMINATE THE PURCHASE CONTRACT FORMED BY LESSEE'S EXERCISE OF SUCH OPTION AND THE ESCROW BY GIVING WRITTEN NOTICE TO LESSEE AND ESCROW HOLDER AND, THEREUPON, THE ESCROW SHALL BE CANCELLED, ALL DOCUMENTS SHALL BE RETURNED TO THE RESPECTIVE PARTIES WHO DEPOSITED THE SAME, AND LESSEE SHALL PAY ALL TITLE AND ESCROW CANCELLATION CHARGES AND ALL OF LESSOR'S LEGAL FEES AND COSTS. IN ADDITION, LESSOR AND LESSEE AGREE THAT, BASED ON THE CIRCUMSTANCES NOW EXISTING, KNOWN OR UNKNOWN, IT WOULD BE EXCESSIVELY COSTLY AND IMPRACTICABLE TO ESTABLISH LESSOR'S DAMAGES BY REASON OF LESSEE'S DEFAULT RESULTING IN A FAILURE OF THE ESCROW TO CLOSE, AND, THEREFORE, LESSOR AND LESSEE AGREE THAT IT WOULD BE REASONABLE TO AWARD LESSOR LIQUIDATED DAMAGES IN THE AMOUNT OF THE OPENING DEPOSIT PLUS ANY ACCRUED INTEREST ON THE OPENING DEPOSIT. BY THEIR RESPECTIVE INITIALS SET FORTH BELOW, LESSOR AND LESSEE ACKNOWLEDGE AND AGREE THAT THE OPENING DEPOSIT, PLUS ANY INTEREST ACCRUED ON THE OPENING DEPOSIT, TOGETHER WITH PAYMENT OF LESSOR'S LEGAL FEES AND COSTS, IS REASONABLE AS LIQUIDATED DAMAGES FOR A DEFAULT OF LESSEE UNDER THE PURCHASE CONTRACT FORMED BY LESSEE'S EXERCISE OF SUCH OPTION THAT RESULTS IN A FAILURE OF THE ESCROW TO CLOSE AND SHALL BE IN LIEU OF ANY OTHER RELIEF, RIGHT OR REMEDY, AT LAW OR IN EQUITY, TO WHICH LESSOR MIGHT OTHERWISE BE ENTITLED BY REASON OF A LESSEE'S DEFAULT THAT RESULTS IN A FAILURE OF THE ESCROW TO CLOSE, BUT NOTHING CONTAINED HEREIN SHALL LIMIT LESSOR'S RIGHTS AND REMEDIES FOR LESSEE'S DEFAULT OCCURRING AFTER THE CLOSE OF ESCROW OR FOR LESSEE'S DEFAULT UNDER THIS LEASE. ESCROW HOLDER IS HEREBY
AUTHORIZED AND INSTRUCTED TO RELEASE THE OPENING DEPOSIT PLUS ACCRUED INTEREST THEREON TO LESSOR UPON THE DELIVERY OF UNILATERAL WRITTEN INSTRUCTIONS THEREOF TO ESCROW HOLDER BY LESSOR, AND ESCROW HOLDER IS HEREBY RELIEVED OF ALL LIABILITY THEREFOR. IF LESSEE ATTEMPTS TO INTERFERE WITH THE RELEASE OF ANY SUCH SUMS BY ESCROW HOLDER TO LESSOR, OR COMMENCES ANY ACTION AGAINST LESSOR OR THE LEASED PROPERTY ARISING OUT OF THIS ARTICLE, THEN LESSOR SHALL NOT BE LIMITED IN THE AMOUNT OF DAMAGES IT MAY RECOVER FROM LESSEE.
Lessor's  Initials:
Lessee's  Initials:
35.2.2     Other  Defaults.  A default under any other lease or other agreement,
           ---------------
including any purchase contract formed upon exercise of any other option, between Lessor or any Affiliate of Lessor and Lessee or any Affiliate of Lessee where such default is not cured within the applicable time period, if any, shall be deemed a default under this Article XXXV and the purchase contract formed upon proper exercise by Lessee of the option herein provided, entitling Lessor, as seller, at its option, to terminate such purchase contract and the Escrow and upon any such termination the Opening Deposit plus all accrued interest shall be paid over to Lessee.
35.3     Escrow  Provisions.
         -------------------
35.3.1     Opening  of  Escrow.  Escrow  shall  be  deemed open when the Opening
           -------------------
Deposit  and  a  copy  of  this  Lease  are  delivered  to  Escrow  Holder.
35.3.2     General  and Supplemental Instructions.  Lessee and Lessor each shall
           --------------------------------------
execute, deliver and be bound by such further escrow instructions or other instruments as may be reasonably requested by the other party or by Escrow Holder from time to time, so long as the same are consistent with the provisions of this Lease.
35.3.3     Disposition  of  Opening  Deposits.  Escrow  Holder  shall  hold  the
           ----------------------------------
Opening  Deposit  in  interest-bearing  accounts.  All  interest  earned  on the
Opening Deposit shall accrue to Lessee's benefit unless Lessor is entitled thereto under Section 35.2.1. The Opening Deposit plus interest thereon shall be
(i)  applied against the purchase price (as herein determined) if Escrow closes,
(ii)  returned  to  Lessee in full if Escrow does not close for any reason other than Lessee's default, or (iii) be paid to Lessor as nonrefundable liquidated damages under Section 35.2.1, if Escrow fails to close under the provisions of hereof as a result of Lessee's default.
35.3.4     Closing  Funds.  At  least  one  (1) business day before the Close of
           --------------
Escrow, Escrow Holder shall calculate and Lessee shall wire cash into Escrow (using wiring instructions reasonably satisfactory to Escrow Holder) in an amount which, when added to the Opening Deposit and all accrued interest shall equal the purchase price for the applicable portion of the Leased Property plus any other sums payable by Lessee pursuant to the provisions hereof.
35.3.5     Close  of  Escrow.  Escrow  shall  close on the Outside Closing Date.
           -----------------
The term "Close of Escrow" as used in this Article shall mean the time and date that an appropriate deed or other conveyance document conveying Lessor's entire interest in the Leased Property, subject to the permitted liens and encumbrances described in Article XVIII hereof, is recorded in appropriate records of the county in which the Leased Property is located. The Outside Closing Date shall not be extended for any reason.
35.3.6     Closing Costs.  The closing costs of consummating the purchase of the
           -------------
Leased  Property  shall  be  paid  by  Lessee  as  provided  in  Article  XVIII.
35.3.7     Assurances.  At any time prior to Close of Escrow, Lessor may request
           ----------
and Lessee shall provide reasonable assurances that it will be able to consummate the purchase of the Leased Property, including that Lessee has a firm, written commitment from a reputable lending institution to finance such purchase and/or has sufficient liquidity to pay any balance of the purchase price owing by Lessee on the date of the Close of Escrow; provided, however, that in no event shall Lessee be entitled to exercise such option conditioned upon  Lessee  obtaining  any  such  financing.
35.4     Lessor's  Option  to  Purchase  Lessee's  Personal  Property
         ------------------------------------------------------------
     . Effective on not less than ninety (90) days prior written notice, or such shorter notice as shall be appropriate if this Lease is terminated prior to its expiration date, Lessor shall have the option to purchase some or all of Lessee's Personal Property, at the expiration or termination of this Lease, for an amount equal to the then net book value thereof as shown on Lessee's books, subject to, and with appropriate price adjustments for, all equipment leases, conditional sale contracts, UCC-1 financing statements and other encumbrances to which such personal property is subject.
ARTICLE  XXXVI.
---------------
36.1     Lessor  May  Grant  Liens
         -------------------------
     . Without the consent of Lessee, Lessor may, from time to time, directly or indirectly, create or otherwise cause to exist any lien, encumbrance or title retention agreement upon the Leased Property, or any portion thereof or interest therein, whether to secure any borrowing or other means of financing or refinancing. This Lease is and at all times shall be subject and subordinate to any ground or underlying leases, mortgages, trust deeds or like encumbrances (collectively, "Priority Encumbrances"), which may now or hereafter affect the Leased Property and to all renewals, modifications, consolidations, replacements and extensions of any such lease, mortgage, trust deed or like encumbrance;
provided,  however,  that  the  subjection  and  subordination of this Lease and
    --------------
Lessee's  leasehold  interest  hereunder  to  any  Priority Encumbrance shall be
    -
conditioned  upon  the  execution by the holder of each Priority Encumbrance and
    -
delivery to Lessee of a nondisturbance and attornment agreement which provides that so long as no default has occurred and is continuing beyond the period of time allowed for the remedy thereof under the terms of this Lease, the holder of such Priority Encumbrance (i) shall not disturb either Lessee's leasehold interest or possession of the Leased Property in accordance with the terms hereof, or any of its rights, privileges and options, (ii) shall permit application of all proceeds of insurance and all Awards and payments in connection with the taking of all or any portion of the Leased Property in accordance with the provisions of Articles XIV and XV of this Lease, (iii) waives all Priority Encumbrance rights or interests in any of Lessee's Personal Property, and (iv) shall execute a release of such rights, privileges, options and all liens and claims that the holder of such Priority Encumbrance may have in the Leased Property upon payment of the purchase price therefor in the event Lessee exercises any of its options or rights to purchase the Leased Property provided in this Lease. In connection with the foregoing and at the request of Lessor, Lessee shall promptly execute a reasonable subordination, nondisturbance and attornment agreement which will incorporate the terms set forth in the preceding sentence. Except for the documents described in the preceding sentences, this clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee or beneficiary, affecting any lease or the Leased Property. In confirmation of such subordination, Lessee shall execute promptly any certificate that Lessor may request for such purposes.
36.2     Attornment
         ----------
     . If Lessor's interest in the Leased Property is sold or conveyed upon the exercise of any remedy provided for in any Facility Mortgage, or otherwise by operation of law: (i) at the new owner's option, Lessee shall attorn to and recognize the new owner as Lessee's Lessor under this Lease or enter into a new lease substantially in the form of this Lease with the new owner, and Lessee shall take such actions to confirm the foregoing within ten (10) days after request; and (ii) the new owner shall not be (a) liable for any act or omission of Lessor under this Lease occurring prior to such sale or conveyance, or (b) subject to any offset, abatement or reduction of rent because of any default of Lessor under this Lease occurring prior to such sale or conveyance.
ARTICLE  XXXVII.
----------------
37.1     Hazardous  Substances
         ---------------------
     . Lessee shall not allow any Hazardous Substance to be located in, on, under or about the Leased Property or incorporated in any Facility; provided, however, that Hazardous Substances may be brought, kept, used or disposed of in, on or about the Leased Property in quantities and for purposes similar to those brought, kept, used or disposed of in, on or about similar facilities used for purposes similar to the Primary Intended Use or in connection with the construction of facilities similar to the applicable Facility and which are brought, kept, used and disposed of in strict compliance with Legal Requirements. Lessee shall not allow the Leased Property to be used as a waste disposal site or for the manufacturing, handling, storage, distribution or disposal  of  any  Hazardous  Substance.
37.2     Notices
         -------
     . Lessee shall provide to Lessor promptly, and in any event immediately upon Lessee's receipt thereof, a copy of any notice, or notification with respect to, (i) any violation of a Legal Requirement relating to Hazardous Substances located in, on, or under the Leased Property or any adjacent property; (ii) any enforcement, cleanup, removal, or other governmental or regulatory action instituted, completed or threatened with respect to the Leased Property; (iii) any claim made or threatened by any Person against Lessee or the Leased Property relating to damage, contribution, cost recovery, compensation, loss, or injury resulting from or claimed to result from any Hazardous Substance; and (iv) any reports made to any federal, state or local environmental  agency  arising  out  of  or  in  connection  with  any Hazardous
Substance in, on, under or removed from the Leased Property, including any complaints, notices, warnings or asserted violations in connection therewith.
37.3     Remediation
         -----------
     . If Lessee becomes aware of a violation of any Legal Requirement relating to any Hazardous Substance in, on, under or about the Leased Property or any adjacent property, or if Lessee, Lessor or the Leased Property becomes subject to any order of any federal, state or local agency to repair, close, detoxify, decontaminate or otherwise remediate the Leased Property, Lessee shall immediately notify Lessor of such event and, at its sole cost and expense, cure such violation or effect such repair, closure, detoxification, decontamination or other remediation. If Lessee fails to implement and diligently pursue any such cure, repair, closure, detoxification, decontamination or other remediation, Lessor shall have the right, but not the obligation, to carry out such action and to recover from Lessee all of Lessor's costs and expenses incurred in connection therewith.
37.4     Indemnity
         ---------
     . Lessee shall indemnify, defend, protect, save, hold harmless, and reimburse Lessor for, from and against any and all costs, losses (including, losses of use or economic benefit or diminution in value), liabilities, damages, assessments, lawsuits, deficiencies, demands, claims and expenses (collectively, "Environmental Costs") (whether or not arising out of third-party claims and regardless of whether liability without fault is imposed, or sought to be imposed, on Lessor) incurred in connection with, arising out of, resulting from or incident to, directly or indirectly, before or during (but not after) the Term or such portion thereof during which the Leased Property is leased to Lessee (i) the production, use, generation, storage, treatment, transporting, disposal, discharge, release or other handling or disposition of any Hazardous Substances from, in, on or about the Leased Property (collectively, "Handling"), including the effects of such Handling of any Hazardous Substances on any Person or property within or outside the boundaries of the Leased Property, (ii) the presence of any Hazardous Substances in, on, under or about the Leased Property and (iii) the violation of any Environmental Law. "Environmental Costs" include interest, costs of response, removal, remedial action, containment, cleanup, investigation, design, engineering and construction, damages (including actual, consequential and punitive damages) for personal injuries and for injury to, destruction of or loss of property or natural resources, relocation or replacement costs, penalties, fines, charges or expenses, attorney's fees, expert fees, consultation fees, and court costs, and all amounts paid in investigating, defending or settling any of the foregoing.
Without limiting the scope or generality of the foregoing, Lessee expressly agrees to reimburse Lessor for any and all costs and expenses incurred by Lessor in connection with, arising out of, resulting from or incident to, directly or indirectly, before or during (but not after) the Term or such portion thereof during which the Leased Property is leased to Lessee of the following:
(a) In investigating any and all matters relating to the Handling of any Hazardous Substances, in, on, from, under or about the Leased Property;
(b) In bringing the Leased Property into compliance with all Legal Requirements; and
(c) Removing, treating, storing, transporting, cleaning-up and/or disposing of any Hazardous Substances used, stored, generated, released or disposed of in, on, from, under or about the Leased Property or off-site.
     If any claim is made by Lessor for reimbursement for Environmental Costs incurred by it hereunder, Lessee agrees to pay such claim promptly, and in any event to pay such claim within thirty (30) calendar days after receipt by Lessee of notice thereof. If any such claim is not so paid and Lessor is ultimately found or agrees to be responsible therefore, Lessee agrees also to pay interest on the amount paid from the date of the first notice of such claim, at the Overdue Rate.
37.5     Environmental  Inspection
         -------------------------
     . Lessor shall have the right, from time to time, during normal business hours and upon not less than five (5) days written notice to Lessee, except in the case of an emergency in which event no notice shall be required, to conduct an inspection of the Leased Property to determine the existence or presence of Hazardous Substances on or about the Leased Property. Lessor shall have the right to enter and inspect the Leased Property, conduct any testing, sampling and analyses it deems necessary and shall have the right to inspect materials brought into the Leased Property. Lessor may, in its discretion, retain such experts to conduct the inspection, perform the tests referred to herein, and to prepare a written report in connection therewith. All costs and expenses incurred by Lessor under this Section shall be paid on demand as Additional Charges by Lessee to Lessor. Failure to conduct an environmental inspection or to detect unfavorable conditions if such inspection is conducted shall in no fashion be intended as a release of any liability for environmental conditions subsequently determined to be associated with or to have occurred during Lessee's tenancy. Lessee shall remain liable for any environmental condition related to or having occurred during its tenancy regardless of when such conditions are discovered and regardless of whether or not Lessor conducts an environmental inspection at the termination of the Lease. The obligations set forth in this Article shall survive the expiration or earlier termination of the Lease.
ARTICLE  XXXVIII.
-----------------
38.1     Memorandum  of  Lease
         ---------------------
     . Lessor and Lessee shall, promptly upon the request of either, enter into one or more short form memoranda of this Lease, in form suitable for recording under the laws of the State. Lessee shall pay all costs and expenses of recording any such memorandum and shall fully cooperate with Lessor in removing from record any such memorandum upon the expiration or earlier termination of the Term with respect to the applicable Facility.
ARTICLE  XXXIX.
---------------
39.1     Sale  of  Assets
         ----------------
     . Notwithstanding any other provision of this Lease, Lessor shall not be required to (i) sell or transfer the Leased Property, or any portion thereof, which is a real estate asset as defined in Section 856(c)(5)(B), or functionally equivalent successor provision, of the Code, to Lessee if Lessor's counsel advises Lessor that such sale or transfer may not be a sale of property described in Section 857(b)(6)(C), or functionally equivalent successor provision, of the Code or (ii) sell or transfer the Leased Property, or any portion thereof, to Lessee if Lessor's counsel advises Lessor that such sale or transfer could result in an unacceptable amount of gross income for purposes of the ninety five percent (95 %) gross income test contained in Section 856(c)(2), or functionally equivalent successor provision, of the Code. If Lessee has the obligation to purchase the property pursuant to the terms herein, and if Lessor determines not to sell such property pursuant to the above sentence, then Lessee shall purchase such property, upon and subject to all applicable terms and conditions set forth in this Lease, including the provisions of Article XXXV, at such time as the transaction, upon the advice of Lessor's counsel, would be a sale of property (to the extent the Leased Property is a real estate asset) described in Section 857(b)(6)(C), or functionally equivalent successor provision, of the Code, and would not result in an unacceptable amount of gross income for purposes of the ninety five percent (95%) gross income test contained in Section 856(c)(2), or functionally equivalent successor provision of the Code and until such time Lessee shall lease the Leased Property from Lessor at the Fair Market Rental determined in accordance with Article XXXIV; provided, however, that if Lessee's obligation to purchase arises pursuant to Section 16.5, and if the events giving rise to the Event of Default for which Lessor exercised its right to put the Leased Property to Lessee pursuant to Section
16.5  has  been  cured  prior  to  the time Lessor determines to sell the Leased
Property,  then  this  Lease  shall continue in full force and effect as if such
Event of Default had not occurred. If Lessee has the right to purchase the property pursuant to the terms herein, and if Lessor determines not to sell such property pursuant to the above sentence, Lessee's right, if any, to purchase any or all of such property shall, upon notice to Lessor that Lessee intends to continue such right, continue and be exercisable, upon and subject to all applicable terms and conditions set forth in this Lease, including the provisions of Article XXXV, at such time as the transaction, upon the advice of Lessor's counsel, would be a sale of property (to the extent the Leased Property is a real estate asset) described in Section 857(b)(6)(C), or functionally equivalent successor provision, of the Code, and would not result in an unacceptable amount of gross income for purposes of the ninety five percent
(95%) gross income test contained in Section 856(c)(2), or functionally equivalent successor provision of the Code and until such time Lessee shall lease the Leased Property from Lessor at the Fair Market Rental determined in accordance with Article XXXIV.
ARTICLE  XL.
------------
40.1     Subdivision
         -----------
     . If the Land is in excess of that which is required to operate the Facilities in accordance with the Primary Intended Use, Lessor may subdivide the Land and amend this Lease and the legal description attached hereto as Exhibit A
                                                                       ---------
such that the Land contains only so much of the Land as is necessary to operate each Facility in accordance with its Primary Intended Use. If Lessor subdivides the Land, Lessee shall have the right to an appropriate abatement of Rent payable and of the purchase price payable in the event that Lessee exercises its option to purchase the Leased Property pursuant to Article XXXV and the right to reasonably adjust any other obligations of either party accordingly. After any such subdivision Lessee shall have no rights to any land which is no longer part of the Leased Property and Lessor may sell, lease or develop any land which is no longer part of the Leased Property, provided that Lessor may not use such land for the operation of a facility providing adult congregate care and assisted living services, and provided further that Lessor may not sell or lease such land to a third party that Lessor knows intends to use such land for the development of a facility providing adult congregate care and assisted living services. If Lessor elects to subdivide the Land Lessee shall cooperate with Lessor and take all actions reasonably requested by Lessor to effect such subdivision.
ARTICLE  XLI.
-------------
41.1     Authority
         ---------
     . If Lessee is a corporation, trust, or partnership, Lessee, and each individual executing this Lease on behalf of Lessee, represent and warrant that each is duly authorized to execute and deliver this Lease on behalf of Lessee and shall within thirty (30) days after execution of this Lease deliver to Lessor evidence of such authority satisfactory to Lessor.
ARTICLE  XLII.
--------------
42.1     Attorneys'  Fees
         ----------------
     . If Lessor or Lessee brings an action or other proceeding against the other to enforce any of the terms, covenants or conditions hereof or any instrument executed pursuant to this Lease, or by reason of any breach or default hereunder or thereunder, the party prevailing in any such action or proceeding and any appeal thereupon shall be paid all of its costs and reasonable outside attorneys' fees incurred therein. In addition to the foregoing and other provisions of this Lease that specifically require Lessee to reimburse, pay or indemnify against Lessor's attorneys' fees, Lessee shall pay, as Additional Charges, all of Lessor's reasonable outside attorneys' fees incurred in connection with the administration or enforcement of this Lease, including attorneys' fees incurred in connection with Lessee's exercise of its option to purchase the Leased Property or the renewal of this Lease for any Extended Term, the review of any letters of credit, the review, negotiation or documentation of any subletting, assignment, or management arrangement or any consent requested in connection therewith, and the collection of past due Rent.
ARTICLE  XLIII.
---------------
43.1     Brokers
         -------
     . Lessee warrants that it has not had any contact or dealings with any Person or real estate broker which would give rise to the payment of any fee or brokerage commission in connection with this Lease, and Lessee shall indemnify, protect, hold harmless and defend Lessor from and against any liability with respect to any fee or brokerage commission arising out of any act or omission of Lessee. Lessor warrants that it has not had any contact or dealings with any Person or real estate broker which would give rise to the payment of any fee or brokerage commission in connection with this Lease, and Lessor shall indemnify, protect, hold harmless and defend Lessee from and against any liability with respect to any fee or brokerage commission arising out of any act or omission of Lessor.
ARTICLE  XLIV.
--------------
44.1     Miscellaneous.
         --------------
44.1.1     Survival
           --------
     .  Anything  contained  in  this Lease to the contrary notwithstanding, all claims against, and liabilities and indemnities of, Lessee or Lessor arising prior to the expiration or earlier termination of the Term shall survive such expiration or termination.
44.1.2     Severability
           ------------
     . If any term or provision of this Lease or any application thereof shall be held invalid or unenforceable, the remainder of this Lease and any other application of such term or provision shall not be affected thereby.
44.1.3     Non-Recourse
           ------------
     . Lessee specifically agrees to look solely to the Leased Property for recovery of any judgment from Lessor. It is specifically agreed that no constituent partner in Lessor or officer or employee of Lessor shall ever be personally liable for any such judgment or for the payment of any monetary obligation to Lessee. The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Lessee might otherwise have to obtain injunctive relief against Lessor, or any action not involving the personal liability of Lessor. Furthermore, except as otherwise expressly provided herein, in no event shall Lessor ever be liable to Lessee for any indirect or consequential damages suffered by Lessee from whatever cause.
44.1.4     Licenses
           --------
     . Upon the expiration or earlier termination of the Term, Lessee shall use its best efforts to transfer to Lessor or Lessor's nominee and shall cooperate with Lessor or Lessor's designee or nominee in connection with the processing by Lessor or Lessor's designee or nominee of any applications for all licenses, operating permits and other governmental authorization, all contracts, including contracts with governmental or quasi-governmental entities, business records, data, patient and resident records, and patient and resident trust accounts, which may be necessary or useful for the operation of the applicable Facility; provided that the costs and expenses of any such transfer or the processing of any such application shall be paid by Lessor or Lessor's designee or nominee. Lessee shall not commit any act or be remiss in the undertaking of any act that would jeopardize the licensure or certification of such Facility, and Lessee shall comply with all requests for an orderly transfer of the same upon the expiration or early termination of the Term. In addition, upon request, Lessee shall promptly deliver copies of all books and records relating to the Leased Property and its operation to Lessor or Lessor's designee or nominee but Lessee shall not be required to deliver corporate financial records or proprietary materials. Lessee shall indemnify, defend, protect and hold harmless Lessor from and against any loss, damage, cost or expense incurred by Lessor or Lessor's designee or nominee in connection with the correction of any and all deficiencies of a physical nature identified by any governmental authority responsible for licensing the Leased Property in the course of any change of ownership inspection and audit and previously identified during the Term by such governmental authority.
44.1.5     Successors  and  Assigns
           ------------------------
     . This Lease shall be binding upon Lessor and its successors and assigns and, subject to the provisions of Article XXIV, upon Lessee and its successors and assigns.
44.1.6     Governing  Law
           --------------
     . THIS LEASE WAS NEGOTIATED IN THE STATE OF CALIFORNIA, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY. ACCORDINGLY, IN ALL RESPECTS THIS LEASE (AND ANY AGREEMENT FORMED PURSUANT TO THE TERMS HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (WITHOUT REGARD OF PRINCIPLES OR CONFLICTS OF LAW) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT THAT ALL PROVISIONS HEREOF RELATING TO THE CREATION OF THE LEASEHOLD ESTATE AND ALL REMEDIES SET FORTH IN ARTICLE XVI RELATING TO RECOVERY OF POSSESSION OF THE LEASED PROPERTY OF ANY FACILITY (SUCH AS AN ACTION FOR UNLAWFUL DETAINER OR OTHER SIMILAR ACTION) SHALL BE CONSTRUED AND ENFORCED ACCORDING TO, AND GOVERNED BY, THE LAWS OF THE STATE IN WHICH THE LEASED PROPERTY OF SUCH FACILITY IS LOCATED.
44.1.7     Waiver  of  Trial  by  Jury
           ---------------------------
     .  EACH  OF  LESSOR  AND  LESSEE ACKNOWLEDGES THAT IT HAS HAD THE ADVICE OF
COUNSEL OF ITS CHOICE WITH RESPECT TO ITS RIGHTS TO TRIAL BY JURY UNDER THE CONSTITUTION OF THE UNITED STATES AND THE STATE. EACH OF LESSOR AND LESSEE HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS LEASE (OR ANY AGREEMENT FORMED PURSUANT TO THE TERMS HEREOF) OR (ii) IN ANY MANNER CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF LESSOR AND LESSEE WITH RESPECT TO TIES LEASE (OR ANY AGREEMENT FORMED PURSUANT TO THE TERMS HEREOF) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE
TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREINAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; EACH OF LESSOR AND LESSEE HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY, AND THAT EITHER PARTY MAY FILE A COPY OF THIS SECTION WITH ANY COURT AS CONCLUSIVE EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.
LESSOR'S  INITIALS:
LESSEE'S  INITIALS:
44.1.8     Reserved
           --------
     .
44.1.9     Entire  Agreement
           -----------------
     . This Lease and the Exhibits hereto constitutes the entire agreement of the parties with respect to the subject matter hereof, and may not be changed or modified except by an agreement in writing signed by the parties. Lessor and Lessee hereby agree that all prior or contemporaneous oral understandings, agreements or negotiations relative to the leasing of the Leased Property are merged into and revoked by this Lease. Without limiting the generality of the foregoing, any schedules, abstracts of Original Leases and any other materials prepared in connection with this Lease or the Original Leases are hereby merged into and revoked by this Lease.
44.1.10     Headings
            --------
     . All titles and headings to sections, subsections, paragraphs or other divisions of this Lease are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other contents of such sections, subsections, paragraphs or other divisions, such other content being controlling as to the agreement among the parties hereto.
44.1.11     Counterparts
            ------------
     . This Lease may be executed in any number of counterparts, each of which shall be a valid and binding original, but all of which together shall constitute one and the same instrument.
44.1.12     Joint  and  Several
            -------------------
     . If more than one Person is the Lessee under this Lease, the liability of such Persons under this Lease shall be joint and several.
44.1.13     Interpretation
             -------------
     . Both Lessor and Lessee have been represented by counsel and this Lease and every provision hereof has been freely and fairly negotiated. Consequently, all provisions of this Lease shall be interpreted according to their fair meaning and shall not be strictly construed against any party.
44.1.14     Time  of  Essence
            -----------------
     . Time is of the essence of this Lease and each provision hereof in which time of performance is established.
44.1.15     Further  Assurances
            -------------------
     . The parties' agree to promptly sign all documents reasonably requested to give effect to the provisions of this Lease.
ARTICLE  XLV.
-------------
45.1     Restatement  of  Original  Leases
         ---------------------------------
     . This Lease amends, consolidates and restates in their entirety the Original Leases, and, to the extent applicable, shall constitute an assignment by each lessee under the Original Leases to all parties constituting "Lessee" hereunder, jointly and severally. Lessor and Lessee acknowledge and agree that from and after the Restatement Date, Lessee shall occupy the Leased Property of each Facility pursuant to the Original Leases, as amended, consolidated and restated by this Lease. Notwithstanding the foregoing amendment, consolidation and restatement of the Original Leases, the following obligations of Lessee under the Original Leases, prior to amendment hereby, shall be preserved and continue subsequent to such termination:
(a) The applicable "Lessee" under each Original Lease shall remain responsible for and shall indemnify and hold Lessor harmless from and against any and all claims, liabilities, damages, actions and causes of action, costs and expenses, including attorneys' fees, for which such Person is responsible pursuant to the Original Leases and which accrue or have accrued on or before the Restatement Date.
(b) The applicable "Lessee" under each Original Lease shall remain responsible for all obligations of the lessee under each applicable Original Lease which have accrued on or before the Restatement Date until full and complete payment and/or performance of the same.
ARTICLE  XLVI.
--------------
46.1     Provisions  Relating  to  Master  Lease
         ---------------------------------------
     . Lessor and Lessee hereby acknowledge and agree that, except as otherwise expressly provided herein to the contrary, this Lease is and the parties intend the same for all purposes to be treated as a single, integrated and indivisible agreement. Lessor and Lessee acknowledge their desire to amend the terms and conditions of the Original Leases by executing this Master Lease, thereby covering all of the Facilities in a single, integrated and indivisible agreement.

IN WITNESS WHEREOF, the parties have caused this Lease to be executed and attested by their respective officers thereunto duly authorized.

"Lessor"
HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation


By:     /s/  Arthur  G.  Sundby
        -----------------------
Name:  Arthur  G.  Sundby
Title:   Vice  President



HCPI  TRUST,
a  Maryland  real  estate  trust


By:     /s/  Arthur  G.  Sundby
        -----------------------
Name:  Arthur  G.  Sundby
Title:   Vice  President

TEXAS  HCP  HOLDING,  L.P.,
a  Delaware  limited  partnership

By:     Texas  HCP  G.P.,  Inc.,
     a  Delaware  corporation,
     its  general  partner
By:     /s/  Arthur  G.  Sundby
        -----------------------
Name:  Arthur  G.  Sundby
Title:   Vice  President

"Lessee"
EMERITUS  CORPORATION,
a  Washington  corporation

By:     /s/  Raymond  R.  Brandstrom
        ----------------------------
Name:  Raymond  R.  Brandstrom
Title:      CFO

ESC  III,  L.P.,
a  Washington  limited  partnership
d.b.a.  Texas  -  ESC  III,  L.P.
By:     ESC  G.P.  II,  Inc.,
     a  Washington  corporation,
     its  general  partner
By:  /s/  Raymond  R.  Brandstrom
    ----------------------------
Name:  Raymond  R.  Brandstrom
Title:      CFO

------
                                      A-23
                                       A-1

                                   EXHIBIT A-1
                                   -----------
                               Description of Land
                          Allentown, PA (Green Meadows)
                          -----------------------------

                                   EXHIBIT A-2
                                   -----------

                               Description of Land
                             Boise, ID (Summerwind)
                             ----------------------

                                   EXHIBIT A-3
                                   -----------
                               Description of Land
                            Dover, DE (Green Meadows)
                            -------------------------

                                   EXHIBIT A-4
                                   -----------

                               Description of Land
                     Latrobe, PA (Green Meadows of Latrobe)
                     --------------------------------------

                                   EXHIBIT A-5
                                   -----------

                               Description of Land
                        Easley, SC (Countryside Village)
                        --------------------------------

                                   EXHIBIT A-6
                                   -----------
                               Description of Land
                            Easley, SC (Summit Place)
                            -------------------------

                                   EXHIBIT A-7
                                   -----------
                               Description of Land
                            Fullerton, CA (Rosewood)
                            ------------------------

                                   EXHIBIT A-8
                                   -----------
                               Description of Land
                       Hendersonville, NC (Heritage Lodge)
                       -----------------------------------

                                   EXHIBIT A-9
                                   -----------
                               Description of Land
                         Hendersonville, NC (Pine Park)
                         ------------------------------

                                  EXHIBIT A-10
                                  ------------
                               Description of Land
                            Spartanburg, SC (Skylyn)
                            ------------------------

                                  EXHIBIT A-11
                                  ------------
                               Description of Land
                             El Paso, TX (Palisades)
                             -----------------------

                                  EXHIBIT A-12
                                  ------------
                               Description of Land
                          San Antonio, TX (Amber Oaks)
                          ----------------------------

                                  EXHIBIT A-13
                                  ------------
                               Description of Land
                                 San Marcos, TX
                                 --------------

                                  EXHIBIT A-14
                                  ------------
                               Description of Land
                              El Paso, TX (Cambria)
                              ---------------------

                                  EXHIBIT A-15
                                  ------------
                               Description of Land
                           Odessa, TX (Sherwood Place)
                           ---------------------------

                                  EXHIBIT A-16
                                  ------------
                               Description of Land
                        Walla Walla, WA (Garrison Creek)
                        --------------------------------

                                  EXHIBIT A-17
                                  ------------
                               Description of Land
                                   Everett, WA
                                   -----------

                                  EXHIBIT A-18
                                  ------------
                               Description of Land
                                   Phoenix, AZ
                                   -----------

                                  EXHIBIT A-19
                                  ------------
                               Description of Land
                           Renton, WA (Renton Villas)
                           --------------------------

                                  EXHIBIT A-20
                                  ------------
                               Description of Land
                                  Voorhees, NJ
                                  ------------

                                  EXHIBIT A-21
                                  ------------
                               Description of Land
                                   Biloxi, MS
                                   ----------

                                  EXHIBIT A-22
                                  ------------
                               Description of Land
                                   Auburn, CA
                                   ----------

                                  EXHIBIT A-23
                                  ------------
                               Description of Land
                        San Antonio, TX (Hamilton House)
                        --------------------------------

------

                                       B-1

                                   EXHIBIT B-1
                                   -----------
                       List of Lessor's Personal Property
         With Respect to Each Facility Other Than The Group 2 Facilities
         ---------------------------------------------------------------
     All furniture, equipment, and tangible personal property, including but not limited to the following: all fabrics, beds, mattresses, credenzas, desks, mirrors, framed pictures, prints, art work, tables, chairs, lamps, luggage racks, draperies, bed spreads, sofas, nightstands, activity tables, stools, shower curtains and hooks, registration equipment, planters, coat racks, ceiling fans, memo holders, podiums, stands, window blinds, wastebaskets, copy machines, file cabinets, typewriters, trash cans, safes, lockers, washers, dryers, towels, washcloths, linens, blankets, mattress pads, pillows, laundry carts, maid carts, vacuum cleaners, hand trucks, medical carts, time clocks, clothes hangers, ice machines, locksetters and equipment, ice bins, blenders, moveable coolers, beverage dispensers, glass racks, syrup tanks, cash registers, coffee machines, ranges, fryers, broilers, griddles, hot plates, warmers, toasters, waffle irons, soup wells, microwaves, heat lamps, timers, dishwashers, coffee grinders, steamers, ovens, smallwares, china, silverware, glasses, t.v. sets, and supplies of every type and nature now or hereafter used in the Facility and all increases, substitutions, replacements, additions and accessions to any such, of every type, and any certificate of occupancy and architectural drawings with respect to the Facility; excluding, however, other intangible personal property relating to the trade or business operated on the Facility, including operating licenses and good will, and any inventory or vehicles relating to the trade or business operated on the Facility.

                                   EXHIBIT B-2
                       List of Lessor's Personal Property
                     With Respect to The Group 2 Facilities
                     --------------------------------------
          All Personal Property owned by Lessor and in, on or about the Leased Property as of the Restatement Date.

                                    EXHIBIT C
                                    ---------

              DESCRIPTION OF FACILITIES AND CERTAIN MATERIAL TERMS
              ----------------------------------------------------

                               GROUP 1 FACILITIES

   FACILITY     MONTHLY ALLOCATED MINIMUM RENT     ALLOCATED INITIAL INVESTMENT
   --------     ------------------------------     ----------------------------
LEASE YEAR REFERENCE DATE     BASE GROSS REVENUES     CPI RENT AS OF RESTATEMENT
-------------------------     -------------------     --------------------------
     DATE     APPLICABLE % FOR PERCENTAGE RENT     CPI PERCENTAGE CAP     CPI
     ----     --------------------------------     ------------------     ---
             PERCENTAGE FLOOR     EXPIRATION DATE     EXTENDED TERM
             ----   ---------     ---------------     -------------
Allentown,  PA1,6,8,9,  17     $46,093.58     $4,994,406     November  1
--------------------------     ----------     ----------     -----------
$1,942,466     $49,598     10%     1.75%     0%     October  31,  2007     Three
----------     -------     ---     -----     --     ------------------     -----
five  (5)  year  terms
----------------------
Dover,  DE1,6,9,  17     $31,249.67     $4,525,000     November 1     $1,458,261
--------------------     ----------     ----------     ----------     ----------
$34,114     10%     1.75%     0%     October  31,  2007     Three  five (5) year
-------     ---     -----     --     ------------------     --------------------
terms
-----
Latrobe,  PA1,6,8,9,  17     $66,751.67     $9,055,653     November  1
------------------------     ----------     ----------     -----------
$2,394,700     $71,259     10%     1.75%     0%     October  31,  2007     Three
----------     -------     ---     -----     --     ------------------     -----
five  (5)  year  terms
----------------------
Easley, SC (Countryside)1,6,12, 19     $75,451.84     $10,088,151     February 1
----------------------------------     ----------     -----------     ----------
$3,910,786     $71,778     10%     1.75%     0%     January  31,  2011     Three
----------     -------     ---     -----     --     ------------------     -----
five  (5)  year  terms
----------------------
Easley,  SC (Summit Place)1,6,12,19     $30,652.31     $3,499,328     February 1
-----------------------------------     ----------     ----------     ----------
  $1,082,692     $29,238     10%     1.75%     0%     January 31, 2011     Three
  ----------     -------     ---     -----     --     ----------------     -----
                               five (5) year terms
                               -------------------
Hendersonville,  NC  (Heritage  Lodge)1,6,12,19     $17,291.05     $1,933,562
-----------------------------------------------     ----------     ----------
   February 1     $568,067     $16,754     10%     1.75%     0%     January 31,
   ----------     --------     -------     ---     -----     --     -----------
                       2011     Three five (5) year terms
                       ----     -------------------------
Hendersonville,  NC  (Pine  Park)1,6,12,  19     $61,304.62     $8,219,742
--------------------------------------------     ----------     ----------
February  1     $2,160,318     $59,520     10%     1.75%     0%     January  31,
-----------     ----------     -------     ---     -----     --     ------------
2011     Three  five  (5)  year  terms
----     -----------------------------
Spartanburg,  SC1,6,12,19     $136,027.11     $18,296,692     February  1
-------------------------     -----------     -----------     -----------
$5,839,730     $129,403     10%     1.75%     0%     January  31, 2011     Three
----------     --------     ---     -----     --     -----------------     -----
five  (5)  year  terms
----------------------
El  Paso,  TX  (Palisades)1,6,11,  18     $66,693.00     $8,520,398     April  1
-------------------------------------     ----------     ----------     --------
$2,385,076     $61,542     5%     1.5%     0%     March  31, 2012     Three five
----------     -------     --     ----     --     ---------------     ----------
(5)  year  terms
----------------
   FACILITY     MONTHLY ALLOCATED MINIMUM RENT     ALLOCATED INITIAL INVESTMENT
   --------     ------------------------------     ----------------------------
LEASE YEAR REFERENCE DATE     BASE GROSS REVENUES     CPI RENT AS OF RESTATEMENT
-------------------------     -------------------     --------------------------
     DATE     APPLICABLE % FOR PERCENTAGE RENT     CPI PERCENTAGE CAP     CPI
     ----     --------------------------------     ------------------     ---
             PERCENTAGE FLOOR     EXPIRATION DATE     EXTENDED TERM
             ----   ---------     ---------------     -------------
San  Antonio, TX(Amber Oaks)1,6,11, 18     $74,503.00     $9,606,452     April 1
--------------------------------------     ----------     ----------     -------
$1,964,084     $69,496     5%     1.5%     0%     March  31, 2012     Three five
----------     -------     --     ----     --     ---------------     ----------
(5)  year  terms
----------------
San  Marcos,  TX1,6,11,  18     $39,998.00     $3,758,493     April  1
---------------------------     ----------     ----------     --------
$1,476,210     $37,482     5%     1.5%     0%     March  31, 2012     Three five
----------     -------     --     ----     --     ---------------     ----------
(5)  year  terms
----------------
     Continuing to and until the later of (i) the Fixed Term Expiration Date and
(ii)  the  Fullerton  Closing  Date,  if at all, Lessee shall pay the following:

     2002-$43,357
     2003-$42,977
     2004-$42,107
     2005-$42,416
     2006-$42,731
     2007-$43,051
     2008-$43,376
     2009-$43,707
     2010-$44,044
     2011-$44,387
     2012-$44,736
     2013-$45,091
     2014-$45,452
     2015-$45,820

     Commencing upon the Fullerton Closing Date, if at all, and continuing for the balance of the Fixed Term, Lessee shall pay the following:
     2002-2015:  $39,169
  Everett, WA1,7,10          $3,687,578     January 1     $1,375,676     $30,630
  -----------------          ----------     ---------     ----------     -------
10%     1.75%     0%     December  31,  2015     Three  five  (5)  year  terms
---     -----     --     -------------------     -----------------------------

   FACILITY     MONTHLY ALLOCATED MINIMUM RENT     ALLOCATED INITIAL INVESTMENT
   --------     ------------------------------     ----------------------------
LEASE YEAR REFERENCE DATE     BASE GROSS REVENUES     CPI RENT AS OF RESTATEMENT
-------------------------     -------------------     --------------------------
     DATE     APPLICABLE % FOR PERCENTAGE RENT     CPI PERCENTAGE CAP     CPI
     ----     --------------------------------     ------------------     ---
             PERCENTAGE FLOOR     EXPIRATION DATE     EXTENDED TERM
             ----   ---------     ---------------     -------------
Phoenix,  AZ1,7,10     $40,868.27     $4,949,024     January  1     $1,482,390
------------------     ----------     ----------     ----------     ----------
$41,312     10%     1.75%     0%     December  31,  2007     Three five (5) year
-------     ---     -----     --     -------------------     -------------------
terms
-----
     $31,642.84
   Renton, WA1,7,10          $3,105,270     January 1     $1,685,695     $27,336
   ----------------          ----------     ---------     ----------     -------
10%     1.75%     0%     December  31,  2015     Three  five  (5)  year  terms
---     -----     --     -------------------     -----------------------------
Voorhees,  NJ1,7,10     $53,694.75     $6,737,704     February  1     $2,385,723
-------------------     ----------     ----------     -----------     ----------
$52,294     10%     1.75%     0%     December  31,  2007     Three five (5) year
-------     ---     -----     --     -------------------     -------------------
terms
-----

                               GROUP 2 FACILITIES

   FACILITY     MONTHLY ALLOCATED MINIMUM RENT     ALLOCATED INITIAL INVESTMENT
   --------     ------------------------------     ----------------------------
LEASE YEAR REFERENCE DATE     BASE GROSS REVENUES     CPI RENT AS OF RESTATEMENT
-------------------------     -------------------     --------------------------
     DATE     APPLICABLE % FOR PERCENTAGE RENT     CPI PERCENTAGE CAP     CPI
     ----     --------------------------------     ------------------     ---
             PERCENTAGE FLOOR     EXPIRATION DATE     EXTENDED TERM
             ----   ---------     ---------------     -------------

Boise,  ID2,  7,  16,  20     $26,250.00     $3,044,158     September  1     N/A
-------------------------     ----------     ----------     ------------     ---
$61,35521     N/A        4%     2.5%     August  31,  2015     Six five (5) year
---------     ---     -----     ----     -----------------     -----------------
terms
-----
El  Paso,  TX  (Cambria)2,  7,  15     $45,346.00     $4,350,072     September 1
----------------------------------     ----------     ----------     -----------
N/A     $76,43221     N/A     4%     2.5%     October  31, 2006     Six five (5)
---     ---------     ---     --     ----     -----------------     ------------
year  terms
-----------
Odessa,  TX2,7,  15     $44,046.79     $4,250,072     October  1     N/A
-------------------     ----------     ----------     ----------     ---
$73,833     N/A     4%     2.5%     October 31, 2006     Six five (5) year terms
-------     ---     --     ----     ----------------     -----------------------
     Walla Walla, WA2,7, 15     $49,416.21     $5,579,971     August 1     N/A
     ----------------------     ----------     ----------     --------     ---
$114,384     N/A     4%     2.5%     October  31,  2006     Six  five  (5)  year
--------     ---     --     ----     ------------------     --------------------
terms
-----

                               GROUP 3 FACILITIES

   FACILITY     MONTHLY ALLOCATED MINIMUM RENT     ALLOCATED INITIAL INVESTMENT
   --------     ------------------------------     ----------------------------
LEASE YEAR REFERENCE DATE     BASE GROSS REVENUES     CPI RENT AS OF RESTATEMENT
-------------------------     -------------------     --------------------------
     DATE     APPLICABLE % FOR PERCENTAGE RENT     CPI PERCENTAGE CAP     CPI
     ----     --------------------------------     ------------------     ---
             PERCENTAGE FLOOR     EXPIRATION DATE     EXTENDED TERM
             ----   ---------     ---------------     -------------
  Biloxi, MS3,13     $58,128.05     $6,333,703     October 1     N/A     $58,110
  --------------     ----------     ----------     ---------     ---     -------
N/A     3.5%     0%     September  30,  2016     One  ten  (10)  year  term
---     ----     --     --------------------     --------------------------
  Auburn, CA3,13     $81,119.43     $8,847,077     October 1     N/A     $81,072
  --------------     ----------     ----------     ---------     ---     -------
N/A     3.5%     0%     September  30,  2016     One  ten  (10)  year  term
---     ----     --     --------------------     --------------------------


                               GROUP 4 FACILITIES
   FACILITY     MONTHLY ALLOCATED MINIMUM RENT     ALLOCATED INITIAL INVESTMENT
   --------     ------------------------------     ----------------------------
LEASE YEAR REFERENCE DATE     BASE GROSS REVENUES     CPI RENT AS OF RESTATEMENT
-------------------------     -------------------     --------------------------
     DATE     APPLICABLE % FOR PERCENTAGE RENT     CPI PERCENTAGE CAP     CPI
     ----     --------------------------------     ------------------     ---
             PERCENTAGE FLOOR     EXPIRATION DATE     EXTENDED TERM
             ----   ---------     ---------------     -------------
San  Antonio, TX (Hamilton House)4, 14     $79,034.68     $7,811,869     January
--------------------------------------     ----------     ----------     -------
1     N/A     $0.00     N/A     2.75%     0%     September  30, 2017     Two ten
-     ---     -----     ---     -----     --     -------------------     -------
(10)  year  terms
-----------------
                               GROUP 5 FACILITIES
   FACILITY     MONTHLY ALLOCATED MINIMUM RENT     ALLOCATED INITIAL INVESTMENT
   --------     ------------------------------     ----------------------------
LEASE YEAR REFERENCE DATE     BASE GROSS REVENUES     CPI RENT AS OF RESTATEMENT
-------------------------     -------------------     --------------------------
     DATE     APPLICABLE % FOR PERCENTAGE RENT     CPI PERCENTAGE CAP     CPI
     ----     --------------------------------     ------------------     ---
             PERCENTAGE FLOOR     EXPIRATION DATE     EXTENDED TERM
             ----   ---------     ---------------     -------------

                                    2002 - $16,500
                                    2003 - $17,500
                                    2004 - $19,000
                                    2005 - $19,333
                                    2006 - $19,671
                                    2007 - $20,015
                                    2008 - $20,365
                                    2009 - $20,722
                                    2010 - $21,084
                                    2011 - $21,453
                                    2012 - $21,829
                                    2013 - $22,211
                                    2014 - $22,599
Fullerton,  CA5,6,7,  12     2015  -  $22,995     $4,003,174     May  1     N/A
------------------------     ----------------     ----------     ------     ---
 N/A     N/A     N/A     0%     December 31, 2015     Three five (5) year terms
 ---     ---     ---     --     -----------------     -------------------------




 1Group  1  Facility
  2Group  2  Facility
  3Group  3  Facility
  4Group  4  Facility
  5Group  5  Facility
  6Purchase  Option  Facility
  7First  Refusal  Facility
  8Land  Lease  Facility
  9Renewal  Group  A:  Allentown,  PA;  Latrobe,  PA;  Dover,  DE
10Renewal  Group  B:  Renton,  WA;  Everett,  WA;  Phoenix,  AZ;  Voorhees,  NJ
11Renewal Group C: El Paso, TX (Palisades); San Antonio, TX (Amber Oaks); San Marcos, TX
12Renewal Group D: Easley, SC (Countryside); Easley, SC (Summit Place); Fullerton, CA; Hendersonville, NC (Heritage Lodge); Hendersonville, NC (Pine
Park);  Spartanburg,  SC
13Renewal  Group  E:  Biloxi,  MS;  Auburn,  CA
14Renewal  Group  F:  San  Antonio,  TX  (Hamilton  House)
15Renewal  Group  G:  El  Paso,  TX  (Cambria);  Odessa,  TX;  Walla  Walla,  WA
16Renewal  Group  H:  Boise,  ID
17Purchase  Group  A:  Allentown,  PA;  Latrobe,  PA;  Dover,  DE
18Purchase  Group  B:  El  Paso, TX (Palisades); San Antonio, TX; San Marcos, TX
19Purchase Group C: Easley, SC (Countryside); Easley, SC (Summit Place); Hendersonville, NC (Heritage Lodge); Hendersonville, NC (Pine Park); Spartanburg, SC
20For purposes of determining the increase (the "Boise Additional Rent Increase") in Allocated Additional Rent for any Lease Year immediately following a Lease Year in which an increase in Allocated Minimum Rent with respect to the Facility located in Boise, Idaho pursuant to Section 3.1.1(b) occurs, the following shall apply:
     (i) First, Lessor shall calculate the Boise Additional Rent Increase on the aggregate sum of Allocated Minimum Rent and Allocated Additional Rent payable for the immediately preceding Lease Year, but excluding for purposes of such calculation the amount of the Applicable Boise Minimum Rent Increase during the immediately preceding Lease Year;
     (ii) Second, Lessor shall calculate the Boise Additional Rent Increase with respect to only that portion of any Applicable Boise Minimum Rent Increases during the last Lease Year, prorating the amount of each such Boise Additional Rent Increase based upon the number of days for which such Applicable Boise Minimum Rent Increase was in effect during the immediately preceding Lease Year; and
     (iii) Lastly, Lessor shall add the results of clauses (i) and (ii) above, and the sum thereof shall be deemed the Boise Additional Rent Increase for the applicable Lease Year.
21 CPI Rent amounts are current as of August, 2002, and do not reflect increases in Allocated Additional Rent as set forth in Section 3.1.2(b) scheduled for September 1, 2002.

                                    EXHIBIT D
                                    ---------
                             INTERNAL RATE OF RETURN
                             -----------------------


                                       D-1


                               FACILITIES     IRR%
                               ----------     ----
Easley,  SC  (Countryside)
Easley,  SC  (Summit  Place)
Hendersonville,  NC  (Heritage  Lodge)
Hendersonville,  NC  (Pine  Park)
Spartanburg,  SC
                                        12.7%
                                        -----
Allentown,  PA
Dover,  DE
Latrobe,  PA
                                        12.95%
                                        ------
El  Paso,  TX  (Palisades)
San  Antonio,  TX  (Amber  Oaks)
San  Marcos,  TX
                                        13.8%
                                        -----

                                    EXHIBIT E
                                    ---------
                           PROPERTY CONDITION REPORTS
                           --------------------------


                                       E-1

                     FACILITY     PROPERTY CONDITION REPORTS
                     --------     --------------------------
Allentown,  PA     The  Phase  I  Environmental  Assessment  prepared by Ecklund
--------------     -------------------------------------------------------------
Consultants,  Inc.  dated  June  30,  1995
------------------------------------------
Dover,  DE     The  Phase  I  Environmental  Assessment  prepared  by  Ecklund
----------     ---------------------------------------------------------------
Consultants,  Inc.  dated  June  30,  1995
------------------------------------------
Latrobe,  PA     The  Property Condition Report prepared by Ecklund Consultants,
------------     ---------------------------------------------------------------
Inc.  dated  6/13/95
--------------------
Easley,  SC  (Countryside Village)     The Phase I Environmental Site Assessment
----------------------------------     -----------------------------------------
dated  8/31/95  prepared  by  Environmental  Enterprise  Group,  Inc.
---------------------------------------------------------------------
Easley,  SC  (Summit  Place)     The Phase I Environmental Site Assessment dated
----------------------------     -----------------------------------------------
8/31/95  prepared  by  Environmental  Enterprise  Group,  Inc.
--------------------------------------------------------------
Fullerton,  CA     The  Phase  I  Environmental  Site  Assessment dated 11/25/94
--------------     -------------------------------------------------------------
prepared  by  Environmental  Enterprise  Group,  Inc.
-----------------------------------------------------
Hendersonville,  NC  (Heritage  Lodge)     The  Phase  I  Environmental  Site
--------------------------------------     ----------------------------------
Assessment  dated  8/31/95  prepared  by  Environmental  Enterprise  Group, Inc.
--------------------------------------------------------------------------------
Hendersonville,  NC  (Pine  Park)     The  Phase I Environmental Site Assessment
---------------------------------     ------------------------------------------
dated  8/31/95  prepared  by  Environmental  Enterprise  Group,  Inc.
---------------------------------------------------------------------
Spartanburg,  SC     The  Phase  I  Environmental  Site Assessment dated 8/31/95
----------------     -----------------------------------------------------------
prepared  by  Environmental  Enterprise  Group,  Inc.
-----------------------------------------------------
El  Paso,  TX  (Palisades)     The  Phase  I Environmental Site Assessment dated
--------------------------     -------------------------------------------------
3/17/97  prepared  by  VATC  Associates,  Inc.
----------------------------------------------
San Antonio, TX (Amber Oaks)     The Phase I Environmental Site Assessment dated
----------------------------     -----------------------------------------------
3/17/97  prepared  by  VATC  Associates,  Inc.
----------------------------------------------
San  Marcos,  TX     The  Phase  I  Environmental  Site Assessment dated 3/17/97
----------------     -----------------------------------------------------------
prepared  by  VATC  Associates,  Inc.
-------------------------------------
Everett,  WA     The  Phase  I  Environmental  Site  Assessment (Seabrook) dated
------------     ---------------------------------------------------------------
8/11/95
-------
Phoenix,  AZ     The  Phase  I Environmental Site Assessment (Olive Grove) dated
------------     ---------------------------------------------------------------
April  14/94
------------
Renton,  WA     The  Phase  I Environmental Site Assessment (Renton Villa) dated
-----------     ----------------------------------------------------------------
8/11/95
-------
Voorhees,  NJ     The  Phase I Environmental Site Assessment (Olive Grove) dated
-------------     --------------------------------------------------------------
April  14/94
------------
Biloxi,  MS     The  Phase  One  Environmental  Site  Assessment  dated 8/6/2001
-----------     ----------------------------------------------------------------
prepared  by  The  Breland  Group
---------------------------------
Auburn,  CA     The  Phase  One  Environmental  Site  Assessment dated 3/16/2001
-----------     ----------------------------------------------------------------
prepared  by  The  Breland  Group
---------------------------------

                                    EXHIBIT F
                                    ---------
                            LETTER OF CREDIT AMOUNTS
                            ------------------------


                                       F-1


                      FACILITY     LETTER OF CREDIT AMOUNT
                      --------     -----------------------
Allentown,  PA     One-half  of  the  sum  of  the  Allocated  Minimum Rent plus
--------------     -------------------------------------------------------------
Lessor's  reasonable  estimate  of  Allocated  Additional  Rent to be payable by
--------------------------------------------------------------------------------
Lessee  for  the  applicable  Lease  Year
-----------------------------------------
Boise,  ID     One-half  of  the  sum of Allocated Minimum Rent to be payable by
----------     -----------------------------------------------------------------
Lessee  for  the  applicable  Lease  Year
-----------------------------------------
Dover,  DE     One-half  of  the sum of the Allocated Minimum Rent plus Lessor's
----------     -----------------------------------------------------------------
reasonable estimate of Allocated Additional Rent to be payable by Lessee for the
--------------------------------------------------------------------------------
applicable  Lease  Year
-----------------------
Latrobe,  PA     One-half of the sum of the Allocated Minimum Rent plus Lessor's
------------     ---------------------------------------------------------------
reasonable estimate of Allocated Additional Rent to be payable by Lessee for the
--------------------------------------------------------------------------------
applicable  Lease  Year
-----------------------
Easley,  SC  (Countryside)     One-half of the sum of the Allocated Minimum Rent
--------------------------     -------------------------------------------------
plus  Lessor's reasonable estimate of Allocated Additional Rent to be payable by
--------------------------------------------------------------------------------
Lessee  for  the  applicable  Lease  Year
-----------------------------------------
Easley,  SC (Summit Place)     One-half of the sum of the Allocated Minimum Rent
--------------------------     -------------------------------------------------
plus  Lessor's reasonable estimate of Allocated Additional Rent to be payable by
--------------------------------------------------------------------------------
Lessee  for  the  applicable  Lease  Year
-----------------------------------------
Hendersonville,  NC  (Heritage  Lodge)     One-half  of the sum of the Allocated
--------------------------------------     -------------------------------------
Minimum  Rent  plus Lessor's reasonable estimate of Allocated Additional Rent to
--------------------------------------------------------------------------------
be  payable  by  Lessee  for  the  applicable  Lease  Year
----------------------------------------------------------
Hendersonville,  NC (Pine Park)     One-half of the sum of the Allocated Minimum
-------------------------------     --------------------------------------------
Rent  plus  Lessor's  reasonable  estimate  of  Allocated  Additional Rent to be
--------------------------------------------------------------------------------
payable  by  Lessee  for  the  applicable  Lease  Year
------------------------------------------------------
Spartanburg,  SC     One-half  of  the  sum  of  the Allocated Minimum Rent plus
----------------     -----------------------------------------------------------
Lessor's  reasonable  estimate  of  Allocated  Additional  Rent to be payable by
--------------------------------------------------------------------------------
Lessee  for  the  applicable  Lease  Year
-----------------------------------------
El  Paso,  TX (Palisades)     One-third of the sum of the Allocated Minimum Rent
-------------------------     --------------------------------------------------
plus  Lessor's reasonable estimate of Allocated Additional Rent to be payable by
--------------------------------------------------------------------------------
Lessee  for  the  applicable  Lease  Year
-----------------------------------------
San  Antonio,  TX (Amber Oaks)     One-third of the sum of the Allocated Minimum
------------------------------     ---------------------------------------------
Rent  plus  Lessor's  reasonable  estimate  of  Allocated  Additional Rent to be
--------------------------------------------------------------------------------
payable  by  Lessee  for  the  applicable  Lease  Year
------------------------------------------------------
San  Marcos,  TX     One-third  of  the  sum  of the Allocated Minimum Rent plus
----------------     -----------------------------------------------------------
Lessor's  reasonable  estimate  of  Allocated  Additional  Rent to be payable by
--------------------------------------------------------------------------------
Lessee  for  the  applicable  Lease  Year
-----------------------------------------
El  Paso,  TX  (Cambria)     One-half of the sum of Allocated Minimum Rent to be
------------------------     ---------------------------------------------------
payable  by  Lessee  for  the  applicable  Lease  Year
------------------------------------------------------
Odessa,  TX     One-half  of  the sum of Allocated Minimum Rent to be payable by
-----------     ----------------------------------------------------------------
Lessee  for  the  applicable  Lease  Year
-----------------------------------------
Walla  Walla, WA     One-half of the sum of Allocated Minimum Rent to be payable
----------------     -----------------------------------------------------------
by  Lessee  for  the  applicable  Lease  Year
---------------------------------------------
Everett,  WA     One-half of the sum of the Allocated Minimum Rent plus Lessor's
------------     ---------------------------------------------------------------
reasonable estimate of Allocated Additional Rent to be payable by Lessee for the
--------------------------------------------------------------------------------
applicable  Lease  Year
-----------------------
Phoenix,  AZ     One-half of the sum of the Allocated Minimum Rent plus Lessor's
------------     ---------------------------------------------------------------
reasonable estimate of Allocated Additional Rent to be payable by Lessee for the
--------------------------------------------------------------------------------
applicable  Lease  Year
-----------------------
Renton,  WA     One-half  of the sum of the Allocated Minimum Rent plus Lessor's
-----------     ----------------------------------------------------------------
reasonable estimate of Allocated Additional Rent to be payable by Lessee for the
--------------------------------------------------------------------------------
applicable  Lease  Year
-----------------------
Voorhees, NJ     One-half of the sum of the Allocated Minimum Rent plus Lessor's
------------     ---------------------------------------------------------------
reasonable estimate of Allocated Additional Rent to be payable by Lessee for the
--------------------------------------------------------------------------------
applicable  Lease  Year
-----------------------
San  Antonio,  TX  (Hamilton  House)     $741,751.65
------------------------------------     -----------

                                    EXHIBIT G
                                    ---------
                       LETTER OF CREDIT REDUCTION FRACTION
                       -----------------------------------


                                       G-1


                       FACILITY     LOC REDUCTION FRACTION
                       --------     ----------------------
Allentown,  PA
Dover,  DE
Latrobe,  PA
Easley,  SC  (Countryside)
Easley,  SC  (Summit  Place)
Hendersonville,  NC  (Heritage  Lodge)
Hendersonville,  NC  (Pine  Park)
Spartanburg,  SC
Everett,  WA
Phoenix,  AZ
Renton,  WA
Voorhees,  NJ
                                    One-Half (1/2)
                                    --------------
El  Paso,  TX  (Palisades)
San  Antonio,  TX  (Amber  Oaks)
                        San Marcos, TX     One-Fourth ( )
                        --------------     --------------

                                    EXHIBIT H
                                    ---------
                           RENT FOR THE EXTENDED TERM
                           --------------------------


                                       H-1


                         FACILITY     EXTENDED TERM RENT
                         --------     ------------------
Allentown,  PA
Dover,  DE
Latrobe,  PA
 Easley,  SC  (Countryside)
Easley,  SC  (Summit  Place)
Fullerton,  CA
Hendersonville,  NC  (Heritage  Lodge)
Hendersonville,  NC  (Pine  Park)
Spartanburg,  SC
Everett,  WA
Phoenix,  AZ
Renton,  WA
Voorhees,  NJ
El  Paso,  TX  (Palisades)
San  Antonio,  TX  (Amber  Oaks)
San  Marcos,  TX     Greater  of (a) the then current Fair Market Rental for the
----------------     -----------------------------------------------------------
Facility  and  (b)  one  hundred  three  percent  (103%) of the annual Allocated
--------------------------------------------------------------------------------
Minimum  Rent  and  Allocated Additional Rent payable for the last Lease Year of
--------------------------------------------------------------------------------
the  immediately  preceding  Fixed  Term  or  Extended  Term,  as  applicable.
------------------------------------------------------------------------------
Auburn,  CA
Biloxi,  MS     One-twelfth  (1/12) of the product of Allocated Minimum Rent and
-----------     ----------------------------------------------------------------
CPI  Rent  for  previous Lease Year times one hundred three and one-half percent
--------------------------------------------------------------------------------
(103.5%)
--------
Boise,  ID
El  Paso,  TX  (Cambria)
Odessa,  TX
Walla  Walla,  WA     Greater of (a) the then current Fair Market Rental for the
-----------------     ----------------------------------------------------------
Facility  and  (b)  one  hundred two and one-half percent (102.5%) of the annual
--------------------------------------------------------------------------------
Allocated  Minimum Rent and Allocated Additional Rent payable for the last Lease
--------------------------------------------------------------------------------
Year  of  the  immediately preceding Fixed Term or Extended Term, as applicable.
--------------------------------------------------------------------------------
San  Antonio,  TX (Hamilton House)     Greater of (i) Fair Market Rental for the
----------------------------------     -----------------------------------------
Facility and (ii) one hundred two percent (102%) of the annual Allocated Minimum
--------------------------------------------------------------------------------
Rent  payable for the last Lease Year of the immediately preceding Fixed Term or
--------------------------------------------------------------------------------
Extended  Term,  as  applicable.
--------------------------------

                                    EXHIBIT I
                                    ---------
                         CAPITAL REPAIR REQUIREMENT AND
                         ------------------------------
                        ORIGINAL LEASE COMMENCEMENT DATE
                        --------------------------------


                                       I-1

          ORIGINAL  LEASE
          FACILITY     CAPITAL REPAIR REQUIREMENT     COMMENCEMENT DATE
          --------     --------------------------     -----------------
Allentown,  PA     $150.00     October  23,  1995
--------------     -------     ------------------
Boise,  ID     $0.00     August  31,  1995
----------     -----     -----------------
Dover,  DE     $150.00     October  23,  1995
----------     -------     ------------------
Latrobe,  PA     $150.00     October  23,  1995
------------     -------     ------------------
Easley,  SC  (Countryside)     $150.00     February  1,  1996
--------------------------     -------     ------------------
Easley,  SC  (Summit  Place)     $150.00     February  1,  1996
----------------------------     -------     ------------------
Fullerton,  CA     $150.00     April  2,  1996
--------------     -------     ---------------
Hendersonville,  NC  (Heritage  Lodge)     $150.00     January  26,  1996
--------------------------------------     -------     ------------------
Hendersonville,  NC  (Pine  Park)     $150.00     January  26,  1996
---------------------------------     -------     ------------------
Spartanburg,  SC     $150.00     February  1,  1996
----------------     -------     ------------------
El  Paso,  TX  (Palisades)     $150.00     April  1,  1997
--------------------------     -------     ---------------
San  Antonio,  TX  (Amber  Oaks)     $150.00     April  1,  1997
--------------------------------     -------     ---------------
San  Marcos,  TX     $150.00     April  1,  1997
----------------     -------     ---------------
El  Paso,  TX  (Cambria)     $0.00     August  22,  1996
------------------------     -----     -----------------
Odessa,  TX     $0.00     September  17,  1996
-----------     -----     --------------------
Walla  Wall,  WA     $0.00     July  24,  1996
----------------     -----     ---------------
Everett,  WA     $150.00     December  29,  1995
------------     -------     -------------------
Phoenix,  AZ     $150.00     December  29,  1995
------------     -------     -------------------
Renton,  WA     $150.00     December  29,  1995
-----------     -------     -------------------
Voorhees,  NJ     $150.00     January  19,  1996
-------------     -------     ------------------
Biloxi,  MS     $0.00     September  5,  2001
-----------     -----     -------------------
Auburn,  CA     $0.00     September  5,  2001
-----------     -----     -------------------
San  Antonio,  TX  (Hamilton  House)     $0.00     October  14,  1997
------------------------------------     -----     ------------------

------
                                        2


                                        1

                                    EXHIBIT J
                                    ---------
                                     FORM OF
                      IRREVOCABLE STANDBY LETTER OF CREDIT
Health  Care  Property  Investors,  Inc.,
Texas  HCP  Holding,  L.P.,  and
HCPI  Trust
4675  MacArthur  Court,  Suite  900
Newport  Beach,  California  92660


Date:  _______________               Letter  of  Credit  No.:  ___________
                              Expiration  Date:  ________________

GENTLEMEN:

We hereby establish our irrevocable letter of credit in your favor for the account of __________________________ available by your draft(s) on us payable at sight not to exceed a total of
__________________________________________________________________
(_____________________) when accompanied by this letter of credit and the following documents.
1) A certificate purported to be executed by a representative of Health Care Property Investors, Inc. stating that ______________________, as lessee, has committed an Event of Default under the lease dated __________________, between Health Care Property Investors, Inc., as lessor, and __________________________, as lessee, or that __________________________ or an affiliate of _____________________ has committed an event of default under any other lease, agreement or instrument with or in favor of Health Care Property Investors, Inc. or an affiliate of Health Care Property Investors, Inc. and stating the amount for which a draw under this letter of credit is made; (or) a certificate purported to be executed by a representative of Health Care Property Investors, Inc. stating that a replacement letter of credit for this instrument has not been supplied prior to thirty (30) days in advance of the expiration of this instrument for the account of Health Care Property Investors, Inc. As used in this paragraph, "affiliate" shall not include any affiliates of Daniel R. Baty ("Baty") which but for their relationship with Baty would not be considered affiliates of _____________________.
2) The original letter of credit must accompany all drafts unless a partial draw is presented, in which case the original must accompany the final draft. Partial drawings are permitted, with the letter of credit being reduced, without amendment, by the amount(s) drawn hereunder.
This letter of credit shall expire at 2:00 p.m. at the office of ____________________________ ________________________________________ on the
expiration  date.
This letter of credit may be transferred or assigned by the beneficiary hereof to any successor or assign of such beneficiary's interest in any such lease or other agreement or to any lender obtaining a lien or security interest in the property covered by any such lease. Each draft hereunder by any assignee or successor shall be accompanied by a copy of the fully executed documents or judicial orders evidencing such encumbrance, assignment or transfer.
Any draft drawn hereunder must bear the legend "Drawn under __________________ Letter of Credit Number _________ dated _______________. Except so far as otherwise expressly stated, this letter of credit is subject to the "Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Brochure No. 500. " We hereby agree with you and all persons negotiating such drafts that all drafts drawn and negotiated in compliance with the terms of this letter of credit will be duly honored upon presentment and delivery of the documents specified above by certified or registered mail to __________________ located at ____________________________ if negotiated not later that 2:00 pm on or before the expiration date shown above. Very truly yours,



By

Its

                                    EXHIBIT K
                                    ---------
                [Attach Pennsylvania Land Leases Form Amendments]

                                        1

                                    EXHIBIT L
                                    ---------
           AMENDED AND RESTATED CAPITAL RENOVATION PROJECT WORK LETTER
     THIS AMENDED AND RESTATED CAPITAL RENOVATION PROJECT WORK LETTER (the "Work Letter") is dated as of September 18, 2002, by and between HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation, HCPI TRUST, a Maryland real estate trust, and TEXAS HCP HOLDING, L.P., a Delaware limited partnership (collectively, as "Landlord"), and EMERITUS CORPORATION, a Washington corporation and ESC III, L.P., a Washington limited partnership dba TEXAS-ESC III, L.P. (collectively, as "Tenant").
                                    RECITALS
                                    --------
     A. HCPI and Emeritus entered into that certain Capital Renovation Project Work Letter dated as of July 30, 2001 (the "Original Work Letter") for the Capital Renovation Project (as hereinafter defined).
B. In connection with that certain Amended and Restated Master Lease dated as of even date herewith (the "Lease"), by and between Landlord and Tenant, Landlord and Tenant desire to amend and restate the Original Work Letter in its entirety. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Lease.
                                    AGREEMENT
                                    ---------
     1.     Definitions.  The  definitions  set  forth  in  this Section 1 shall
            -----------
apply with respect to this Work Letter, the Capital Renovation Project, and the Lease. For all purposes of this Work Letter, except as otherwise expressly provided or unless the context otherwise requires, (i) the terms defined in this
Section 1 have the meanings assigned to them in this Section 1 and shall include the plural as well as the singular; (ii) all references in this Work Letter to designated "Sections" and other subdivisions are to the designated Sections and other subdivisions of this Work Letter; (iii) the word "including" shall have the same meaning as the phrase "including, without limitation," and other similar phrases; and (iv) the words "herein," "hereof" and "hereunder" and other similar words refer to this Work Letter as a whole and not to any particular Section or other subdivision.
Amendment:  That certain Second Amendment to Lease dated as of July 30, 2001, by
---------
and  between  Landlord  and  Tenant.
Architect:   An  architect and/or engineer selected by Tenant in connection with
---------
the design and construction of the Capital Renovation Project and approved by Landlord, which approval shall not be unreasonably withheld or delayed so long as such architect is licensed in the State and has experience with the type and scope of the project for which he/she is being retained.
Capital  Renovation  Plans:  (i)  The  final  plans  and  specifications for the
--------------------------
construction/performance  of  the  Capital Renovation Project as prepared by the
------
Architect  and  approved  by  Landlord, which approval shall not be unreasonably
--
withheld  or  delayed,  and  (ii)  all amendments, modifications and supplements
--
thereto  which  do  not  require  the  approval  of  Landlord or which have been
--
approved  by Landlord subsequent to the approval of the plans and specifications
--
described  in  clause  (i).
Capital  Renovation  Project:  An  approximately  4,370  square  foot
----------------------------
addition/expansion  to  the  Facility as more particularly depicted on and to be
----------------
constructed/performed in accordance with the Capital Renovation Plans, including
--
(A) the fixtures referred to in and/or shown thereon, (B) to the extent not shown on the Capital Renovation Plans, additions to the parking facilities so as to provide sufficient parking spaces to comply with all Legal Requirements and as otherwise necessary for the operation of the Facility (including the Capital Renovation Project) for its Primary Intended Use, (iii) all Offsite Improvements and (iv) any and all site preparation, landscaping and drainage works and all other improvements necessary to comply with all Legal Requirements and/or for the operation of the Facility (including the Capital Renovation Project) for its Primary Intended Use.
     Boise  Capital  Renovation  Project Minimum Rent Reset Date:  As defined in
     -----------------------------------------------------------
the  Lease.
     Capital  Renovation Project Budget:  The budget attached hereto as Schedule
     ----------------------------------                                 --------
1, together with (i) a detailed estimate report to be prepared by Tenant or its General Contractor and delivered to and approved by Landlord (which approval shall not be unreasonably withheld or delayed) prior to, on or promptly following the execution and delivery of this Work Letter, which report shall also provide a detailed cost breakdown of all hard construction costs for the Capital Renovation Project and (ii) any other detailed budget information as Landlord may reasonably request and approve from Tenant, including a further breakdown of such hard construction costs to a level of detail that will allow Landlord to determine the actual cost and percentage of completion of construction as of the date of any Request for Advance.
Capital  Renovation  Project  Costs:  All  the  costs  and  expenses incurred in
-----------------------------------
connection with (i) drafting, negotiating, and entering into the Amendment, this
------
Work Letter and the exhibits thereto and hereto and in reviewing all documents and instruments required thereby or hereby; and (ii) the construction/performance of the Capital Renovation Project, as contemplated by the Capital Renovation Project Budget, including the costs of constructing/performing work depicted by the Capital Renovation Plans and otherwise in accordance with applicable provisions of this Work Letter, a construction administration fee pursuant to the terms and conditions of Section
2.3 of this Work Letter, costs for bonds, costs and fees for surveys, costs for title work and premiums for title insurance, environmental fees and expenses, architect fees, engineering costs, the cost of purchase and installation of any fixtures or other property included as part of the Capital Renovation Project and all governmental licenses and fees. Without limiting the foregoing, Capital Renovation Project Costs shall include all amounts funded, advanced or accrued by Landlord pursuant to this Work Letter on account of the Capital Renovation Project.
Completion  Date:  The date on which the construction/performance of the Capital
----------------
Renovation Project have been substantially completed such that Landlord has received the following: (i) a certificate of substantial completion from the Architect substantially in the form of American Institute of Architects ("AIA") form G704-2000, (ii) a certificate of occupancy or its equivalent issued in accordance with all Legal Requirements and by the appropriate Governmental Authority having jurisdiction over the Property which permits the occupancy and use of the improvements constructed as part of the Capital Renovation Project, and (iii) all other licenses, authorizations and permits, if any, required by any Governmental Authority for the use and operation of the Capital Renovation Project as part of the Facility for its Primary Intended Use. For purposes of this Work Letter, "substantially completed" shall mean that the improvements being constructed/performed as part of the Capital Renovation Project and all other work which Tenant is obligated to perform under this Work Letter with respect to the Capital Renovation Project have been completed in accordance with the Capital Renovation Plans and the applicable provisions of this Work Letter and the Lease, notwithstanding the fact that Punch-List Items remain to be performed.
Construction  Contracts:  The  contracts  between  Tenant  and  the  General
-----------------------
Contractor,  Tenant  and  the  Architect  and/or  Tenant or any other contractor
----------
(including  subcontractors)  relating  to rendering of services or furnishing of
-----
materials  in  connection  with  the  construction/performance  of  the  Capital
--
Renovation  Project,  contracts  between  the  General  Contractor  and  any
--
subcontractor  and  contracts  between any of the foregoing and any other Person
--
relating  to rendering of services or furnishing of materials in connection with
--
construction/performance  of  the  Capital  Renovation  Project.
Facility:  That  certain  assisted  living  facility  located  in  Boise, Idaho,
--------
commonly  known  as  "Summer  Wind."
------
General  Contractor:  The general contractor  selected by Tenant and approved by
-------------------
Landlord in connection with the construction/performance of any approved Capital Additions, including the Capital Renovation Project, which approval of such general contractor shall not be unreasonably withheld or delayed so long as such general contractor has all required State and local licenses and permits, is bondable and has sufficient experience with the size, type and scope of the Capital Renovation Project.
Governmental  Authority:  The  United  States,  the  state,  county,  city  and
-----------------------
political  subdivisions  in  which  the  Property  is  located or which exercise
--------
jurisdiction  over  the  Property or the construction/performance of the Capital
------
Renovation Project, and any court administrator, agency, department, commission,
--
board, bureau or instrumentality of any of them which exercises jurisdiction over the Property or the construction/performance of the Capital Renovation Project.
Tenant's  Affidavit:  A  sworn  affidavit  of  Tenant,  in  form  and  substance
-------------------
satisfactory  to  Landlord,  stating that to the best of Tenant's knowledge, all
--------
labor  and  material bills of every kind and character incurred by Tenant to the
--
date  of  such  affidavit in connection with the Capital Renovation Project have been paid in accordance with the payment provisions of the applicable Construction Contracts except for the unpaid bills to be paid from the proceeds of the current Request for Advance, and that the builder's risk insurance described in Section 2.4(d)(i) contains sufficient coverage for the construction/performance of the Capital Renovation Project, including the value of materials stored off the Property.
Landlord's  Maximum  Cost:  The  sum  of  Four  Hundred  Thirteen Thousand Seven
-------------------------
Hundred  Twenty  Dollars  ($413,720.00).
------
Major  Subcontractors:  Subcontractors,  materialmen  and  other  vendors  with
---------------------
Construction  Contracts  in excess of Twenty-Five Thousand Dollars ($25,000.00).
------
Offsite  Improvements:  (i)  Any  streets,  roads,  walks,  curbs  and  the like
---------------------
(whether  or  not  ultimately  dedicated  for  public  use  and/or  maintenance)
-------
necessary  to  provide  access  to  public roads, streets and highways, (ii) any
-------
improvements  and  other  works  necessary  or  desirable  for  the provision of
----
utilities  to  the  Capital  Renovation Project and/or the existing Facility and
----
(iii)  any  other  improvements  on  property  other  than the Land that are (A)
---
required  by  Legal Requirements, (B) necessary for the construction/performance
---
of the Capital Renovation Project in accordance with the Capital Renovation Plans and the applicable provisions of the Lease or this Work Letter, and/or (C) necessary for operation of the Facility (including the Capital Renovation Project) for its Primary Intended Use.
Outside  Completion  Date:  October  31,  2002.
-------------------------
Punch  List  Items:  Minor  details  of  construction, mechanical adjustments or
------------------
decorations  which remain to be completed with respect to the Capital Renovation
----
Project following the Completion Date and which do not (i) prevent the issuance of a certificate of occupancy (or the local equivalent thereof) for the Capital Renovation Project and/or (ii) materially interfere with Tenant's use of the Facility (including the Capital Renovation Project) for its Primary Intended Use.
Remaining  Funds:  The  unadvanced  portion  of Landlord's Maximum Cost, if any.
----------------
Request  for Advance:  Certificates of Tenant and, to the extent applicable, the
--------------------
Architect,  in  each  case  on  the  appropriate  AIA  form, including form G702 together with attached AIA form G703 (or equivalent, which AIA form G703 or equivalent shall be modified to include columns for the original estimate of scheduled values for each line item, changes to the scheduled values for each line item and a revised scheduled value for each line item after any such change) and/or such other form(s) as Landlord may hereafter reasonably request which shall: (i) set forth the Persons to whom money is owed and the amount owed each; (ii) certify among other things that such amounts represent payments due for services actually rendered or materials actually acquired or furnished in connection with the construction/performance of the Capital Renovation Project; (iii) state that the sum requested is Capital Renovation Project Cost within the Capital Renovation Project Budget for such item and that, in the opinion of the Architect (if any) and Tenant, the Remaining Funds are sufficient to complete the Capital Renovation Project pursuant to the Capital Renovation Plans and to pay for all labor, material and other expenses in connection therewith; (iv) be accompanied by copies of billing statements, fee schedules, documentation supporting all costs to date, copies of all subcontracts not previously submitted and vouchers or invoices from the Persons named therein, in form reasonably satisfactory to Landlord; (v) refer to an attached schedule, to be verified by the Architect (if any) or other reliable Person reasonably acceptable to Landlord prior to the advance being requested, identifying in a manner reasonably satisfactory to Landlord all materials not yet affixed or incorporated into the Capital Renovation Project but which have been covered by certificates submitted to date, including the current certificate; (vi) contain a statement, to be verified by the Architect (if any) or other reliable Person reasonably acceptable to Landlord prior to the advance being requested, that all such materials not yet affixed or incorporated into the Capital Renovation Project have been stored at the Property or at one or more other bonded locations approved by Landlord identified therein (specifying the materials located at each location) under adequate safeguards to minimize the possibility of loss, damage or commingling with other materials or projects, and that builder's risk insurance coverage for such materials stored off the Property is not less than the full insurable value of such materials then being stored off the Property; and (vii) be accompanied by appropriate waivers of lien rights (to the extent not previously received and approved by Landlord) with respect to work and materials for which funds have already been advanced pursuant to this Work Letter, or which were performed or were supplied prior to July 30, 2001, executed by the General Contractor (if any) and all contractors, subcontractors, mechanics and materialmen no more than one month in arrears and who have furnished labor or material to date and whose charges are or will be greater than Five Thousand Dollars ($5,000.00) and, unless Tenant has provided a statutory payment bond in accordance with applicable Legal Requirements, by all other contractors, subcontractors, mechanics and materialmen. Notwithstanding anything set forth herein to the contrary, the Request for Advance for the first advance of funds by Landlord hereunder and for each advance that is for an item on the Capital Renovation Project Budget that is not a hard cost shall mean such certificate with respect thereto as Landlord may reasonably request. To the extent that any payment, funding or accrual of Capital Renovation Project Costs by Landlord hereunder is attributable or allocable to one or more of the categories comprising the Capital Renovation Project, Landlord shall allocate such Capital Renovation Project Costs among such categories as Landlord shall reasonably determine.
2.     Capital  Renovation  Project.  Without  limiting  any other obligation or
       ----------------------------
liability of Tenant under the Lease, the following shall apply with respect to the Capital Renovation Project and the construction/performance and funding thereof:
     2.1     Obligations  of  Tenant.
             -----------------------
     (a)     Construction/Performance  of  Capital  Renovation  Project.  Tenant
             ----------------------------------------------------------
shall be responsible to arrange, supervise, coordinate and carry out all services necessary for the construction, performance and completion of the Capital Renovation Project in accordance with the Capital Renovation Plans and the applicable provisions of this Work Letter, and Tenant undertakes and accepts such responsibility with the understanding that all Capital Renovation Project Costs up to Landlord's Maximum Cost will be funded by Landlord to Tenant or its designee pursuant to, but subject to the applicable terms of, this Section 2. Tenant shall cause the Capital Renovation Project to be completed substantially in accordance with the Capital Renovation Plans and the terms of the Construction Contracts for an amount not to exceed the Landlord's Maximum Cost and the Completion Date to occur by the Outside Completion Date (subject to
Unavoidable Delays, provided that Tenant delivers notice to Landlord of each event constituting an Unavoidable Delay within ten (10) days after such event). If and to the extent total Capital Renovation Project Costs exceed the Landlord's Maximum Cost, Tenant shall pay and shall not be reimbursed for such excess. If total Capital Renovation Project Costs do not exceed Landlord's Maximum Cost, Tenant shall not be entitled to any portion of the difference between  Landlord's  Maximum  Cost  and  total Capital Renovation Project Costs.
(b)     Duties  and  Responsibilities.  Without  limiting  Tenant's  obligations
        -----------------------------
under the Lease, the duties and responsibilities of Tenant with respect to the Capital Renovation Project shall specifically include the following:
     (i) Subject to the other provisions of this Work Letter, to negotiate and enter into Construction Contracts and other agreements necessary for construction/performance of the Capital Renovation Project in accordance with the Capital Renovation Plans, which such contracts, by their terms, may be assigned  by  Tenant  to  Landlord;
(ii) To establish operating procedures and a system of records and accounts suitable for record keeping during construction/performance satisfactory to Landlord;
(iii) To administer and monitor the performance under all Construction Contracts and other agreements relating to the construction/performance of the Capital Renovation Project and the monthly reporting of the status of estimated costs of completing the same in relation to the Capital Renovation Project Budget and other applicable budgets;
(iv) To manage and coordinate contractors, engineers, architects and other consultants and monitor their compliance with their respective contracts or agreements;
(v) To monitor and review and, when in the judgment of Tenant it is in the best interest of Landlord, propose changes in the Capital Renovation Plans or in any budget relating to the construction/performance of the Capital Renovation Project;
(vi) To review and make a recommendation to Landlord with respect to payment of all applications for payment under the Construction Contracts and other agreements relating to the construction/performance of the Capital Renovation Project and make payments of any and all bills, invoices or other matters calling for payment by Tenant or Landlord or for the Landlord's account in connection with the construction/performance of the Capital Renovation Project, all in accordance with the provisions of this Section 2;
(vii) To coordinate with the Architect and any inspecting engineer employed by Landlord in the performance of periodic inspections of the Property in order to confirm that the materials furnished and work performed are in accordance with the Capital Renovation Plans and that the work on the Capital Renovation Project is progressing on schedule;
(viii)     To  stop  the  work  and  cause  the  correction of any defect in the materials or workmanship furnished by any contractor or of any failure by any contractor to perform its obligations under its Construction Contract and to promptly inform Landlord of any instances of faulty materials and/or workmanship;
(ix) To make available to Landlord, upon request, the identities of and copies of contracts with all subcontractors and any other Person supplying labor or materials for the construction/performance of the Capital Renovation Project; and
(x) To obtain all approvals necessary to construct/perform the Capital Renovation Project and to operate the Facility for its Primary Intended Use.
     (c)     Performance  of  Duties.  Tenant  agrees  that,  subject  to  the
             -----------------------
performance by Landlord of its obligations under this Section 2, Tenant shall act with prudence and diligence in performing its duties and responsibilities under this Work Letter, with respect to the Capital Renovation Project and in good faith in the best interests of Landlord and the Facility.
     2.2     Completion  Guarantee.
             ---------------------
     (a)     Construction and Cost Guarantee.  Tenant unconditionally guarantees
             -------------------------------
to Landlord (i) the construction/performance of the Capital Renovation Project in accordance with the Capital Renovation Plans and all covenants and obligations of Tenant under the Lease and this Work Letter, by the Outside Completion Date (subject only to the performance by Landlord of its obligations under this Section 2 and Unavoidable Delays, provided that Tenant delivers notice to Landlord of each event constituting an Unavoidable Delay within ten
(10) days after such event) and (ii) the payment without demand, and without right to reimbursement therefor, of all development, construction and related costs of the Capital Renovation Project incurred for any reason whatsoever in excess of the Landlord's Maximum Cost.
     (b)     Failure  to  Construct.  Without limiting any other right or remedy
             ----------------------
of Landlord under the Lease, if for any reason or under any contingency any contractor shall default under a Construction Contract, fail to commence, or abandon construction of, the Capital Renovation Project, or fail to complete the Capital Renovation Project within the maximum construction time in accordance with the terms of the Construction Contracts, then in any such event, without the need of any demand by Landlord, Tenant shall assume all responsibility for and control over the construction, performance and completion of the Capital Renovation Project and shall cause the Capital Renovation Project to be fully completed in accordance with this Work Letter on or before the Outside Completion Date, other than Punch List Items. Without limiting any other right or remedy of Landlord under the Lease, if Tenant fails to complete the Capital Renovation Project in accordance with the Capital Renovation Plans prior to the Outside Completion Date other than the Punch List Items, Landlord, at Landlord's option, shall have the right to complete the Capital Renovation Project in accordance with the Capital Renovation Plans and expend such sums as Landlord reasonably deems proper in order so to complete the Capital Renovation Project. The amount of any and all expenditures made by Landlord pursuant to this clause
(b) which, when combined with all Capital Renovation Project Costs previously funded by Landlord, are in excess of Landlord's Maximum Cost, shall be immediately due and payable by Tenant to Landlord as an Additional Charge, together with interest thereon from the date of such expenditure to the date paid by Tenant at the Overdue Rate (but in no event greater than the maximum rate of interest then permitted by law). Said interest shall accrue on a daily basis. Upon any assumption by Landlord of the obligation to complete the Capital Renovation Project as provided herein, Tenant shall forthwith surrender and deliver to Landlord, or Landlord's designee, any funds which have been received from Landlord but have not been disbursed by Tenant, and all records, plans, specifications, permits and other governmental approvals, purchase agreements, contracts, receipts for deposits, unpaid bills and all other records, papers and documents in the possession of Tenant relating to the Capital Renovation Project.
(c)     Completion  of Punch List Items.  All Punch List Items, other than those
        -------------------------------
reasonably requiring more than thirty (30) days to complete due to long scheduling or ordering time or other reasonable factors, shall be completed within thirty (30) days after the Completion Date, but in no event later than thirty (30) days after the Outside Completion Date. Any Punch List Items reasonably requiring more than thirty (30) days to complete shall be diligently pursued and completed as promptly as practicable, but in no event later than sixty (60) days after the Outside Completion Date.
     2.3     Construction Administration Fee.  Landlord shall accrue in arrears,
             -------------------------------
from and after July 30, 2001, until the Completion Date, a construction administration fee in the form of an allowance equal to $1,600.00 per month for the costs associated with the administration of the provisions of this Work Letter and the making of advances hereunder.
     2.4     Other  Covenants  of  Tenant.
             ----------------------------
     (a)     Construction/Performance  of  the  Capital  Renovation  Project.
             ---------------------------------------------------------------
Construction/performance of Capital Renovation Project will be prosecuted by Tenant in accordance with the Capital Renovation Plans in a good and workmanlike manner and in accordance with sound building and engineering practices and all applicable Legal Requirements and all restrictive covenants affecting the Property. All materials, fixtures or articles used in the construction/performance of the Capital Renovation Project, or to be used in the operation thereof shall be substantially in accordance with the Capital Renovation Plans as approved by Landlord. Tenant shall ensure that no asbestos or asbestos-containing materials or other Hazardous Substances will be contained in the completed Capital Renovation Project. Tenant will complete the construction/performance of the Capital Renovation Project substantially in accordance with the Capital Renovation Plans on or before the Outside Completion Date (subject to Unavoidable Delays, provided that Tenant delivers notice to Landlord of each event constituting an Unavoidable Delay within ten (10) days after such event), free and clear of liens or claims for liens for material supplied and for labor or services performed in connection with the construction of the Capital Renovation Project (except for permitted contests pursuant to
Article  XIII  of  the  Lease).
     (b)     Legal  Requirements.   Tenant will cause all Legal Requirements and
             -------------------
all restrictive covenants affecting the Leased Property to be complied with promptly, and Landlord will be furnished, on demand, evidence of such compliance.
     (c)     Change  Orders,  Defects.
             ------------------------
     (i) Tenant may, without obtaining the prior written approval of Landlord, change the Capital Renovation Plans, permit the Capital Renovation Plans to be changed or permit construction/performance of the Capital Renovation Project other than in accordance with the Capital Renovation Plans; provided, however, that if (1) any such change would (w) change the basic structure or character of the Facility; (x) change the appearance of the Facility; (y) change or reduce the quality of the basic building systems, including the mechanical, electrical, sprinkler, plumbing, life-safety, heating, air conditioning and ventilation systems within the Facility or (z) result in an item of the Capital Renovation Project not being performed, (2) any single change in the Capital
Renovation Plans involves an amount in excess of Five Thousand Dollars ($5,000.00), (3) any number of changes in the Capital Renovation Plans involves in the aggregate an amount not in excess of Ten Thousand Dollars ($10,000.00), or (4) any such change in the Capital Renovation Plans results in the Capital Renovation Project Costs exceeding the Landlord's Maximum Cost, then in any such event Tenant must obtain the prior written approval of Landlord prior to implementing such change, which approval may be given or withheld in the sole and absolute discretion of Landlord.
(ii) Tenant will at its sole cost and expense and not as part of the Capital Renovation Project Costs correct or cause to be corrected any defect in the Capital Renovation Project or any departure from the Capital Renovation Plans not approved by Landlord or permitted herein without such approval or any encroachment by any part of the Capital Renovation Project on or over any building lines, easements, property lines or other restricted areas which any survey or inspection reflects.
     (d)     Construction  Insurance.  To  the  extent not already maintained or
             -----------------------
covered by Tenant pursuant to Article XIV of the Lease, Tenant will at all times maintain or cause to be maintained the following insurance during the construction/performance of the Capital Renovation Project (including through the date of completion of the Punch List Items):
     (i) Builder's risk insurance covering the construction/performance of the Capital Renovation Project, in a face amount of not less than the full insurable value of the Capital Renovation Project and materials supplied in connection therewith, with appropriate provisions made to include coverage of materials stored off the Property in an amount not less than the full insurable value of such materials stored off the Property from time to time.
(ii) Errors and omissions insurance by any Architect in an amount at least equal to Four Hundred Thousand Dollars ($400,000) which can be applied to the construction/performance of the Capital Renovation Project, covering the entire period of design and construction/performance of the Capital Renovation Project, including completion of the Punch-List Items.
All such insurance maintained or caused to be maintained by Tenant pursuant to clauses (i) and (ii) of this clause (c) shall name Landlord as an additional insured. All insurance maintained or caused to be maintained by Tenant pursuant to clause (i) of this clause (c) shall name Tenant, Landlord and any General Contractor or other contractor, jointly, as loss payee. In addition, all such insurance to be maintained or caused to be maintained by Tenant shall otherwise, to the extent applicable, comply with the provisions of and shall be in addition to the insurance specified in Article XIV of the Lease.
     (e)     [Intentionally  Omitted]
              ----------------------
(f)     Liens on Materials.  Tenant shall not at any time during the performance
        ------------------
of the work, make or cause to be made, or permit any General Contractor or any other contractor to make, any contract for materials or equipment of any kind or nature whatsoever to be incorporated in or to become a part of the Property, title to which is not good or which is subject to any lien or title retention arrangement other than inchoate mechanic's liens. Tenant will deliver to Landlord, on demand, true copies of any contracts, bills of sale, statements, receipted vouchers, or agreements, under which Tenant claims title to any materials, fixtures, or articles used in the construction/performance of the Capital Renovation Project.
(g)     Storage  of  Materials.  Tenant  will  cause  all  materials acquired or
        ----------------------
furnished in connection with the construction/performance of the Capital Renovation Project, but not affixed or incorporated into the Property, to be stored at the Property or at bonded locations approved by Landlord, in each case under adequate safeguards to minimize the possibility of loss, theft, damage or commingling with other materials or projects. Tenant will employ suitable means to protect from theft or vandalism the Property and all tools and building materials stored on the Property.
(h)     Inspections.  Without  limiting  any  of  Landlord's  rights or remedies
        -----------
under the Lease, at any time during regular business hours, Landlord and/or its representatives will be permitted to enter upon the Property and any other location where materials for the Capital Renovation Project are being stored to inspect the same and all materials to be used in the construction/performance thereof, and to examine all detailed plans and shop drawings which are or may be kept at the construction site, provided that in so doing, Landlord shall not unreasonably interfere with the construction/performance of the Capital Renovation Project. Upon request, Landlord will be furnished with reasonable information regarding the construction/performance of the Capital Renovation
Project from Tenant, any Architect, any General Contractor and any other contractors or subcontractors.
(i)     Notices.  Without  limiting  any  other  obligation  of Tenant under the
        -------
Lease, Tenant will furnish Landlord with a copy of any (A) notice or claim made by any Governmental Authority pertaining to the Property, (B) any notice of any termination, late payment or other material aspect of any Construction Contract involving more than Five Thousand Dollars ($5,000.00), together with a copy of each such Construction Contract and (C) any fire, casualty, notice of any condemnation or other event materially affecting the Leased Property.
     (j)     Use  of  Funds,  Deficiency.
             ---------------------------
     (i) Tenant shall expend all the proceeds of each advance hereunder for Capital Renovation Project Costs in amounts and for the purposes provided in the Capital Renovation Project Budget and for no other purpose whatsoever.
(ii) Tenant will promptly advise Landlord if and when (1) Capital Renovation Project Costs shall exceed or appear likely to exceed the Landlord's Maximum Cost or (2) Capital Renovation Project Costs with respect to any particular item in the Capital Renovation Project Budget shall exceed or appear likely to exceed the amount specified for any such item in the Capital Renovation Project Budget, and shall give Landlord sufficiently detailed information with respect thereto.
(iii) If, in the reasonable good faith judgment of Landlord, it appears at any time or from time to time that the Remaining Funds will be insufficient to complete the construction/performance of the Capital Renovation Project substantially in accordance with the Capital Renovation Plans on or before the Outside Completion Date (unless otherwise extended by reason of any Unavoidable Delays as permitted under this Work Letter, and to pay for all Capital
Renovation Project Costs incurred in connection with such construction/performance, or if any other expenses are required for such completion which were not scheduled in the Capital Renovation Project Budget, Landlord may request that Tenant demonstrate that the Remaining Funds are sufficient for such completion and payment. If Tenant does not so demonstrate to Landlord's reasonable satisfaction within five (5) Business Days of receipt of Landlord's request to do so, then Tenant shall make arrangements for additional monies to be made available as shall, in the reasonable good faith judgment of Landlord, when added to the Remaining Funds, be sufficient so as to complete and/or pay for the construction/performance of the Capital Renovation Project. Such additional monies of Tenant shall be applied for payment of costs prior to Landlord advancing any additional funds under this Work Letter.
     (k)     Documents  at  Completion.  Without limiting any provisions of this
             -------------------------
Work Letter, from time to time as requested by Landlord and as soon as practicable following the Completion Date, Tenant shall supply or cause to be supplied to Landlord such reasonable documents and information pertaining to the Capital Renovation Project and the construction, performance and/or completion of the same as Landlord shall request.
(l)     Assignment  of  Construction  Contracts.  At  the  request  of Landlord,
        ---------------------------------------
Tenant shall assign to Landlord each Construction Contract to which Tenant is a party utilizing an assignment instrument in form and substance acceptable to Landlord and shall cause each other party to such Construction Contract to consent to such assignment, if required by the terms thereof.
     2.5     Additional  Events of Default.  In addition to and without limiting
             -----------------------------
the "Events of Default" set forth in the Lease, any one or more of the following shall also constitute an "Event of Default" under the Lease:
     (a) Tenant fails to perform any of the obligations to be performed by Tenant under this Work Letter with respect to the Capital Renovation Project, and such failure is not cured within thirty (30) days after notice thereof from Landlord or, if such failure cannot reasonably be cured within such thirty (30) day period, such longer period as reasonably may be required to remedy such default as long as Tenant has commenced such cure within such thirty (30) day period, thereafter diligently prosecutes such cure and completes such cure not later than sixty (60) days after notice from Landlord but in any event prior to the Outside Completion Date (subject to Unavoidable Delays, provided that Tenant delivers notice to Landlord of each event constituting an Unavoidable Delay within ten (10) days after such event); or
(b)     [Intentionally  Omitted]
         ----------------------
(c) Tenant uses any monies advanced by Landlord under this Work Letter for any purpose other than as allowed or contemplated under this Work Letter; or
(d)     Except  as  a  result  of  a casualty, Condemnation or other Unavoidable
Delay, work on the Capital Renovation Projects ceases for thirty (30) consecutive days for any reason; or
(e) The Completion Date does not occur by the Outside Completion Date, free and clear of mechanics', materialmen's and other liens (except for permitted contests pursuant to Article XIII of the Lease); or
(f) Except for change orders allowed pursuant to the provisions of this Work Letter, Tenant modifies, amends or terminates any Construction Contract without Landlord's written consent; or
(g) Any mechanics', materialmen's or other lien is filed or asserted against the Property, or any part thereof, or any suit or other proceeding is instituted to enforce or foreclose such a lien (except for permitted contests pursuant to
Article  XIII  of  the  Lease).
     2.6     Advances  of  Funds  by  Landlord.
             ---------------------------------
     (a)     Funding.  Subject  to  the satisfaction by Tenant of the conditions
             -------
set forth in Section 2.6 of this Work Letter and the other provisions of this Work Letter, Landlord will advance to Tenant funds up to the Landlord's Maximum Cost (less all costs, fees, allowances and charges of Landlord which are included within Capital Renovation Project Costs) for the purpose of paying or reimbursing Tenant for the payment of the Capital Renovation Project Costs.
(b)     Limitation  of  Funding  Obligation.  Landlord shall not be obligated to
        -----------------------------------
advance to Tenant any sums (i) in excess of the Landlord's Maximum Cost or for which a Request for Advance is received more than sixty (60) days after the Outside Completion Date, (ii) when any of the conditions set forth in Section
2.6  of  this  Work  Letter  have  not  been  met  or  fulfilled.
(c)     Advances  of  Funds by Landlord.  Draw requests will be reviewed monthly
        -------------------------------
and will be based on the prorata share completion to date of each construction line item listed in the Capital Renovation Project Budget. All advances of funds under this Work Letter shall be made by Landlord in accordance with a Request for Advance. Each Request for Advance shall be honored within ten (10) Business Days of receipt of the same delivered in accordance with the Notice provisions of the Lease together with the information required therein, subject, however, to the limitations herein. In no event shall Landlord be required to make any advance for a particular line item which, when aggregated with prior advances, is in excess of the Capital Renovation Project Budget for such line item except to the extent amounts from contingency line items are unused and/or to the extent savings, in Landlord's reasonable good faith discretion, in other budget line items remain unused. Landlord shall issue checks payable to, or otherwise advance funds to, Tenant, the payees designated in a Request for Advance or jointly to Tenant and such payees, as Landlord shall reasonably determine. Advances of funds to such payees or jointly to Tenant and any such payee shall constitute an advance hereunder as though advanced directly to Tenant.
(d)     Holdbacks.  Any  advances  for costs and expenses of labor and materials
        ---------
connected with the construction/performance of the Capital Renovation Project shall be limited to Ninety Percent (90%) of such costs and expenses and shall be made in accordance with the payment schedule of the Construction Contract with any General Contractor or other contractor. The final advance of proceeds representing the Ten Percent (10%) retainage for any particular item will not be made until the last to occur of (i) the Completion Date, (ii) completion of all Punch List Items and (iii) the date Landlord receives, as applicable, (1) all final lien releases and waivers provided for herein, (2) an "As-Built" set of plans and specifications (if reasonably requested by Landlord based upon the nature of the Capital Renovation Project), (3) an ALTA "As-Built" survey (if reasonably requested by Landlord based upon the nature of the Capital Renovation Project), and (4) such other documents as Landlord may reasonably request. In no event shall any portion of such retainage be paid if any mechanics' and/or materialmen's liens or other encumbrances have been filed and remain on the Property (except for permitted contests pursuant to Article XIII of the Lease).
     2.7     Conditions  to  Landlord  Obligations  to  Advance Funds.  Landlord
             --------------------------------------------------------
shall not be obligated to make any advance of funds under this Work Letter, including the first advance, unless and until the following conditions shall have been satisfied (with proof thereof in form and sufficiency as may be reasonably  requested  by  Landlord):
(a)     Approvals/Entitlements.  To  the  extent  not  theretofore  received and
        ----------------------
approved by Landlord and to the extent of a material change not permitted herein without approval, Landlord shall have received and approved (i) the Capital Renovation Plans; (ii) the Capital Renovation Project Budget(s); (iii) all Construction Contracts with any General Contractor, any Architect and any other contractor or material supplier that may be requested by Landlord; and (iv) all authorizations and permits required by any Governmental Authority for the construction/performance of the Capital Renovation Project, including building and grading permits, a foundation letter (if applicable to the Capital Renovation Project) and such other authorizations and permits as are required for the use and operation of the Facility for its Primary Intended Use, which are presently procurable.
(b)     Utilities  and  Access.  To  the  extent  applicable  to  the  Capital
        ----------------------
Renovation  Project  as  reasonably  determined by Landlord, Landlord shall have
        -
received evidence satisfactory to Landlord that (i) all existing public utilities, including telephone, water, sewage, electricity and gas are adequate for the Facility; and (ii) all existing means of ingress and egress, parking, access to public streets and drainage facilities are adequate for the Facility.
(c)     Soils  and  Other  Tests.  To  the  extent  applicable  to  the  Capital
        ------------------------
Renovation Project as reasonably determined by Landlord, Landlord shall have received and approved test borings, engineering reports and such other site analysis as Landlord may require, all of which must indicate that the soil is adequate for the proposed construction/performance of the Capital Renovation Project in accordance with the Capital Renovation Plans.
(d)     Insurance.  Landlord  shall  have  received certificates with respect to
        ---------
the  insurance  required  to  be  carried by Tenant or other Persons pursuant to
Section  2.4  above,  together  with  evidence satisfactory to Landlord that the premiums  therefor  have  been  paid  in  full.
(e)     [Intentionally  Omitted]
(f)     No  Default.  No  Event  of  Default shall have occurred under the Lease
        -----------
(including this Work Letter) and no event or condition shall exist which, with notice and/or lapse of time, or both, would constitute such an Event of Default under the Lease (including this Work Letter).
(g)     Condemnation;  Casualty.  No Condemnation shall be pending or threatened
        -----------------------
and no casualty shall have occurred, in either case with respect to the Property or any portion thereof.
(h)     Other Documents and Assurances.  Landlord shall have received such other
        ------------------------------
documents and assurances as Landlord shall have reasonably requested, including any endorsements to Landlord existing policy of title insurance updating the same without any additional exception except as may be approved by Landlord and increasing the policy limit thereof to an amount equal to the Capital Renovation Project Costs funded or accrued by Landlord.
(i)     Request  for  Advance.  Landlord  shall have received and approved (A) a
        ---------------------
Request for Advance accompanied by all necessary documents and certificates as set forth in the definition thereof; (B) a Tenant's Affidavit; and (C) to the extent applicable, a certificate from the Architect, or if no Architect, from an officer of Tenant or any other reliable Person acceptable to Landlord, to the effect that in such Person's opinion (1) the construction/performance of the Capital Renovation Project theretofore performed is in accordance with the Capital Renovation Plans and (2) the amount requested is appropriate in light of the percentage of construction completed and amount of stored material.
(j)     Architect,  Contractor  Letters.  Landlord shall have received from each
        -------------------------------
of the Architect, General Contractor, and major subcontractors a letter, in form and substance satisfactory to Landlord, which, among other things, (i) states that, in the event of a default by Tenant under the contract with the undersigned, the undersigned agrees to perform for Landlord at Landlord's request under the terms of the applicable Construction Contract, (ii) to the best knowledge of the undersigned certifies to Landlord that the Capital Renovation Plans comply with all Legal Requirements, and that the work performed by the undersigned has been completed in accordance with the Capital Renovation Plans, and (iii) confirms such other matters consistent with the terms and provisions of this subsection (j).
(k)     Proceedings.  Landlord  shall  have  reviewed and approved all corporate
        -----------
proceedings  to  be  taken  by  Tenant  and  Guarantor  in  connection  with the transactions  contemplated  under  the  Lease,  as  amended by this Work Letter.
(l)     [Intentionally  Omitted]
(m)      [Intentionally  Omitted]
     2.8     Miscellaneous  Provisions Applicable to Capital Renovation Project.
             ------------------------------------------------------------------
     (a)     Ownership  of Capital Renovation Project.  At all times the Capital
             ----------------------------------------
Renovation Project shall be owned entirely by Landlord subject to the leasehold interest of Tenant under the Lease with respect to the Capital Renovation Project. Upon the request of Landlord, Tenant shall execute and/or cause any Affiliate of Tenant to execute such documents as Landlord may reasonably request evidencing and confirming Landlord's ownership of such Capital Renovation Project.
(b)     Advance  Not a Waiver.  No advance of funds under this Work Letter shall
        ---------------------
constitute a waiver of any of the conditions to Landlord's obligation to make further advances nor, if Tenant is unable to satisfy any such condition, shall any such advance have the effect of precluding Landlord from thereafter declaring such inability to be an Event of Default under the Lease.
(c)     Conditions  for  Benefit of Landlord.  All conditions to the obligations
        ------------------------------------
of Landlord hereunder are imposed solely for the benefit of Landlord and no other Person shall have standing to require satisfaction of such conditions.
(d)     Compliance  Responsibility.  Notwithstanding  the review and approval by
        --------------------------
Landlord of the Capital Renovation Plans or any other matter, Landlord shall have no responsibility for compliance by the Property, the Capital Renovation Project or the construction/performance of the Capital Renovation Project with Legal Requirements, sound architectural or engineering practices or other matters.
     (e)     Notices.  Any  Notices  with respect to Request for Advances and/or
             -------
change orders (only) shall be sent to Landlord in accordance with the provisions for notices in the Lease.
     (f)     Attorneys'  Fees  and  Costs.  Subject  to  the  Landlord's funding
             ----------------------------
obligations under this Work Letter, Tenant shall pay to Landlord all of Landlord's attorneys' fees and other costs and expenses or incurred in connection with (A) amendments or other modifications to any of the Construction Contracts or the Capital Renovation Plans; and (B) any other matter related to the construction/performance of the Capital Renovation Project.
(g)     Incorporation.  This  Work  Letter is incorporated into and shall form a
        -------------
part  of  the  Lease.


                            [Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Work Letter as of September 18, 2002.

     "Landlord"
HEALTH  CARE  PROPERTY  INVESTORS,  INC.,  a  Maryland  corporation

By:  /s/  Arthur  G.  Sundby
     -----------------------
Name:  Arthur  G.  Sundby
Title:   Vice  President

TEXAS  HCP  HOLDING,  L.P.,  a  Delaware  limited  partnership

By:  /s/  Arthur  G.  Sundby
     -----------------------
Name:  Arthur  G.  Sundby
Title:   Vice  President

HCPI  TRUST,  a  Maryland  real  estate  trust

By:  /s/  Arthur  G.  Sundby
     -----------------------
Name:  Arthur  G.  Sundby
Title:   Vice  President

     "Tenant"
EMERITUS  CORPORATION,
a  Washington  corporation

By:     /s/  Raymond  R.  Brandstrom
        ----------------------------
Name:  Raymond  R.  Brandstrom
Title:      CFO


     "Tenant"
ESC  III,  L.P.,  a  Washington  limited  partnership  dba  TEXAS-ESC  III, L.P.

By:     /s/  Raymond  R.  Brandstrom
        ----------------------------
Name:  Raymond  R.  Brandstrom
Title:      CFO












                                          75


                            Schedule 1 to Work Letter
                            -------------------------
                        Capital Renovation Project Budget
                        ---------------------------------
                                 [See Attached]

                                    EXHIBIT M
                                    ---------
FACILITY  NAME     LOCATION
La  Villita     Phoenix,  AZ
-----------     ------------
Willow  Park     Boise,  ID
------------     ----------
Kingsley  Place  at  Oakwell     San  Antonio,  TX
----------------------------     -----------------
Kingsley  Place  at  Medical  Center     San  Antonio,  TX
------------------------------------     -----------------
Hollywood  Park     Hollywood,  TX
---------------     --------------
Northwest  Oaks     San  Antonio,  TX
---------------     -----------------
Cielo  Vista     El  Paso,  TX
------------     -------------
Arbor  Place  at  Silver  Lake     Everett,  WA
------------------------------     ------------